     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998

                                                      REGISTRATION NO. 2-86082

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.                  [ ]
                       POST-EFFECTIVE AMENDMENT NO. 25                [X]

                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 26                        [X]
                               ------------------

                          MAINSTAY VP SERIES FUND, INC.

             (FORMERLY KNOWN AS NEW YORK LIFE MFA SERIES FUND, INC.)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000
                               ------------------
                               SARA L. BADLER, ESQ.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                                JEFFREY S. PURETZ
                             DECHERT PRICE & RHOADS
                              1775 EYE STREET, N.W.
                                   SUITE 1100
                             WASHINGTON, D.C. 20006

      IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

            [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485

            [X] On May 1, 1998  pursuant to paragraph (b)(1)(v) of Rule 485

            [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
            [ ] on pursuant to paragraph (a)(1) of Rule 485
            [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            [ ] on         pursuant to paragraph (a)(2) of Rule 485

      IF APPROPRIATE, CHECK THE FOLLOWING BOX:

            [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------

      PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HEREBY DECLARES THAT THE ISSUER HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933. ON MARCH 26, 1998, THE REGISTRANT SUBMITTED ITS RULE 24f-2 NOTICE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR ON EDGAR.

                              CROSS-REFERENCE SHEET

SHOWING LOCATION IN PROSPECTUS (PART A) AND STATEMENT OF ADDITIONAL INFORMATION
                  (PART B) OF INFORMATION REQUIRED BY FORM N-1A

                                     PART A

                      FORM N-1A ITEM                                       PROSPECTUS CAPTION
 1.   Cover Page.......................................       Cover Page
 2.   Synopsis.........................................       Not Applicable
 3.   Condensed Financial Information..................       Financial Highlights
 4.   General Description of Registrant................       The Fund and the Separate Accounts;
                                                                  The Fund and the Variable Accounts;
                                                                  Other Information About the Portfolios;
                                                                  The Fund and its Management
 5.   Management of the Fund...........................       The Fund and Its Management; Custodian
 6.   Capital Stock and Other Securities...............       The Fund and Its Management; Capital Stock;
                                                                  Taxes, Dividends and Distributions; Other
                                                                  Information
 7.   Purchase of Securities Being Offered.............       Purchase and Redemption of Shares
 8.   Redemption or Repurchase.........................       Purchase and Redemption of Shares
 9.   Pending Legal Proceedings........................       Not Applicable


                                     PART B

                      FORM N-1A ITEM                          STATEMENT OF ADDITIONAL INFORMATION CAPTION
10.   Cover Page.......................................       Cover Page
11.   Table of Contents................................       Table of Contents
12.   General Information and History..................       Not Applicable
13.   Investment Objectives and Policies...............       MainStay VP Series Fund, Inc.; Investment
                                                                  Policies
14.   Management of the Registrant.....................       Management of the Fund
15.   Control Persons and Principal Holders of
          Securities...................................       Management of the Fund; Purchase and
                                                                  Redemption of Shares; General Information
16.   Investment Advisory and Other Services...........       Management of the Fund;
                                                                  The Investment Advisers
17.   Brokerage Allocation.............................       Portfolio Brokerage
18.   Capital Stock and Other Securities...............       Purchase and Redemption of Shares; General
                                                                  Information
19.   Purchase, Redemption and Pricing of Securities
          Being Offered................................       Determination of Net Asset Value;
                                                                  Purchase and Redemption of Shares
20.   Tax Status.......................................       Taxes
21.   Underwriters.....................................       Not Applicable
22.   Calculation of Yield Quotations of Money
          Market Funds.................................       Investment Performance Calculations
23.   Financial Statements.............................       Financial Statements

MAINSTAY VP SERIES FUND, INC. PROSPECTUS                            May 1, 1998

--------------------------------------------------------------------------------


                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 15 PORTFOLIOS
                                                                  Growth
                                                                 Capital Appreciation Portfolio......     page A-9
                                                                 Eagle Asset Management Growth Equity
                                                                   Portfolio.........................    page A-10
                                                                 Growth Equity Portfolio.............    page A-11
                                                                 Indexed Equity Portfolio............    page A-12
                                                                 International Equity Portfolio......    page A-13
                                                                 Lord Abbett Developing Growth
                                                                   Portfolio.........................    page A-14
                                                                  Growth & Income
                                                                 American Century Income & Growth
                                                                   Portfolio.........................    page A-15
                                                                 Convertible Portfolio...............    page A-16
                                                                 Dreyfus Large Company Value
                                                                   Portfolio.........................    page A-17
                                                                 Total Return Portfolio..............    page A-18
                                                                 Value Portfolio.....................    page A-19
                                                                  Income
                                                                 Bond Portfolio......................    page A-20
                                                                 Government Portfolio................    page A-21
                                                                 High Yield Corporate Bond
                                                                   Portfolio.........................    page A-22
                                                                 Cash Management Portfolio...........    page A-23


   (Read) This:


These Portfolios aren't federally
insured or guaranteed by the U.S.
Government. Shares of these Portfolios
are not deposits or obligations of, or
guaranteed or insured by any financial
institution, the Federal Deposit
Insurance Corporation or any other
government agency. Investments in the
Portfolios are subject to investment
risks, including possible loss of
principal. (See "Investments and
Investment Practices" on p. 26.)


NO GUARANTEES. There are no guarantees
that a Portfolio will meet its
objectives. All mutual funds involve
risk, including the potential to lose
some or all of your original investment.
Except for money market funds, the price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price.
Furthermore, although the Cash
Management Portfolio attempts to
maintain a stable net asset value of $1
per share, there can be no assurance
that it will succeed in doing so.

THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully
before you invest, and keep it for
future reference. We hope you will
easily find and understand the
information you need; but if you have
any suggestions for improvement--or if
you need any help--please ask your
registered representative.
This prospectus includes information
you should know before investing. For
even more details, write to MainStay
VP Series Fund, Inc., 51 Madison
Avenue, New York, NY 10010 or call
(800) 598-2019 for a free copy of the
current Statement of Additional
Information (SAI). The SAI is
incorporated by reference into this
prospectus and also has been filed
with the Securities and Exchange
Commission. The Securities and
Exchange Commission maintains a
website (http://www.sec.gov) that
contains the SAI, material
incorporated by reference and other
information regarding registrants that
file electronically with the SEC.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
     Financial Highlights...................................   A-4
OTHER INFORMATION ABOUT THE PORTFOLIOS......................  A-24
     General Investment Considerations......................  A-24
     Convertible Portfolio..................................  A-24
     High Yield Corporate Bond Portfolio....................  A-24
     Indexed Equity Portfolio...............................  A-25
     International Equity Portfolio.........................  A-25
     Investments and Investment Practices...................  A-26
     Other Information......................................  A-30
THE FUND AND ITS MANAGEMENT.................................  A-30
     Investment Advisers....................................  A-30
     Administrator..........................................  A-31
     Capital Stock..........................................  A-32
PURCHASE AND REDEMPTION OF SHARES...........................  A-32
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................  A-33
     Taxes..................................................  A-33
     Dividends and Distributions............................  A-33
GENERAL INFORMATION.........................................  A-34
     Custodian..............................................  A-34
     Performance and Yield Information......................  A-34
     Reports to Shareholders................................  A-34
     Other Information......................................  A-34
APPENDIX A..................................................  AA-1


                            ------------------------

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

     This Prospectus describes the shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.


     The Fund issues for investment by the Separate Accounts fifteen separate classes of capital stock, each of which represents a separate portfolio of investments--the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Growth Equity Portfolio ("Growth Equity"), the MainStay VP Indexed Equity Portfolio ("Indexed Equity"), the MainStay VP American Century Income & Growth Portfolio ("American Century Income & Growth"), the MainStay VP Dreyfus Large Company Value Portfolio ("Dreyfus Large Company Value"), the MainStay VP Eagle Asset Management Growth Equity Portfolio ("Eagle Asset Management Growth Equity") and the MainStay VP Lord Abbett Developing Growth Portfolio ("Lord Abbett Developing Growth"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.


     Shares of the Portfolios are currently offered to the Separate Accounts to fund multifunded retirement annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"). Certain of the Portfolios also offer their shares to other separate accounts of NYLIAC to fund other annuity policies and variable life insurance policies.

     The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner ("Owner") of a Policy. The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

     The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


     The following per share data (for a share outstanding throughout each period) and selected ratios with respect to each portfolio of the Fund have been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements containing such information is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 1997, which appear in the Statement of Additional Information. Additional information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by writing or calling the Fund at the address and telephone number given on the front cover page of this prospectus. Information on the American Century Income & Growth Portfolio, Dreyfus Large Company Value Portfolio, Eagle Asset Management Growth Equity Portfolio and Lord Abbett Developing Growth Portfolio is not presented since these Portfolios had not commenced operations on December 31, 1997.


                                                     CAPITAL APPRECIATION
                                                           PORTFOLIO
                                     -----------------------------------------------------
                                                FOR THE YEAR ENDED               JAN. 29,
                                                   DECEMBER 31,                  1993** TO
                                     -----------------------------------------   DEC. 31,
                                       1997       1996       1995       1994       1993
                                     --------   --------   --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $  18.39   $  15.49   $  11.45   $  12.03    $ 10.00
                                     --------   --------   --------   --------    -------
Net investment income..............      0.00(b)    0.01       0.06       0.05       0.02
Net realized and unrealized gain
  (loss) on investments............      4.31       2.90       4.04      (0.58)      2.03
                                     --------   --------   --------   --------    -------
Total from investment operations...      4.31       2.91       4.10      (0.53)      2.05
                                     --------   --------   --------   --------    -------
Less dividends and distributions:
  From net investment income.......     (0.00)(b)   (0.01)    (0.06)     (0.05)     (0.02)
  From net realized gain on
    investments....................     (0.31)        --         --         --         --
                                     --------   --------   --------   --------    -------
Total dividends and
  distributions....................     (0.31)     (0.01)     (0.06)     (0.05)     (0.02)
                                     --------   --------   --------   --------    -------
NET ASSET VALUE AT END OF PERIOD...  $  22.39   $  18.39   $  15.49   $  11.45    $ 12.03
                                     ========   ========   ========   ========    =======
Total investment return#...........     23.49%     18.75%     35.78%     (4.38%)    20.54%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income............      0.00%(c)   0.09%      0.57%      0.63%      0.46%*
  Net expenses.....................      0.65%      0.73%      0.73%      0.73%      0.73%*
  Expenses (before
    reimbursement).................      0.65%      0.75%      0.90%      0.91%      1.15%*
Portfolio turnover rate............        34%        16%        35%        39%        28%
Average commission rate paid.......  $ 0.0589   $ 0.0600        (a)        (a)         (a)
Net assets at end of period (in
  000's)...........................  $763,079   $503,622   $244,536   $113,999    $43,485

                                                       CASH MANAGEMENT                         CONVERTIBLE
                                                          PORTFOLIO                             PORTFOLIO
                                     ---------------------------------------------------   --------------------
                                               FOR THE YEAR ENDED              JAN. 29,    FOR YEAR    OCT. 1,
                                                  DECEMBER 31,                 1993** TO    ENDED     1996** TO
                                     ---------------------------------------   DEC. 31,    DEC. 31,   DEC. 31,
                                       1997       1996      1995      1994       1993        1997       1996
                                     --------   --------   -------   -------   ---------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $   1.00   $   1.00   $  1.00   $  1.00    $  1.00    $ 10.27     $ 10.00
                                     --------   --------   -------   -------    -------    -------     -------
Net investment income..............      0.05       0.05      0.05      0.04       0.02       0.44        0.10
Net realized and unrealized gain
  (loss) on investments............        --         --        --        --         --       1.12        0.29
                                     --------   --------   -------   -------    -------    -------     -------
Total from investment operations...      0.05       0.05      0.05      0.04       0.02       1.56        0.39
                                     --------   --------   -------   -------    -------    -------     -------
Less dividends and distributions:
  From net investment income.......     (0.05)     (0.05)    (0.05)    (0.04)     (0.02)     (0.44)      (0.10)
  From net realized gain on
    investments....................        --         --        --        --         --      (0.63)      (0.02)
                                     --------   --------   -------   -------    -------    -------     -------
Total dividends and
  distributions....................     (0.05)     (0.05)    (0.05)    (0.04)     (0.02)     (1.07)      (0.12)
                                     --------   --------   -------   -------    -------    -------     -------
NET ASSET VALUE AT END OF PERIOD...  $   1.00   $   1.00   $  1.00   $  1.00    $  1.00    $ 10.76     $ 10.27
                                     ========   ========   =======   =======    =======    =======     =======
Total investment return#...........      5.25%      4.95%     5.59%     3.82%      2.40%     15.43%       3.89%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income............      5.13%      4.92%     5.44%     3.97%      2.65%*     5.13%       5.14%*
  Net expenses.....................      0.54%      0.62%     0.62%     0.62%      0.62%*     0.73%       0.73%*
  Expenses (before
    reimbursement).................      0.54%      0.64%     0.94%     0.89%      1.10%*     0.78%       1.46%*
Portfolio turnover rate............        --         --        --        --         --        217%         15%
Average commission rate paid.......        --         --        --        --         --    $0.0567     $0.0537
Net assets at end of period (in
  000's)...........................  $140,782   $118,347   $87,839   $71,116    $26,733    $39,768     $15,464


------------
  *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

(b)  Less than one cent per share.


(c)  Less than one-hundredth of a percent.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                         GOVERNMENT                           HIGH YIELD CORPORATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                     ---------------------------------------------------   -------------------------------
                                               FOR THE YEAR ENDED              JAN. 29,    FOR THE YEAR ENDED     MAY 1,
                                                  DECEMBER 31,                 1993** TO      DECEMBER 31,       1995** TO
                                     ---------------------------------------   DEC. 31,    -------------------   DEC. 31,
                                      1997       1996       1995      1994       1993        1997       1996       1995
                                     -------   --------   --------   -------   ---------   --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $  9.59   $  10.01   $   9.21   $ 10.15    $ 10.00    $  11.61   $  10.55    $ 10.00
                                     -------   --------   --------   -------    -------    --------   --------    -------
Net investment income..............     0.67       0.65       0.75      0.75       0.82        0.85       0.59       0.37
Net realized and unrealized gain
  (loss) on investments............     0.24      (0.42)      0.80     (0.94)     (0.25)       0.65       1.22       0.61
Net realized and unrealized gain
  (loss) on foreign currency
  transactions.....................       --         --         --        --         --          --         --         --
                                     -------   --------   --------   -------    -------    --------   --------    -------
Total from investment operations...     0.91       0.23       1.55     (0.19)      0.57        1.50       1.81       0.98
                                     -------   --------   --------   -------    -------    --------   --------    -------
Less dividends and distributions:
  From net investment income.......    (0.67)     (0.65)     (0.75)    (0.75)     (0.42)      (0.84)     (0.59)     (0.37)
  From net realized gain on
    investments....................       --         --         --        --         --       (0.54)     (0.16)     (0.04)
  From net realized gain on
    investments and foreign
    currency transactions..........       --         --         --        --         --          --         --         --
  In excess of net realized gain on
    investments....................       --         --         --        --         --          --         --      (0.02)
                                     -------   --------   --------   -------    -------    --------   --------    -------
Total dividends and
  distributions....................    (0.67)     (0.65)     (0.75)    (0.75)     (0.42)      (1.38)     (0.75)     (0.43)
                                     -------   --------   --------   -------    -------    --------   --------    -------
NET ASSET VALUE AT END OF PERIOD...  $  9.83   $   9.59   $  10.01   $  9.21    $ 10.15    $  11.73   $  11.61    $ 10.55
                                     =======   ========   ========   =======    =======    ========   ========    =======
Total investment return#...........     9.48%      2.28%     16.72%    (1.84%)     5.63%      13.03%     17.16%     10.06%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............     6.71%      6.66%      7.80%     8.16%      8.46%*      8.84%      8.59%     10.02%*
  Net expenses.....................     0.63%      0.67%      0.67%     0.67%      0.67%*      0.59%      0.67%      0.67%*
  Expenses (before
    reimbursement).................     0.63%      0.71%      0.82%     0.87%      1.02%*      0.59%      0.71%      1.25%*
Portfolio turnover rate............      345%       304%       592%      483%       501%        153%       149%        95%
Average commission rate paid.......       --         --         --        --         --    $ 0.0581   $ 0.0613        (a)
Net assets at end of period (in
  000's)...........................  $73,755   $ 73,123   $ 64,812   $61,641    $46,766    $424,567   $205,001    $43,314

                                          INTERNATIONAL EQUITY
                                                PORTFOLIO
                                     -------------------------------
                                     FOR THE YEAR ENDED     MAY 1,
                                        DECEMBER 31,       1995** TO
                                     -------------------   DEC. 31,
                                       1997       1996       1995
                                     --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $ 10.65    $ 10.20     $ 10.00
                                     -------    -------     -------
Net investment income..............     1.06       0.44        0.64
Net realized and unrealized gain
  (loss) on investments............     0.27       0.06        0.01
Net realized and unrealized gain
  (loss) on foreign currency
  transactions.....................    (0.78)      0.56        0.05
                                     -------    -------     -------
Total from investment operations...     0.55       1.06        0.70
                                     -------    -------     -------
Less dividends and distributions:
  From net investment income.......    (0.89)     (0.60)      (0.06)
  From net realized gain on
    investments....................       --         --          --
  From net realized gain on
    investments and foreign
    currency transactions..........       --      (0.01)      (0.44)
  In excess of net realized gain on
    investments....................       --         --          --
                                     -------    -------     -------
Total dividends and
  distributions....................    (0.89)     (0.61)      (0.50)
                                     -------    -------     -------
NET ASSET VALUE AT END OF PERIOD...  $ 10.31    $ 10.65     $ 10.20
                                     =======    =======     =======
Total investment return#...........     5.17%     10.54%       6.96%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............     1.25%      1.01%       1.07%*
  Net expenses.....................     0.97%      0.97%       0.97%*
  Expenses (before
    reimbursement).................     1.25%      1.51%       2.51%*
Portfolio turnover rate............       61%        16%         14%
Average commission rate paid.......  $0.0351    $0.0364         (a)
Net assets at end of period (in
  000's)...........................  $30,272    $34,509     $14,631


------------
  *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                           TOTAL RETURN                                     VALUE
                                                             PORTFOLIO                                    PORTFOLIO
                                       -----------------------------------------------------   -------------------------------
                                                  FOR THE YEAR ENDED               JAN. 29,    FOR THE YEAR ENDED     MAY 1,
                                                     DECEMBER 31,                  1993** TO      DECEMBER 31,       1995** TO
                                       -----------------------------------------   DEC. 31,    -------------------   DEC. 31,
                                         1997       1996       1995       1994       1993        1997       1996       1995
                                       --------   --------   --------   --------   ---------   --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD.............................  $  14.56   $  13.26   $  10.58   $  11.32    $ 10.00    $  13.90   $  11.58    $ 10.00
                                       --------   --------   --------   --------    -------    --------   --------    -------
Net investment income................      0.37       0.30       0.31       0.27       0.16        0.21       0.17       0.10
Net realized and unrealized gain
  (loss) on investments..............      2.21       1.30       2.69      (0.72)      1.34        2.94       2.52       1.58
                                       --------   --------   --------   --------    -------    --------   --------    -------
Total from investment operations.....      2.58       1.60       3.00      (0.45)      1.50        3.15       2.69       1.68
                                       --------   --------   --------   --------    -------    --------   --------    -------
Less dividends and distributions:
  From net investment income.........     (0.36)     (0.30)     (0.32)     (0.29)     (0.16)      (0.21)     (0.17)     (0.10)
  From net realized gain on
    investments......................     (0.31)        --         --         --         --       (0.75)     (0.20)        --
  In excess of net realized gain on
    investments......................        --         --         --         --      (0.02)         --         --         --
                                       --------   --------   --------   --------    -------    --------   --------    -------
Total dividends and distributions....     (0.67)     (0.30)     (0.32)     (0.29)     (0.18)      (0.96)     (0.37)     (0.10)
                                       --------   --------   --------   --------    -------    --------   --------    -------
NET ASSET VALUE AT END OF PERIOD.....  $  16.47   $  14.56   $  13.26   $  10.58    $ 11.32    $  16.09   $  13.90    $ 11.58
                                       ========   ========   ========   ========    =======    ========   ========    =======
Total investment return#.............     17.79%     12.08%     28.33%     (3.99%)    15.04%      22.89%     23.22%     16.76%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income..............      2.46%      2.52%      3.06%      3.50%      3.48%*      1.78%      2.10%      2.57%*
  Net expenses.......................      0.60%      0.69%      0.69%      0.69%      0.69%*      0.65%      0.73%      0.73%*
  Expenses (before reimbursement)....      0.60%      0.71%      0.81%      0.88%      1.07%*      0.65%      0.79%      1.45%*
Portfolio turnover rate..............       125%       175%       253%       297%       197%         48%        41%        20%
Average commission rate paid.........  $ 0.0585   $ 0.0599        (a)        (a)         (a)   $ 0.0594   $ 0.0593        (a)
Net assets at end of period (in
  000's).............................  $446,624   $332,897   $194,893   $122,333    $55,548    $264,179   $120,415    $24,429

                                                          INDEXED EQUITY
                                                            PORTFOLIO
                                       ----------------------------------------------------
                                                  FOR THE YEAR ENDED              JAN. 29,
                                                     DECEMBER 31,                 1993** TO
                                       ----------------------------------------   DEC. 31,
                                         1997       1996       1995      1994       1993
                                       --------   --------   --------   -------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD.............................  $  16.10   $  13.53   $  10.38   $ 10.58    $ 10.00
                                       --------   --------   --------   -------    -------
Net investment income................      0.27       0.24       0.27      0.24       0.19
Net realized and unrealized gain
  (loss) on investments..............      4.99       2.79       3.55     (0.15)      0.67
                                       --------   --------   --------   -------    -------
Total from investment operations.....      5.26       3.03       3.82      0.09       0.86
                                       --------   --------   --------   -------    -------
Less dividends and distributions:
  From net investment income.........     (0.27)     (0.24)     (0.28)    (0.24)     (0.19)
  From net realized gain on
    investments......................     (0.51)     (0.22)     (0.39)    (0.05)     (0.08)
  In excess of net realized gain on
    investments......................        --         --         --        --      (0.01)
                                       --------   --------   --------   -------    -------
Total dividends and distributions....     (0.78)     (0.46)     (0.67)    (0.29)     (0.28)
                                       --------   --------   --------   -------    -------
NET ASSET VALUE AT END OF PERIOD.....  $  20.58   $  16.10   $  13.53   $ 10.38    $ 10.58
                                       ========   ========   ========   =======    =======
Total investment return#.............     32.84%     22.42%     36.89%     0.76%      8.53%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income..............      1.75%      2.14%      2.52%     2.61%      2.54%*
  Net expenses.......................      0.39%      0.47%      0.47%     0.47%      0.47%*
  Expenses (before reimbursement)....      0.39%      0.50%      0.62%     0.68%      0.96%*
Portfolio turnover rate..............         5%         3%         5%        8%         7%
Average commission rate paid.........  $ 0.0499   $ 0.0498        (a)       (a)         (a)
Net assets at end of period (in
  000's).............................  $496,772   $223,945   $105,171   $63,164    $43,081


------------
  *  Annualized.
 **  Commencement of operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS

                                                        BOND PORTFOLIO
                                     ----------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                       1997       1996       1995       1994       1993
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  12.83   $  13.42   $  12.09   $  13.43   $  12.91
                                     --------   --------   --------   --------   --------
Net investment income..............      0.88       0.87       0.88       0.88       0.95
Net realized and unrealized gain
  (loss) on investments............      0.35      (0.59)      1.33      (1.34)      0.53
                                     --------   --------   --------   --------   --------
Total from investment operations...      1.23       0.28       2.21      (0.46)      1.48
                                     --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.88)     (0.87)     (0.88)     (0.88)     (0.96)
  From net realized gain on
    investments....................     (0.04)        --         --         --         --
                                     --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (0.92)     (0.87)     (0.88)     (0.88)     (0.96)
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  13.14   $  12.83   $  13.42   $  12.09   $  13.43
                                     ========   ========   ========   ========   ========
Total investment return#...........      9.65%      2.05%     18.31%     (3.39%)    11.40%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      6.42%      6.31%      6.55%      6.53%      6.79%
  Net expenses.....................      0.50%      0.58%      0.62%      0.62%++    0.27%++
  Expenses (before
    reimbursement).................      0.50%      0.58%      0.91%      0.67%++    0.27%++
Portfolio turnover rate............       187%       103%        81%        88%        41%
Net assets at end of year (in
  000's)...........................  $228,949   $226,375   $235,030   $206,686   $228,683

                                                        BOND PORTFOLIO
                                     ----------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                       1992       1991       1990       1989       1988
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  12.77   $  11.86   $  12.09   $  11.80   $  11.99
                                     --------   --------   --------   --------   --------
Net investment income..............      0.92       1.02       1.12       1.11       1.20
Net realized and unrealized gain
  (loss) on investments............      0.13       0.91      (0.23)      0.30      (0.21)
                                     --------   --------   --------   --------   --------
Total from investment operations...      1.05       1.93       0.89       1.41       0.99
                                     --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.91)     (1.02)     (1.12)     (1.12)     (1.18)
  From net realized gain on
    investments....................        --         --         --         --         --
                                     --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (0.91)     (1.02)     (1.12)     (1.12)     (1.18)
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  12.91   $  12.77   $  11.86   $  12.09   $  11.80
                                     ========   ========   ========   ========   ========
Total investment return#...........      8.26%     16.27%      7.36%     11.95%      8.26%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      7.54%      8.22%      8.88%      8.83%      8.66%
  Net expenses.....................      0.25%      0.25%      0.25%      0.25%      0.26%
  Expenses (before
    reimbursement).................      0.25%      0.25%      0.25%      0.25%      0.26%
Portfolio turnover rate............        10%        57%        81%        20%       105%
Net assets at end of year (in
  000's)...........................  $203,947   $164,124   $138,826   $134,542   $122,725


------------
 ++ At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                         GROWTH EQUITY PORTFOLIO
                                     ---------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------
                                       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  18.63   $  17.22   $  14.69   $  15.64   $  15.53   $  15.57
                                     --------   --------   --------   --------   --------   --------
Net investment income..............      0.16       0.18       0.22       0.22       0.24       0.22
Net realized and unrealized gain
  (loss) on investments............      4.74       4.06       4.06      (0.03)      1.88       1.72
                                     --------   --------   --------   --------   --------   --------
Total from investment operations...      4.90       4.24       4.28       0.19       2.12       1.94
                                     --------   --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.16)     (0.18)     (0.22)     (0.22)     (0.25)     (0.22)
  From net realized gain on
    investments....................     (3.06)     (2.65)     (1.53)     (0.92)     (1.76)     (1.76)
                                     --------   --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (3.22)     (2.83)     (1.75)     (1.14)     (2.01)     (1.98)
                                     --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  20.31   $  18.63   $  17.22   $  14.69   $  15.64   $  15.53
                                     ========   ========   ========   ========   ========   ========
Total investment return#...........     26.75%     24.50%     29.16%      1.20%     13.71%     12.42%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      0.80%      0.98%      1.29%      1.41%      1.42%      1.50%
  Net expenses.....................      0.50%      0.58%      0.62%      0.62%++    0.27%++    0.27%
  Expenses (before
    reimbursement).................      0.50%      0.58%      0.91%      0.65%++    0.27%++    0.27%
Portfolio turnover rate............       103%       104%       104%       108%       121%        82%
Average commission rate paid.......  $ 0.0599   $ 0.0595         (a)        (a)        (a)        (a)
Net assets at end of year (in
  000's)...........................  $759,054   $564,685   $427,507   $330,161   $319,196   $272,834

                                              GROWTH EQUITY PORTFOLIO
                                     -----------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                     -----------------------------------------
                                       1991       1990       1989       1988
                                     --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  13.00   $  14.22   $  12.70   $  11.22
                                     --------   --------   --------   --------
Net investment income..............      0.27       0.32       0.42       0.46
Net realized and unrealized gain
  (loss) on investments............      4.10      (1.20)      2.82       1.43
                                     --------   --------   --------   --------
Total from investment operations...      4.37      (0.88)      3.24       1.89
                                     --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.29)     (0.33)     (0.44)     (0.41)
  From net realized gain on
    investments....................     (1.51)     (0.01)     (1.28)        --
                                     --------   --------   --------   --------
Total dividends and
  distributions....................     (1.80)     (0.34)     (1.72)     (0.41)
                                     --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  15.57   $  13.00   $  14.22   $  12.70
                                     ========   ========   ========   ========
Total investment return#...........     33.62%     (6.19%)    25.51%     16.85%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      1.78%      2.33%      2.80%      3.32%
  Net expenses.....................      0.29%      0.29%      0.28%      0.30%
  Expenses (before
    reimbursement).................      0.29%      0.29%      0.28%      0.30%
Portfolio turnover rate............       100%       114%       108%       111%
Average commission rate paid.......        (a)        (a)        (a)        (a)
Net assets at end of year (in
  000's)...........................  $204,147   $152,824   $171,116   $150,538


------------
 ++ At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                         CAPITAL APPRECIATION PORTFOLIO

                         The Portfolio's objective is:

to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

                           The Portfolio invests in:

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Under normal market conditions...

 ...SECURITIES ISSUED BY COMPANIES WITH INVESTMENT CHARACTERISTICS SUCH AS:

- participation in expanding markets;

- increasing unit sales volume;

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index (S&P 500); or

- increasing return on investment.


 ...ANY OTHER SECURITIES WHICH, IN THE JUDGMENT OF MACKAY-SHIELDS FINANCIAL CORPORATION ("MACKAY-SHIELDS") ARE READY FOR A RISE IN PRICE, or expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or changes in the economy.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


RISKS? The Portfolio may purchase securities carrying above-average risk relative to common stock indices such as the Dow Jones Industrial Average and the S&P 500. Opportunities for greater gain frequently involve correspondingly greater risk of loss.

WHO'S MANAGING YOUR MONEY?

EDMUND SPELMAN AND RUDY CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Spelman is a Managing Director at MacKay-Shields who specializes in equities. He joined the firm in 1991 after working as an analyst at Oppenheimer & Co. since 1983. Mr. Spelman has acted as a portfolio manager of the Capital Appreciation and Total Return Portfolios since their inceptions. Mr. Carryl joined MacKay-Shields Financial Corporation as a Director in 1992 and became a Managing Director in 1997. He has twenty years of investment management and research experience. Mr. Carryl was research director and senior portfolio manager at Value Line, Inc. from 1978-1992. Mr. Carryl has acted as a portfolio manager of the Capital Appreciation and Total Return Portfolios since their inceptions.

                 EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

                         The Portfolio's objective is:

to seek growth through long-term capital appreciation.


WHO SHOULD INVEST? Investors who seek long-term growth and are willing to accept a higher level of risk for higher return potential.


                           The Portfolio invests in:


common stocks that the sub-adviser believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which Eagle will invest will have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500, or
- return on equity greater than the average for the S&P 500.

Under normal market conditions...


 ...AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS will be invested in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's total assets will be invested in common stock with market capitalization of greater than $5 billion at the time of purchase.



With respect to the other 35% of its total assets, the Portfolio may invest in common stocks of foreign issuers, American Depositary Receipts ("ADRs"), foreign currency transactions with respect to underlying common stocks, preferred stock, investment grade securities convertible into common stocks, futures contracts, options on equity securities or equity security indices, rights or warrants to subscribe for or purchase common stocks, obligations of the U.S. Government, its agencies and instrumentalities (including repurchase agreements thereon) and in securities that track the performance of a broad-based securities index, such as Standard & Poor's Depositary Receipts ("SPDRs").



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See pages 26-30, "Investments and Investment Practices," for details.)


RISKS? Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes. The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

Eagle manages a portfolio of Heritage Series Trust (the "Trust") which served as the model for the Portfolio of the Fund. The portfolio of the Trust has substantially the same investment objectives and policies as the Portfolio of the Fund. In addition, Eagle intends the Portfolio of the Fund and the corresponding portfolio of the Trust to be managed by the same personnel and to continue to have closely similar investment strategies, techniques, and characteristics.


Past investment performance of the Trust portfolio, as shown in the table below, may be relevant to your consideration of the Portfolio. The information presented for the Trust portfolio shows average annual return that takes into account the portfolio's operating expenses (which may have been subject to certain expense limitations), but does not include any sales load. The investment performance of the Trust portfolio is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the corresponding Trust portfolio. The performance of the Trust portfolio shown below does not represent performance of the Portfolio, which is a new Portfolio and has no performance of its own. The investment performance of the Trust portfolio is provided merely to indicate the experience of Eagle in managing a similar portfolio.



                                              AS OF 12/31/97
                                    ----------------------------------
                                    ONE YEAR AVERAGE   AVERAGE ANNUAL
                        INCEPTION     TOTAL RETURN      TOTAL RETURN
      FUND NAME           DATE       AS OF 12/31/97    SINCE INCEPTION
      ---------         ---------   ----------------   ---------------
Heritage Series Trust:  11/16/95         37.61%            29.36%
Growth Equity Fund


WHO'S MANAGING YOUR MONEY?

EAGLE ASSET MANAGEMENT, INC. serves as sub-adviser to this portfolio, and has been managing private accounts since 1976 for a diverse group of clients.


KENNETH W. CORBA, Executive Vice President and Chief Investment Officer of Eagle since 1995. From 1984 to 1995 Mr. Corba held various portfolio management positions with Stein Roe & Farnham, Inc. including the Director of the Capital Management Group.

                            GROWTH EQUITY PORTFOLIO

                         The Portfolio's objective is:

to seek long term growth of capital, with income as a secondary consideration.

WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

                           The Portfolio invests in:

Under normal market conditions...


 ...COMMON STOCKS of larger capitalization, well managed companies which appear to have better than average growth potential.


 ...IN ADDITION TO COMMON STOCKS, the Portfolio may invest up to 10% of its total assets in securities convertible into or with rights to purchase common stocks, such as warrants.

The Portfolio may also make loans of portfolio securities and may invest in foreign securities.

The Portfolio will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


RISKS? Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes. The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

WHO'S MANAGING YOUR MONEY?

JAMES AGOSTISI AND PATRICIA S. ROSSI OF NEW YORK LIFE INSURANCE COMPANY.

Mr. Agostisi is an Investment Vice President of New York Life. He joined New York Life in 1984 and subsequently served as its head money market trader. From 1989 to 1994 he worked as a research analyst in both equities and high yield securities. Ms. Rossi joined New York Life as an Investment Vice President in 1995 with eighteen years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

                            INDEXED EQUITY PORTFOLIO

                         The Portfolio's objective is:

to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.


SEE PAGE 25 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 80% OF ITS TOTAL ASSETS IN STOCKS LISTED IN THE INDEX. The Portfolio will attempt to be fully invested at all times, and will invest in stocks in the same proportions as they are invested in the Index.

The Portfolio may utilize stock index options and stock index futures contracts and options on stock index futures contracts to a limited extent. Options, futures contracts, and options on futures contracts may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transactions costs. The Portfolio may enter into options and futures contracts only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's total assets.

The Portfolio may invest in securities of foreign issuers included in the Index.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


RISKS? An investment in this Portfolio involves risks similar to those of investing directly in common stocks. The Portfolio uses the Index because it represents about two-thirds of the total market value of all common stocks and is well-known to investors. The Index also represents total return performance including reinvested dividends of the stocks in the Index. If the value of the Index declines, the NAV of shares of the Portfolio will also decline.

WHO'S MANAGING YOUR MONEY?

JAMES MEHLING OF MONITOR CAPITAL ADVISORS, INC.

Mr. Mehling joined Monitor Capital Advisors in 1991 after working as director of risk management in the investment department of New York Life Insurance Company. Mr. Mehling is currently Chief Investment Officer for Monitor. He began his career in financial services with Merrill Lynch in 1976 and was with County NatWest Government Securities from 1987-1989. Mr. Mehling has served as portfolio manager to the Portfolio since 1993.

The Index is a broad measurement of stock market performance composed of 500 common stocks selected by Standard & Poor's ("S&P").

The Portfolio is neither sponsored by nor affiliated with S&P.

By including a stock in the Index, neither S&P nor the Portfolio's Adviser takes any stance on the stock's investment value.

                         INTERNATIONAL EQUITY PORTFOLIO

                         The Portfolio's objective is:

to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.


WHO SHOULD INVEST? Investors who prefer the higher return potential of international equity investments or want to add diversification to their domestic investments.



SEE PAGE 25 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES, which may include common stocks, preferred stocks, warrants, and other equity securities of issuers, wherever organized, who do business mainly outside the U.S. Eligible investments include any equity or equity-related investments, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.


 ...A VARIETY OF COUNTRIES and will be invested in a minimum of five countries exclusive of the United States. This includes countries with established economies, emerging market countries, including, among others, countries in Latin America and Asia, which MacKay-Shields believes present favorable investment opportunities.



The Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. (For more details, see page 25, "Other Information About the Portfolios--International Equity Portfolio.")



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


THIS PORTFOLIO IS FOR LONG-TERM INVESTORS WHO SEEK GROWTH OVER CURRENT INCOME. It is not designed as a way to speculate on short-term stock market swings. Investors should be able to tolerate sudden, sometimes substantial fluctuations in value.

RISKS? Alone, this Portfolio is not a balanced investment plan. It is appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid undue volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Portfolio may not attain as high a return as more aggressively managed international funds--although the Portfolio is expected to outperform some funds in down markets. There is no guarantee that the Portfolio will succeed in achieving its objective.


Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 27, "Investments and Investment Practices--Foreign Securities.")


WHO'S MANAGING YOUR MONEY?

SHIGEMI TAKAGI OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Takagi is a Director of MacKay-Shields. He specializes in international equity securities. Mr. Takagi joined MacKay-Shields in 1989, after working at First Boston Corporation as an equity analyst in their international equity research department. He has served as a portfolio manager since the Portfolio was started in 1995.

Securities of issuers in one country may be denominated in the currency of another country.

                    LORD ABBETT DEVELOPING GROWTH PORTFOLIO

                         The Portfolio's objective is:

long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

WHO SHOULD INVEST? Investors seeking growth and who are comfortable with the higher risks involved in smaller company stocks.


                           The Portfolio invests in:



under normal market conditions, at least 65% of its net assets in the common stock of developing growth companies. At any given time, there are many hundreds of publicly-traded corporations in the developing growth phase with market capitalization generally below $1 billion. In choosing among them, the sub-adviser looks for special characteristics that will help their growth. These can include a unique product or service for which the sub-adviser foresees a rising demand; a special area of technological expertise; strong company management; the ability to service a region that is growing faster than average; a competitive advantage or new opportunities in foreign trade or arising from shifts in government priorities and programs; or an ability to take advantage of growth of consumers' discretionary income and demographic changes.


The sub-adviser also looks for certain financial characteristics such as: at least five years of higher-than-average growth of revenues and earnings per share; higher-than-average returns on equity; the ability to finance growth in the form of a lower-than-average ratio of long-term debt to capital and price/earnings ratios that are below expected growth rates.

The sub-adviser also looks for certain characteristics of management in addition to those that are implied by the financial data. The sub-adviser looks for management that is well-seasoned and diverse in its talent and that is aggressive enough to seize the opportunities the sub-adviser perceives in each company's future. Finally, the sub-adviser looks for management that has demonstrated an ability to manage through a full economic cycle.


Securities the sub-adviser considers for the Portfolio are analyzed solely on traditional investment fundamentals. In addition to the financial data already mentioned, the sub-adviser evaluates the market for each company's products or services, the strengths and weaknesses of competitors, the availability of raw materials, diversity of product mix, etc. Finally, in assembling the portfolio, the sub-adviser tries to diversify investments. Within the bounds of other criteria, the sub-adviser tries to invest in many securities and industries in order to minimize risk.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See pages 26-30, "Investments and Investment Practices," for details.)


RISKS? An investment in this Portfolio is not intended as a complete investment program. Because stocks of developing growth companies entail more risk and have more volatile prices than those of mature companies, the Portfolio's NAV per share is likely to experience above-average fluctuations.

Lord, Abbett manages the Lord Abbett Developing Growth Fund ("LADGF") which served as the model for the Portfolio of the Fund. The LADGF has substantially the same investment objectives and policies as the Portfolio of the Fund. In addition, Lord Abbett intends the Portfolio of the Fund and the LADGF to be managed by the same personnel and to continue to have closely similar investment strategies, techniques, and characteristics.


Past investment performance of LADGF, as shown in the table below, may be relevant to your consideration of the Portfolio. The information presented for the LADGF shows average annual return that takes into account the fund's operating expenses (which may have been subject to certain expense limitations), but does not include any sales load. The investment performance of LADGF is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of LADGF. The performance of the LADGF shown below does not represent performance of the Lord Abbett Developing Growth Portfolio, which is a new Portfolio and has no performance of its own. The investment performance of LADGF is provided merely to indicate the experience of Lord Abbett in managing a similar portfolio.



                                              AS OF 12/31/97
                               --------------------------------------------
                               ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                               AVERAGE     AVERAGE      AVERAGE    AVERAGE
                   INCEPTION    TOTAL       TOTAL        TOTAL      TOTAL
    FUND NAME        DATE       RETURN      RETURN      RETURN      RETURN
    ---------      ---------   --------   ----------   ---------   --------
Lord Abbett        11/19/73     30.78%     32.57%       22.75%      16.65%
Developing Growth
Fund, Inc.


WHO'S MANAGING YOUR MONEY?


LORD, ABBETT & CO. serves as sub-adviser to this Portfolio and has been managing money since 1929 and has approximately $25 billion in assets under management.



STEPHEN J. MCGRUDER serves as portfolio manager and has been a portfolio manager at Lord, Abbett since May 1995. He previously served as Vice President of Wafra Investor Advisory Group from October 1988. Mr. McGruder has been in the investment business since 1969.

                   AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

                         The Portfolio's objective is:


dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its objective by primarily investing in common stocks.


WHO SHOULD INVEST? Investors who seek a combination of income and growth potential.

                           The Portfolio invests in:

 ...primarily equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

The sub-adviser uses quantitative management strategies in pursuit of the Portfolio's investment objective.


Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine valuation and growth measures. Examples of valuation measures include price to book and price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.



The second step is to use a technique referred to as portfolio optimization. Using a computer the manager constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500.



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See pages 26-30, "Investments and Investment Practices," for details.)


RISKS? Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes. The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

American Century manages a portfolio of American Century Quantitative Equity Funds ("ACQEF") which served as the model for the Portfolio of the Fund. The portfolio of ACQEF has substantially the same investment objectives and policies as the Portfolio of the Fund. In addition, American Century intends the Portfolio of the Fund and the corresponding portfolio of ACQEF to be managed by the same personnel and to continue to have closely similar investment strategies, techniques, and characteristics.


Past investment performance of the ACQEF portfolio, as shown in the table below, may be relevant to your consideration of the Portfolio. The information presented for the ACQEF portfolio shows average annual return that takes into account the portfolio's operating expenses (which may have been subject to certain expense limitations), but does not include any sales load. The investment performance of the ACQEF portfolio is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the corresponding ACQEF portfolio. The performance of the ACQEF portfolio shown below does not represent performance of the American Century Income & Growth Portfolio, which is a new Portfolio and has no performance of its own. The investment performance of the ACQEF portfolio is provided merely to indicate the experience of American Century in managing a similar portfolio.



                                               AS OF 12/31/97
                             ---------------------------------------------------
                             ONE YEAR   THREE YEAR   FIVE YEAR
                             AVERAGE     AVERAGE      AVERAGE    AVERAGE ANNUAL
                 INCEPTION    TOTAL       TOTAL        TOTAL      TOTAL RETURN
   FUND NAME       DATE       RETURN      RETURN      RETURN     SINCE INCEPTION
   ---------     ---------   --------   ----------   ---------   ---------------
ACQEF:           12/17/90     34.46%      31.68%      20.38%         20.97%
Income & Growth
Portfolio


WHO'S MANAGING YOUR MONEY?


AMERICAN CENTURY INVESTMENT MANAGEMENT INC. serves as sub-adviser to this Portfolio and has been providing investment advisory services to the Twentieth Century family of mutual funds and institutional investors since it was founded in 1958.


JOHN SCHNIEDWIND, Senior Vice President and Group Head -- Quantitative Equity, joined American Century in 1982.

KURT BORGWARDT, Director of Quantitative Research, joined American Century in 1990 and has served as the Director of Quantitative Research since then.

                             CONVERTIBLE PORTFOLIO

                         The Portfolio's objective is:

to seek capital appreciation together with current income. Certain of the Portfolio's investments have speculative characteristics.

WHO SHOULD INVEST? Investors who want income from securities that may offer growth potential if converted into common stock.


SEE PAGE 24 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF THE VALUE OF ITS TOTAL ASSETS IN "CONVERTIBLE SECURITIES", that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock.

The Portfolio takes a flexible approach, investing in a broad range of securities of a variety of companies and industries.

 ...NOT MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES rated less than B by S&P or B by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, that are judged to be of comparable quality by MacKay-Shields.

The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

 ...THE BALANCE OF THE PORTFOLIO MAY BE INVESTED IN NON-CONVERTIBLE DEBT OR EQUITY SECURITIES or U.S. Government securities or may be held in cash or cash equivalents.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


RISKS? The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


Securities rated in categories lower than Baa by Moody's or BBB by S&P, sometimes referred to as "junk bonds", are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. In addition, Moody's regards securities rated Baa as having speculative characteristics. (See page 29, "Risks of Investing in High Yield Securities" for more details; and Appendix A for a description of ratings.)


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE, NEIL FEINBERG AND THOMAS WYNN OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994, Senior Managing Director and Chief Investment Officer in 1996. He has managed this Portfolio since its inception and is also a portfolio manager of the Value Portfolio and the High Yield Corporate Bond Portfolio. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Portfolio since its inception. He joined MacKay-Shields in 1992. Prior to joining MacKay-Shields, Mr. Feinberg was employed by National Securities and Research Corporation as an analyst (1989-1992). Mr. Wynn has been a portfolio manager for the Portfolio since 1997 and joined the firm in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.

                     DREYFUS LARGE COMPANY VALUE PORTFOLIO

                         The Portfolio's objective is:


capital appreciation. It seeks to achieve this objective by investing principally in a portfolio of publicly-traded equity securities of domestic and foreign issuers which are characterized as value companies by the sub-adviser.


WHO SHOULD INVEST? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.

                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF THE VALUE OF ITS TOTAL ASSETS will be invested in equity securities of domestic and foreign issuers which are characterized as "value" companies. Value companies are those the sub-adviser believes have relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price. The Portfolio invests, under normal market conditions, substantially all of its assets in equity securities of issuers with market capitalizations of between $900 million and $90 billion. Equity securities consist of common stocks, convertible securities and preferred stocks.

In an effort to increase returns, the Portfolio may engage in various investment techniques, such as leveraging, lending portfolio securities, foreign currency transactions, options and futures transactions and short-selling.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See pages 26-30, "Investments and Investment Practices," for details.)


RISKS? The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

Dreyfus manages a portfolio of Dreyfus Growth and Value Funds, Inc. ("DGVF") which served as the model for the Portfolio of the Fund. The portfolio of DGVF has substantially the same investment objectives and policies as the Portfolio of the Fund. In addition, Dreyfus intends the Portfolio of the Fund and the corresponding portfolio of DGVF to be managed by the same personnel and to continue to have closely similar investment strategies, techniques, and characteristics.


Past investment performance of the DGVF portfolio, as shown in the table below, may be relevant to your consideration of the Portfolio. The information presented for the portfolio of DGVF shows average annual return that takes into account the portfolio's operating expenses (which may have been subject to certain expense limitations), but does not include any sales load. The investment performance of the DGVF portfolio is not necessarily indicative of future performance of the Portfolio. Also, the operating expenses of the Portfolio will be different from, and may be higher than, the operating expenses of the corresponding DGVF portfolio. The performance of the portfolio of DGVF shown below does not represent performance of the Portfolio of the Fund, which is a new Portfolio and has no performance of its own. The investment performance of the DGVF portfolio is provided merely to indicate the experience of Dreyfus in managing a similar portfolio.



                                                AS OF 12/31/97
                                -----------------------------------------------
                                  ONE YEAR       THREE YEAR    AVERAGE ANNUAL
                    INCEPTION   AVERAGE TOTAL   AVERAGE TOTAL   TOTAL RETURN
    FUND NAME         DATE         RETURN          RETURN      SINCE INCEPTION
    ---------       ---------   -------------   -------------  ----------------
DGVF:               12/29/93       15.99%          29.67%           21.21%
Dreyfus Large
Company Value Fund


WHO'S MANAGING YOUR MONEY?


THE DREYFUS CORPORATION, formed in 1947, serves as sub-adviser to this Portfolio, and manages over $90 billion in assets.


TIMOTHY M. GHRISKEY is the Portfolio Manager and has been with Dreyfus since July 1995. From 1988 to June 1995 Mr. Ghirskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company.

                             TOTAL RETURN PORTFOLIO

                         The Portfolio's objective is:

to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, preferred stocks, convertible securities, warrants and fixed-income securities, such as bonds and other debt obligations, including money market instruments.

WHO SHOULD INVEST? Investors who seek a combination of income and growth potential and want to manage risk through diversification.

                           The Portfolio invests in:

Under normal market conditions...

 ...A MINIMUM OF 30% OF THE PORTFOLIO'S NET ASSETS will be invested in equity securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.

 ...A MINIMUM OF 30% OF NET ASSETS will be invested in debt securities. It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields.

 ...UP TO 20% OF THE VALUE OF THE PORTFOLIO'S INVESTMENT in debt securities may be in securities rated below A, provided that they are rated at least Ba by Moody's, or BB by S&P, or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)



RISKS? The Portfolio may allocate its assets among equity and debt securities and, therefore, has some exposure to the risks of both common stocks and bonds. Investments in securities rated Ba by Moody's or BB by S&P involve special risks not generally associated with investing in securities rated in higher rating categories, including greater volatility of price, greater risk of issuer default, or other characteristics that may be regarded as speculative. Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. (See page 29, "Risks of Investing in High Yield Securities" for more details; and Appendix A for rating descriptions.)


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY, EDMUND SPELMAN AND RUDY CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Akhoury joined MacKay-Shields as a Director in 1984, became a Managing Director in 1988, became President and a member of the Board of Directors in 1989, became Chairman and Chief Executive Officer in 1992 and Senior Managing Director in 1996. In 1998 he became Executive Vice President of New York Life and Chief Executive Officer of New York Life Asset Management. Prior thereto, he worked for four years as a fixed income manager for Fischer Francis Trees & Watts and for seven years as a fixed income manager for the Equitable Life Assurance Society. He has been a portfolio manager of the Total Return Portfolio since 1993, and also manages the Government Portfolio. Biographies for Mr. Spelman and Mr. Carryl appear on page 9.

                                VALUE PORTFOLIO

                         The Portfolio's objective is:

to realize maximum long-term total return from a combination of capital growth and income. The Portfolio is not designed or managed primarily to produce current income.

WHO SHOULD INVEST? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.

                           The Portfolio invests in:

The Portfolio takes a flexible approach emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase.

Under normal market conditions...

 ...AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCKS WHICH:

- it believes to be undervalued in the market relative to comparable securities;

- are dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market but the Portfolio may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


Usually stocks deemed to be fully valued will be replaced by securities which are deemed to be undervalued in the marketplace.

In analyzing different securities, MacKay-Shields will consider ratios of market price to book value, estimated liquidating value and cash flow as significant factors in assessing relative value, while growth rates and forecasts of future earnings will be factors of lesser significance.

RISKS? The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND JEFFREY SIMON OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as a portfolio manager of the Value Portfolio since 1995. His biography is on page 16. Mr. Simon is a Managing Director of MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1993 after working as a senior equity research analyst and portfolio manager at National Securities and Research Corporation (1991-1992) and Neuberger & Berman (1987-1991). Mr. Simon has served as a portfolio manager of the Portfolio since 1996.

                                 BOND PORTFOLIO

                         The Portfolio's objective is:

to seek the highest income over the long term consistent with preservation of principal.

WHO SHOULD INVEST? Investors who seek to combine high current income and safety of principal.

                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 75% OF ITS TOTAL ASSETS in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash. See Appendix A to this Prospectus for further details about the ratings given by S&P and Moody's.

 ...UP TO 25% OF ITS TOTAL ASSETS in debt securities which are rated lower than the four highest grades described above, but which are rated at least B, or in convertible debt securities, and preferred and convertible preferred stocks.

The Portfolio may also make loans of portfolio securities and may invest in foreign securities.

The Bond Portfolio will not invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or by exercising warrants purchased together with such securities.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)



RISKS? Securities rated by S&P or Moody's below the four highest grades are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. (See "Risks of Investing in High Yield Securities," at page 29.)


WHO'S MANAGING YOUR MONEY?


ALBERT R. CORAPI, JR., CELIA M. HOLTZBERG AND JOSEPH DEPESQUALE OF NEW YORK LIFE INSURANCE COMPANY.



Mr. Corapi joined New York Life in 1985. He is an Investment Vice President and Portfolio Manager. He has been responsible for managing the Bond Portfolio since 1990. Prior to that he served on the bond trading desk. Ms. Holtzberg is a Vice President in the Investment Department of New York Life. She joined New York Life in 1986 as a Senior Investment Analyst in the portfolio management unit and currently heads the Fixed Income Portfolio Management, Public Bond Trading and Quantitative Analysis Groups. Mr. DePesquale is a Director in the Investment Department of New York Life. He joined New York Life in 1992 as a fixed income trader.

                              GOVERNMENT PORTFOLIO

                         The Portfolio's objective is:

to seek a high level of current income, consistent with safety of principal.

WHO SHOULD INVEST? Investors who seek to combine high current income and safety of principal.

                           The Portfolio invests in:

Under normal market conditions...

 ...65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, WHICH INCLUDE THE
FOLLOWING:

- U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally, maturities greater than ten years); and

- obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); (iii) the credit of the instrumentality (e.g., bonds issued by the Federal Home Loan Mortgage Corporation ("FHLMC")); or (iv) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities.

The remaining 35% of the value of the Portfolio's total assets may be invested in cash or cash equivalent obligations. Such assets may also be invested in securities such as privately-issued collateralized mortgage obligations which are not U.S. Government securities.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


RISKS? Although some of the instruments the Portfolio purchases are backed by the U.S. Government and its agencies, shares of the Portfolio are not guaranteed and the Portfolio's NAV will fluctuate. Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.

Mortgage-backed securities may be prepaid prior to maturity. Prepayment rates may be affected by changes in mortgage rates. During periods of falling rates, prepayments tend to increase; during periods of rising rates, they tend to decrease. Prepayments usually are reinvested at different rates than the original investment. As a result, these securities can increase in value less than "non-callable" bonds during falling rate periods, yet involve comparable risks during rising rate periods.

WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND EDWARD MUNSHOWER OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager of the Government Portfolio since 1993. His biography appears on page 18. Mr. Munshower is a Director of MacKay-Shields and has been a portfolio manager for the Government Portfolio since 1993. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.

                      HIGH YIELD CORPORATE BOND PORTFOLIO

                         The Portfolio's objective is:

to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective. THE POTENTIAL FOR A HIGHER YIELD IS ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE PORTFOLIO'S INVESTMENTS ARE SPECULATIVE.

WHO SHOULD INVEST? Investors who want to maximize current income and can accept the higher risk of securities with high yield potential.


SEE PAGE 24 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B). These securities tend to offer yields above those that are rated higher and are considered speculative.

 ...WITHOUT RESTRICTION IN SECURITIES rated Ba or B by Moody's or BB or B by S&P, (or unrated, but considered to be of comparable quality by MacKay-Shields), the Portfolio will invest no more than 15% of the value of its net assets in securities rated lower than B by Moody's or S&P (or unrated, but considered to be of comparable quality by MacKay-Shields).


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 24, "General Investment Considerations" and pages 26-30, "Investments and Investment Practices," for details.)


RISKS? Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.


Securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." These securities are considered speculative and involve greater volatility of price and risk of principal and income default than securities in the higher rating categories. (For a more complete discussion of those risks, see page 29, "Risks of Investing in High Yield Securities".) MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. (See Appendix A for a description of ratings.)


If MacKay-Shields is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Portfolio's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND STEVEN TANANBAUM OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as portfolio manager of the High Yield Corporate Bond Portfolio since 1993. His biography is on page 16. Mr. Tananbaum is a Managing Director of MacKay-Shields. He specializes in high yield securities and has been a portfolio manager for the Portfolio since 1993. Mr. Tananbaum joined MacKay-Shields in 1989, after working as a high yield and merger associate intern in the corporate finance department of Kidder Peabody.

                           CASH MANAGEMENT PORTFOLIO

                         The Portfolio's objective is:

to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Portfolio will be able to achieve this objective.

WHO SHOULD INVEST? Investors who are averse to risk or want to earn competitive yields on cash they're planning to spend or invest in the near future.

                           The Portfolio invests in:

 ...SHORT-TERM (maturing in 397 days or less) U.S. Government securities;

 ...OBLIGATIONS OF BANKS (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Portfolio will be invested in such other insured obligations;

 ...COMMERCIAL PAPER (short-term unsecured promissory notes of corporations including variable rate master demand notes);

 ...SHORT-TERM (maturing in one year or less) corporate obligations; and

 ...OBLIGATIONS OF U.S. AND NON-U.S. ISSUERS denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes.

 ...UP TO 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may, however, invest more than 5% of its total assets in the securities of a single issuer if they are rated in the highest category by at least two major rating agencies for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any one time.

 ...UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES THAT WERE rated in the top two categories by at least two nationally recognized rating agencies, but not rated in the highest category by two or more major rating agencies ("Second Tier"); or, if unrated, deemed to be of comparable quality by MacKay-Shields when acquired.

 ...THE GREATER OF 1% OF ITS TOTAL ASSETS or one million dollars, measured at the time of investment, in the securities of a single issuer which were Second Tier Securities when acquired by the Portfolio.


RISKS? Investments by the Portfolio must present minimal credit risk and, if rated, be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer, or, if only one rating agency has assigned a rating, by that agency.



This Portfolio generally cannot invest in securities with remaining maturities longer than 397 days (13 months). In addition, the weighted average portfolio maturity may not exceed 90 days. (See the SAI for a more detailed explanation.)

                     OTHER INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------
                                                                               -

     GENERAL INVESTMENT CONSIDERATIONS

     The investment objectives of each Portfolio are deemed to be fundamental and may not be changed without the approval of a majority of the outstanding voting shares of that Portfolio. There is no assurance that any Portfolio will achieve its investment objective.

     Because each Portfolio has different investment objectives and policies, the investment returns of each Portfolio and the degree of financial and market risks to which each Portfolio is subject can be expected to differ. Financial risk refers to the ability of an issuer of a debt security to pay interest and repay principal, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, particularly for debt securities, to changes in the overall level of interest rates.


     Each Portfolio is also expected to have a different portfolio turnover rate, which may be higher during periods of significant market volatility. Increased turnover usually results in higher brokerage costs, which must be borne directly by the Portfolios.



     Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).



     You can find the turnover rate for any Portfolio, except for Cash Management Portfolio, in any prospectus, as a line item in the "Financial Highlights" table for that Portfolio.



     In times of unusual or adverse market conditions, for temporary defensive purposes, each Portfolio, except the Indexed Equity Portfolio, may invest without limit in cash and cash equivalents (see "Cash Equivalents" on page 27).


     CONVERTIBLE PORTFOLIO

     In selecting convertible securities for purchase or sale, MacKay-Shields takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

     During the fiscal year ended December 31, 1997, based upon the dollar-weighted average ratings of the Portfolio holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):


            6.63% in securities rated A
            8.95% in securities rated BBB
           10.74% in securities rated BB
           15.18% in securities rated B
            4.62% in securities rated CCC
           22.45% in cash and cash equivalents
           31.43% in equity securities


     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 1997. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.

     HIGH YIELD CORPORATE BOND PORTFOLIO

     Debt securities in which this Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments). Debt securities may have fixed, variable or floating (including inverse floating) rates of interest.

     The Portfolio may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more). Concentration of the Portfolio's assets in these industries may subject the Portfolio to greater price volatility and lessen the benefits of reducing risk typically associated with greater asset diversification.


     MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. (See "Foreign Securities" on page 27 and "Risks of Investing in High Yield Securities" on page 29.)


     During the fiscal year ended December 31, 1997, based upon the dollar-weighted average ratings of the Portfolio's holdings at the end of each month in the

Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):



            1.59% in securities rated AAA
            1.26% in securities rated A
            4.76% in securities rated BBB
           19.93% in securities rated BB
           43.47% in securities rated B
            4.57% in securities rated CCC
            0.06% in securities rated D
            1.06% in unrated securities
           11.24% in cash and cash equivalents
           12.06% in equity securities


     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 1997. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.

     For temporary defensive purposes the Portfolio may invest more than 25% of its total assets in U.S. Government securities during periods of abnormal market conditions. Also, for temporary defensive purposes, the Portfolio may invest without limit in corporate debt securities rated A or higher by Moody's or S&P whenever deemed appropriate by MacKay-Shields in response to market conditions.

     INDEXED EQUITY PORTFOLIO

     Monitor, the Portfolio's investment adviser, seeks to provide investment results which mirror the performance of the S&P 500. Monitor attempts to achieve this objective by investing in all stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The Portfolio will be managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 to the extent feasible. From time to time, adjustments may be made in the Portfolio's portfolio because of changes in the composition of the S&P 500, but such changes should be infrequent. The correlation between the performance of the Indexed Equity Portfolio and the S&P 500 is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500. Unlike other funds which generally seek to beat market averages, often with unpredictable results, index funds seek to match their respective indexes. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis.

     Monitor believes the indexing approach described above is an effective method of duplicating percentage changes in the S&P 500. It is a reasonable expectation that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio's ability to track the S&P 500, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 or number of shares outstanding for the components of the S&P 500, and the timing and amount of shareholder contributions and redemptions, if any.

     Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, reverse repurchase agreements, securities of money market funds, time deposits, certificates of deposit, bankers' acceptances and commercial paper. The Portfolio also may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm commitments to purchase securities.

     INTERNATIONAL EQUITY PORTFOLIO

     In making investment decisions for this Portfolio, MacKay-Shields will consider such factors as prospects for relative economic growth, government policies influencing exchange rates and business considerations, and the quality of individual issuers. In addition, in managing the Portfolio assets, MacKay-Shields will determine in its good faith judgment:

     1. The country allocation among the international equity markets;

     2. The currency exposure (asset allocation across currencies); and

     3. The diversified security holdings within each equity market.

     The Portfolio has no present intention of altering its general policy of investing, under normal conditions, in foreign equity securities. However, under exceptional conditions abroad or when it is believed that economic or market conditions warrant, the Portfolio may, for temporary defensive purposes, invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's (see Appendix A to this Prospectus "Ratings of Debt Securities and Commercial Paper").

     The Portfolio also may invest in foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs) or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

     To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. See "Investments and Investment Practices," for additional information on the Portfolio's permitted investments.

     MacKay-Shields believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, MacKay-Shields believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

   INVESTMENTS AND INVESTMENT PRACTICES

     Information about the following types of investments, investment practices and related risks appears below: Asset-Backed and Mortgage-Backed Securities; Brady Bonds; Cash Equivalents; Debt Securities; Floaters and Inverse Floaters; Foreign Securities; Lending of Portfolio Securities; Liquidity; Options on Securities; Repurchase Agreements; Reverse Repurchase Agreements; Risk Management Techniques; Risks of Investing in High Yield Securities; Short Sales Against the Box; When-Issued Securities; and Zero Coupon Bonds. For more information about the investments, investment practices and risks described in this section, please see the SAI.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES


     Each Portfolio, except the American Century Income & Growth and Indexed Equity Portfolios, may purchase asset-backed and mortgage-backed securities. Asset-backed and mortgage-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.


     BRADY BONDS

     The Convertible, High Yield Corporate Bond and Total Return Portfolios may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings.

     For further information see "Brady Bonds" in the SAI.

     CASH EQUIVALENTS

     Each of the Portfolios may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors to be of comparable high quality and liquidity. In addition, the International Equity Portfolio may invest in foreign cash and cash equivalents.

     DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the net asset value of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

     FLOATERS AND INVERSE FLOATERS


     Each Portfolio, other than the Capital Appreciation, Value, Growth Equity, American Century Income & Growth, and Indexed Equity Portfolios, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.


     Each Portfolio, other than the Capital Appreciation, Cash Management, Government, Value, Growth Equity and Indexed Equity Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The leverage associated with inverse floaters may result in greater volatility in their market values. Certain inverse floaters may be determined to be illiquid securities.

     FOREIGN SECURITIES

     Each Portfolio, except the Government Portfolio, may purchase foreign securities. The Bond, Growth Equity and Lord Abbett Developing Growth Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. The Indexed Equity Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500. Securities of foreign issuers, particularly nongovernmental issuers, involve risks which are not ordinarily associated with investing in securities of domestic issuers. These risks include changes in interest rates, in currency exchange rates, and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the movement of funds or other assets of a Portfolio between different countries, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries.

     LENDING OF PORTFOLIO SECURITIES

     Each Portfolio except the Cash Management Portfolio may lend securities in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions as a means of earning additional income. This practice could result in a loss or a delay in recovering the Portfolio's securities from the borrower if the borrower were to fail financially and the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.


     LEVERAGING



     The Dreyfus Large Company Value Portfolio may engage in leveraging in an effort to increase returns. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees or the cost of maintaining minimum average balances, or both), which may or may not exceed income received from the securities purchased with the borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


     LIQUIDITY

     In order to assure that each Portfolio of the Fund has sufficient liquidity, as a matter of operating policy the Capital Appreciation, Convertible, Government, International Equity, Total Return and Indexed Equity Portfolios may not invest more than 15% of their respective net assets in illiquid securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933), repurchase agreements maturing in more than seven days, certain options traded over-the-counter, securities for which market quotations are not readily available or other securities which legally, or in the opinion of the applicable investment adviser, are deemed illiquid. The Cash Management, Eagle Growth Equity, High Yield Corporate Bond, Value, Bond and Growth Equity Portfolios are limited to an investment of no more than 10% of their respective net assets in such securities.

     OPTIONS ON SECURITIES

     Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. or foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies.

     Call options sold by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to sell a particular security in its portfolio at a specified price if the option is exercised during the option period. Put options sold by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period.

     The Government Portfolio may not write any covered put options on U.S. Government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. The Fund has adopted a nonfundamental policy that each of the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios may write covered call or put options with respect to no more than 25% of the value of its net assets, may purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value up to 25% of its net assets and may purchase calls and puts other than protective puts, with a value of up to 5% of the Portfolio's net assets.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continue, has retained the risk of loss should the price of the underlying security decline. A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot elect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements, including foreign repurchase agreements, to earn income. A repurchase agreement is an agreement whereby a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Portfolios to enter into repurchase agreements with such sellers. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Portfolio.

     RISK MANAGEMENT TECHNIQUES

     The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities indexes.

     The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. For more information on risk management techniques used by the Portfolios, see "Investment Practices Common to Two or More Portfolios" in the SAI.

     RISKS OF INVESTING IN HIGH YIELD SECURITIES

     Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, deemed to be of equivalent quality by the Portfolio's investment adviser, are sometimes referred to as "high yield" or "junk" bonds and are considered speculative. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield bonds before investing in the Bond, Convertible, High Yield Corporate Bond and Total Return Portfolios. High yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes and corporate developments. This may affect the issuer's ability to make principal and interest payments on these securities. There is also a greater risk of price declines due to changes in the issuer's creditworthiness. Because the market for high yield securities may be less active than for higher-rated securities, it may be difficult for a Portfolio to sell the securities. Less liquidity in the trading market for high yield securities could also adversely affect the price of the securities. See the Appendix for more information on debt security ratings.

     SHORT SALES AGAINST THE BOX


     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. The Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios may only enter into short sales against the box for, among other reasons, to hedge against a market decline in the value of the security owned or, in certain circumstances, to defer recognition of a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales "against the box" will be limited to no more than 5% of the Portfolio's net assets (25% with respect to the Convertible Portfolio).

     If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers they believe are creditworthy.

     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities may be more or less than the purchase price payable at settlement date. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     ZERO COUPON BONDS

     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Zero coupon bonds tend to be more volatile than conventional debt securities.

     OTHER INFORMATION

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the SAI. Unless otherwise specified, the policies and restrictions for each Portfolio are non-fundamental and may be changed without shareholder approval.

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     The Fund is a mutual fund, technically known as an open-end, diversified management investment company. The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's investment adviser.

     INVESTMENT ADVISERS


     MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. MacKay-Shields is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. MacKay-Shields was incorporated in 1960 as an independent investment advisory firm and was privately held until 1984 when it became an autonomously managed subsidiary of New York Life. As of December 31, 1997, MacKay-Shields managed over $28.8 billion in assets, primarily for institutional clients.



     New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the American Century Income & Growth, Bond, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Growth Equity and Lord Abbett Developing Growth Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts amounting to over $75 billion as of December 31, 1997.



     The investment adviser to the Indexed Equity Portfolio is Monitor Capital Advisers, Inc., 504 Carnegie Center, Princeton, NJ 08540. As of December 31, 1997, Monitor managed over $2.9 billion in assets. Monitor, which was incorporated in 1988, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.


     Pursuant to the Investment Advisory Agreements for each Portfolio, MacKay-Shields, New York Life or Monitor (each an "Adviser" and collectively the "Advisers"), is subject to the supervision of the Directors and in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto. New York Life, with the approval of the Board of Directors, selects and employs

Sub-Advisers for some of the Portfolios, monitors the Sub-Adviser's investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of New York Life, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. New York Life pays the fees of each Portfolio's Sub-Adviser. The Sub-Adviser Agreements can be terminated by New York Life or by the Directors in which case they would no longer manage the Portfolio.

     The Fund, on behalf of each Portfolio, pays MacKay-Shields, New York Life or Monitor a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:


                                     ANNUAL RATE
                                     -----------
Capital Appreciation Portfolio.....     .36%
Cash Management Portfolio..........     .25%
Convertible Portfolio..............     .36%
Government Portfolio...............     .30%
High Yield Corporate Bond
  Portfolio........................     .30%
Indexed Equity Portfolio...........     .10%
International Equity Portfolio.....     .60%
Total Return Portfolio.............     .32%
Value Portfolio....................     .36%
American Century Income & Growth
  Portfolio........................     .50%
Bond Portfolio.....................     .25%
Dreyfus Large Company Value
  Portfolio........................     .60%
Eagle Asset Management Growth
  Equity Portfolio.................     .50%
Growth Equity Portfolio............     .25%
Lord Abbett Developing Growth
  Portfolio........................     .60%


     SUB-ADVISERS. Each Sub-Adviser is employed by New York Life, subject to approval by the Board of Directors, and the shareholders of the applicable Portfolio. New York Life recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

     Each Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's Investment objectives, policies and restrictions. Although the Sub-Advisers are subject to general supervision by the Fund's Board of Directors and New York Life, these parties do not evaluate the investment merits of specific securities transactions.

     American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the American Century Income & Growth Portfolio, and is paid a monthly fee by New York Life at an annual percentage of net assets of that Portfolio of .40% on assets up to $100 million, .35% on assets from $100 million to $200 million and .30% on assets over $200 million.


     The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio, and is paid a monthly fee by New York Life at an annual percentage of net assets of that Portfolio of .50% on assets up to $100 million,
 .45% on assets from $100 million to $250 million and .40% on assets over $250 million. The Dreyfus Corporation is an indirect wholly owned subsidiary of Mellon Bank Corporation, which provides a comprehensive range of financial products and services.



     The Eagle Asset Management, Inc., whose principal place of business is St. Petersburg, Florida, serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio, and is paid a monthly fee by New York Life at an annual percentage of net assets of that Portfolio of .45% on assets up to $50 million,
 .40% on assets from $50 million to $300 million and .30% on assets over $300 million. Eagle Asset Management is a wholly owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.



     Lord, Abbett & Co., whose principal place of business is 767 Fifth Avenue, New York, New York 10153, serves as Sub-Adviser to the Lord Abbett Developing Growth Portfolio, and is paid a monthly fee by New York Life at an annual percentage of net assets of that Portfolio of .50%.


     ADMINISTRATOR


     NYLIAC (the "Administrator"), 51 Madison Avenue, New York, NY 10010, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios. NYLIAC has, pursuant to a subadministration agreement, retained MainStay Management, Inc., an indirect wholly-owned subsidiary of New York Life, to perform certain of the services to be provided by NYLIAC pursuant to the terms of the Administration Agreement.


     Under the Administration Agreement for each Portfolio, NYLIAC administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connec-tion therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers. In connection with its administration of the business affairs of the Portfolios, the Administrator bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Portfolios.

     Except for the expenses to be paid by the Advisers and the Administrator as described above, the Fund, on behalf of each Portfolio, is responsible for the payment of expenses related to each Portfolio's operations, including (i) the fees payable to the Advisers and the Administrator, (ii) the fees and expenses of Directors who are not affiliated with the Advisers or the Administrator,
(iii) certain fees and expenses of the Fund's Custodian, including the cost of pricing a Portfolio's shares, (iv) the charges and expenses of the Fund's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions, (vi) the fees of any trade association of which a Portfolio or the Fund is a member, (vii) the cost of share certificates representing shares of a Portfolio, (viii) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, and (xi) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of .20% of the average daily net assets of each Portfolio.

     The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500 exactly.

     CAPITAL STOCK

     All shares of common stock of the Fund, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Fund does not hold routine annual shareholder's meetings. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy (which is attached at the front of this Prospectus) more fully describes voting rights of an Owner.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

     Shares in each of the Portfolios of the Fund are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

     Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

     In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Accounts' proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

     The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN


     For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value, Eagle Growth Equity, Lord Abbett Developing Growth, and Indexed Equity Portfolios, The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.


     PERFORMANCE AND YIELD INFORMATION

     From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

     REPORTS TO SHAREHOLDERS

     The Fund will send annual and semi-annual reports to Owners showing the financial conditions of the Portfolios and the investments held in each.

     OTHER INFORMATION


     The services provided to the Portfolio by the Adviser, the Sub-Advisers and the Portfolio's other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Sub-Adviser and the Portfolios' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Portfolios have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Portfolios, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, the Sub-Advisers and the Portfolios' other service providers at this time but could have a material adverse impact on the operations of the Portfolios and the Adviser, the Sub-Advisers and the Portfolios' other service providers.


     Inquiries and requests for the Statement of Additional Information should be directed to the Fund at (800) 598-2019 or 51 Madison Avenue, New York, New York 10010.

                                   APPENDIX A
                RATINGS OF DEBT SECURITIES AND COMMERCIAL PAPER

--------------------------------------------------------------------------------
                                                                               -

     DEBT SECURITIES RATINGS

     Moody's Investors Services, Inc. describes the grades of corporate debt securities as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
     Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Corporation describes the grades of corporate debt security as follows:

AAA  Debt rated AAA has the highest rating assigned by Standard &
     Poor's Corporation. The capacity to pay interest and repay principal is extremely strong.
AA   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues
     only in small degree.
A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the
     adverse effects of changes in circumstances and economic
     conditions than debt in higher rated categories.
BBB  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally
     exhibits adequate protection parameters, adverse economic
     conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB   Standard & Poor's Corporation describes the BB and B rated
B    issues together with B issues rated CCC, CC and C. Debt in these categories is regarded on balance as predominantly
     speculative with respect to capacity to pay interest and
     repay principal in accordance with the terms of the
     obligation. BB indicates the lowest degree of speculation
     and C the highest degree of speculation. While such debt
     will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk
     exposures to adverse conditions.

     COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a ("-") sign designation.
     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       --Leading market positions in well-established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

MainStay VP Series Fund, Inc. Prospectus                            May 1, 1998


--------------------------------------------------------------------------------


                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 11 PORTFOLIOS
                                                                  Growth
                                                                 Capital Appreciation Portfolio......     page A-9
                                                                 Growth Equity Portfolio.............    page A-10
                                                                 Indexed Equity Portfolio............    page A-11
                                                                 International Equity Portfolio......    page A-12
                                                                  Growth & Income
                                                                 Convertible Portfolio...............    page A-13
                                                                 Total Return Portfolio..............    page A-14
                                                                 Value Portfolio.....................    page A-15
                                                                  Income
                                                                 Bond Portfolio......................    page A-16
                                                                 Government Portfolio................    page A-17
                                                                 High Yield Corporate Bond
                                                                   Portfolio.........................    page A-18
                                                                 Cash Management Portfolio...........    page A-19



 Please read this prospectus carefully
 before you invest, and keep it for
 future reference. We hope you will
 easily find and understand the
 information you need; but if you have
 any suggestions for improvement--or if
 you need any help--please ask your
 registered representative.

 This prospectus includes information
 you should know before investing. For
 even more details, write to MainStay
 VP Series Fund, Inc., 51 Madison
 Avenue, New York, NY 10010 or call
 (800) 598-2019 for a free copy of the
 current Statement of Additional
 Information (SAI). The SAI is
 incorporated by reference into this
 prospectus and also has been filed
 with the Securities and Exchange
 Commission. The Securities and
 Exchange Commission maintains a
 website (http://www.sec.gov) that
 contains the SAI, material
 incorporated by reference and other
 information regarding registrants that
 file electronically with the SEC.

----------------------------------------
-----------------------------------------

   Read This:


These Portfolios aren't federally
insured or guaranteed by the U.S.
Government. Shares of these Portfolios
are not deposits or obligations of, or
guaranteed or insured by any financial
institution, the Federal Deposit
Insurance Corporation or any other
government agency. Investments in the
Portfolios are subject to investment
risks, including possible loss of
principal (see "Investments and
Investment Practices" on p. 22).



NO GUARANTEES. There are no guarantees
that a Portfolio will meet its
objectives. All mutual funds involve
risk, including the potential to lose
some or all of your original investment.
Except for money market funds, the price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price.
Furthermore, although the Cash
Management Portfolio attempts to
maintain a stable net asset value of $1
per share, there can be no assurance
that it will succeed in doing so.



THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
     Financial Highlights...................................   A-4
OTHER INFORMATION ABOUT THE PORTFOLIOS......................  A-20
     General Investment Considerations......................  A-20
     Convertible Portfolio..................................  A-20
     High Yield Corporate Bond Portfolio....................  A-20
     Indexed Equity Portfolio...............................  A-21
     International Equity Portfolio.........................  A-21
     Investments and Investment Practices...................  A-22
     Other Information......................................  A-26
THE FUND AND ITS MANAGEMENT.................................  A-26
     Investment Advisers....................................  A-26
     Administrator..........................................  A-27
     Capital Stock..........................................  A-27
PURCHASE AND REDEMPTION OF SHARES...........................  A-28
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................  A-28
     Taxes..................................................  A-28
     Dividends and Distributions............................  A-28
GENERAL INFORMATION.........................................  A-29
     Custodian..............................................  A-29
     Performance and Yield Information......................  A-29
     Reports to Shareholders................................  A-29
     Other Information......................................  A-29
APPENDIX A..................................................  AA-1


                            ------------------------

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

     This Prospectus describes the shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.

     The Fund issues for investment by the Separate Accounts eleven separate classes of capital stock, each of which represents a separate portfolio of investments--the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Government Portfolio ("Government"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Total Return Portfolio ("Total Return"), the MainStay VP Value Portfolio ("Value"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Growth Equity Portfolio ("Growth Equity") and the MainStay VP Indexed Equity Portfolio ("Indexed Equity"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

     Shares of the Portfolios are currently offered to the Separate Accounts to fund multifunded retirement annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"). Certain of the Portfolios also offer their shares to other separate accounts of NYLIAC to fund other annuity policies and variable life insurance policies.

     The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner ("Owner") of a Policy. The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

     The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


     The following per share data (for a share outstanding throughout each period) and selected ratios with respect to each portfolio of the Fund have been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements containing such information is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 1997, which appear in the Statement of Additional Information. Additional information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by writing or calling the Fund at the address and telephone number given on the front cover page of this prospectus.


                                                     CAPITAL APPRECIATION
                                                           PORTFOLIO
                                     -----------------------------------------------------
                                                FOR THE YEAR ENDED               JAN. 29,
                                                   DECEMBER 31,                  1993** TO
                                     -----------------------------------------   DEC. 31,
                                       1997       1996       1995       1994       1993
                                     --------   --------   --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $  18.39   $  15.49   $  11.45   $  12.03    $ 10.00
                                     --------   --------   --------   --------    -------
Net investment income..............      0.00(b)    0.01       0.06       0.05       0.02
Net realized and unrealized gain
  (loss) on investments............      4.31       2.90       4.04      (0.58)      2.03
                                     --------   --------   --------   --------    -------
Total from investment operations...      4.31       2.91       4.10      (0.53)      2.05
                                     --------   --------   --------   --------    -------
Less dividends and distributions:
  From net investment income.......     (0.00)(b)   (0.01)    (0.06)     (0.05)     (0.02)
  From net realized gain on
    investments....................     (0.31)        --         --         --         --
                                     --------   --------   --------   --------    -------
Total dividends and
  distributions....................     (0.31)     (0.01)     (0.06)     (0.05)     (0.02)
                                     --------   --------   --------   --------    -------
NET ASSET VALUE AT END OF PERIOD...  $  22.39   $  18.39   $  15.49   $  11.45    $ 12.03
                                     ========   ========   ========   ========    =======
Total investment return#...........     23.49%     18.75%     35.78%     (4.38%)    20.54%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income............      0.00%(c)   0.09%      0.57%      0.63%      0.46%*
  Net expenses.....................      0.65%      0.73%      0.73%      0.73%      0.73%*
  Expenses (before
    reimbursement).................      0.65%      0.75%      0.90%      0.91%      1.15%*
Portfolio turnover rate............        34%        16%        35%        39%        28%
Average commission rate paid.......  $ 0.0589   $ 0.0600         (a)        (a)        (a)
Net assets at end of period (in
  000's)...........................  $763,079   $503,622   $244,536   $113,999    $43,485

                                                       CASH MANAGEMENT                         CONVERTIBLE
                                                          PORTFOLIO                             PORTFOLIO
                                     ---------------------------------------------------   --------------------
                                               FOR THE YEAR ENDED              JAN. 29,    FOR YEAR    OCT. 1,
                                                  DECEMBER 31,                 1993** TO    ENDED     1996** TO
                                     ---------------------------------------   DEC. 31,    DEC. 31,   DEC. 31,
                                       1997       1996      1995      1994       1993        1997       1996
                                     --------   --------   -------   -------   ---------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $   1.00   $   1.00   $  1.00   $  1.00    $  1.00    $ 10.27     $ 10.00
                                     --------   --------   -------   -------    -------    -------     -------
Net investment income..............      0.05       0.05      0.05      0.04       0.02       0.44        0.10
Net realized and unrealized gain
  (loss) on investments............        --         --        --        --         --       1.12        0.29
                                     --------   --------   -------   -------    -------    -------     -------
Total from investment operations...      0.05       0.05      0.05      0.04       0.02       1.56        0.39
                                     --------   --------   -------   -------    -------    -------     -------
Less dividends and distributions:
  From net investment income.......     (0.05)     (0.05)    (0.05)    (0.04)     (0.02)     (0.44)      (0.10)
  From net realized gain on
    investments....................        --         --        --        --         --      (0.63)      (0.02)
                                     --------   --------   -------   -------    -------    -------     -------
Total dividends and
  distributions....................     (0.05)     (0.05)    (0.05)    (0.04)     (0.02)     (1.07)      (0.12)
                                     --------   --------   -------   -------    -------    -------     -------
NET ASSET VALUE AT END OF PERIOD...  $   1.00   $   1.00   $  1.00   $  1.00    $  1.00    $ 10.76     $ 10.27
                                     ========   ========   =======   =======    =======    =======     =======
Total investment return#...........      5.25%      4.95%     5.59%     3.82%      2.40%     15.43%       3.89%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income............      5.13%      4.92%     5.44%     3.97%      2.65%*     5.13%       5.14%*
  Net expenses.....................      0.54%      0.62%     0.62%     0.62%      0.62%*     0.73%       0.73%*
  Expenses (before
    reimbursement).................      0.54%      0.64%     0.94%     0.89%      1.10%*     0.78%       1.46%*
Portfolio turnover rate............        --         --        --        --         --        217%         15%
Average commission rate paid.......        --         --        --        --         --    $0.0567     $0.0537
Net assets at end of period (in
  000's)...........................  $140,782   $118,347   $87,839   $71,116    $26,733    $39,768     $15,464


------------
  *  Annualized.
 **  Commencement of operations.
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

(b)  Less than one cent per share.


(c)  Less than one-hundredth of a percent.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         GOVERNMENT                           HIGH YIELD CORPORATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                     ---------------------------------------------------   -------------------------------
                                               FOR THE YEAR ENDED              JAN. 29,    FOR THE YEAR ENDED     MAY 1,
                                                  DECEMBER 31,                 1993** TO      DECEMBER 31,       1995** TO
                                     ---------------------------------------   DEC. 31,    -------------------   DEC. 31,
                                      1997       1996       1995      1994       1993        1997       1996       1995
                                     -------   --------   --------   -------   ---------   --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $  9.59   $  10.01   $   9.21   $ 10.15    $ 10.00    $  11.61   $  10.55    $ 10.00
                                     -------   --------   --------   -------    -------    --------   --------    -------
Net investment income..............     0.67       0.65       0.75      0.75       0.82        0.85       0.59       0.37
Net realized and unrealized gain
  (loss) on investments............     0.24      (0.42)      0.80     (0.94)     (0.25)       0.65       1.22       0.61
Net realized and unrealized gain
  (loss) on foreign currency
  transactions.....................       --         --         --        --         --          --         --         --
                                     -------   --------   --------   -------    -------    --------   --------    -------
Total from investment operations...     0.91       0.23       1.55     (0.19)      0.57        1.50       1.81       0.98
                                     -------   --------   --------   -------    -------    --------   --------    -------
Less dividends and distributions:
  From net investment income.......    (0.67)     (0.65)     (0.75)    (0.75)     (0.42)      (0.84)     (0.59)     (0.37)
  From net realized gain on
    investments....................       --         --         --        --         --       (0.54)     (0.16)     (0.04)
  From net realized gain on
    investments and foreign
    currency transactions..........       --         --         --        --         --          --         --         --
  In excess of net realized gain on
    investments....................       --         --         --        --         --          --         --      (0.02)
                                     -------   --------   --------   -------    -------    --------   --------    -------
Total dividends and
  distributions....................    (0.67)     (0.65)     (0.75)    (0.75)     (0.42)      (1.38)     (0.75)     (0.43)
                                     -------   --------   --------   -------    -------    --------   --------    -------
NET ASSET VALUE AT END OF PERIOD...  $  9.83   $   9.59   $  10.01   $  9.21    $ 10.15    $  11.73   $  11.61    $ 10.55
                                     =======   ========   ========   =======    =======    ========   ========    =======
Total investment return#...........     9.48%      2.28%     16.72%    (1.84%)     5.63%      13.03%     17.16%     10.06%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............     6.71%      6.66%      7.80%     8.16%      8.46%*      8.84%      8.59%     10.02%*
  Net expenses.....................     0.63%      0.67%      0.67%     0.67%      0.67%*      0.59%      0.67%      0.67%*
  Expenses (before
    reimbursement).................     0.63%      0.71%      0.82%     0.87%      1.02%*      0.59%      0.71%      1.25%*
Portfolio turnover rate............      345%       304%       592%      483%       501%        153%       149%        95%
Average commission rate paid.......       --         --         --        --         --    $ 0.0581   $ 0.0613        (a)
Net assets at end of period (in
  000's)...........................  $73,755   $ 73,123   $ 64,812   $61,641    $46,766    $424,567   $205,001    $43,314

                                          INTERNATIONAL EQUITY
                                                PORTFOLIO
                                     -------------------------------
                                     FOR THE YEAR ENDED     MAY 1,
                                        DECEMBER 31,       1995** TO
                                     -------------------   DEC. 31,
                                       1997       1996       1995
                                     --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD...........................  $ 10.65    $ 10.20     $ 10.00
                                     -------    -------     -------
Net investment income..............     1.06       0.44        0.64
Net realized and unrealized gain
  (loss) on investments............     0.27       0.06        0.01
Net realized and unrealized gain
  (loss) on foreign currency
  transactions.....................    (0.78)      0.56        0.05
                                     -------    -------     -------
Total from investment operations...     0.55       1.06        0.70
                                     -------    -------     -------
Less dividends and distributions:
  From net investment income.......    (0.89)     (0.60)      (0.06)
  From net realized gain on
    investments....................       --         --          --
  From net realized gain on
    investments and foreign
    currency transactions..........       --      (0.01)      (0.44)
  In excess of net realized gain on
    investments....................       --         --          --
                                     -------    -------     -------
Total dividends and
  distributions....................    (0.89)     (0.61)      (0.50)
                                     -------    -------     -------
NET ASSET VALUE AT END OF PERIOD...  $ 10.31    $ 10.65     $ 10.20
                                     =======    =======     =======
Total investment return#...........     5.17%     10.54%       6.96%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............     1.25%      1.01%       1.07%*
  Net expenses.....................     0.97%      0.97%       0.97%*
  Expenses (before
    reimbursement).................     1.25%      1.51%       2.51%*
Portfolio turnover rate............       61%        16%         14%
Average commission rate paid.......  $0.0351    $0.0364         (a)
Net assets at end of period (in
  000's)...........................  $30,272    $34,509     $14,631


------------
  *  Annualized.
 **  Commencement of operations.
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           TOTAL RETURN                                     VALUE
                                                             PORTFOLIO                                    PORTFOLIO
                                       -----------------------------------------------------   -------------------------------
                                                  FOR THE YEAR ENDED               JAN. 29,    FOR THE YEAR ENDED     MAY 1,
                                                     DECEMBER 31,                  1993** TO      DECEMBER 31,       1995** TO
                                       -----------------------------------------   DEC. 31,    -------------------   DEC. 31,
                                         1997       1996       1995       1994       1993        1997       1996       1995
                                       --------   --------   --------   --------   ---------   --------   --------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD.............................  $  14.56   $  13.26   $  10.58   $  11.32    $ 10.00    $  13.90   $  11.58    $ 10.00
                                       --------   --------   --------   --------    -------    --------   --------    -------
Net investment income................      0.37       0.30       0.31       0.27       0.16        0.21       0.17       0.10
Net realized and unrealized gain
  (loss) on investments..............      2.21       1.30       2.69      (0.72)      1.34        2.94       2.52       1.58
                                       --------   --------   --------   --------    -------    --------   --------    -------
Total from investment operations.....      2.58       1.60       3.00      (0.45)      1.50        3.15       2.69       1.68
                                       --------   --------   --------   --------    -------    --------   --------    -------
Less dividends and distributions:
  From net investment income.........     (0.36)     (0.30)     (0.32)     (0.29)     (0.16)      (0.21)     (0.17)     (0.10)
  From net realized gain on
    investments......................     (0.31)        --         --         --         --       (0.75)     (0.20)        --
  In excess of net realized gain on
    investments......................        --         --         --         --      (0.02)         --         --         --
                                       --------   --------   --------   --------    -------    --------   --------    -------
Total dividends and distributions....     (0.67)     (0.30)     (0.32)     (0.29)     (0.18)      (0.96)     (0.37)     (0.10)
                                       --------   --------   --------   --------    -------    --------   --------    -------
NET ASSET VALUE AT END OF PERIOD.....  $  16.47   $  14.56   $  13.26   $  10.58    $ 11.32    $  16.09   $  13.90    $ 11.58
                                       ========   ========   ========   ========    =======    ========   ========    =======
Total investment return#.............     17.79%     12.08%     28.33%     (3.99%)    15.04%      22.89%     23.22%     16.76%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income..............      2.46%      2.52%      3.06%      3.50%      3.48%*      1.78%      2.10%      2.57%*
  Net expenses.......................      0.60%      0.69%      0.69%      0.69%      0.69%*      0.65%      0.73%      0.73%*
  Expenses (before reimbursement)....      0.60%      0.71%      0.81%      0.88%      1.07%*      0.65%      0.79%      1.45%*
Portfolio turnover rate..............       125%       175%       253%       297%       197%         48%        41%        20%
Average commission rate paid.........  $ 0.0585   $ 0.0599        (a)        (a)         (a)   $ 0.0594   $ 0.0593        (a)
Net assets at end of period (in
  000's).............................  $446,624   $332,897   $194,893   $122,333    $55,548    $264,179   $120,415    $24,429

                                                          INDEXED EQUITY
                                                            PORTFOLIO
                                       ----------------------------------------------------
                                                  FOR THE YEAR ENDED              JAN. 29,
                                                     DECEMBER 31,                 1993** TO
                                       ----------------------------------------   DEC. 31,
                                         1997       1996       1995      1994       1993
                                       --------   --------   --------   -------   ---------
NET ASSET VALUE AT BEGINNING OF
  PERIOD.............................  $  16.10   $  13.53   $  10.38   $ 10.58    $ 10.00
                                       --------   --------   --------   -------    -------
Net investment income................      0.27       0.24       0.27      0.24       0.19
Net realized and unrealized gain
  (loss) on investments..............      4.99       2.79       3.55     (0.15)      0.67
                                       --------   --------   --------   -------    -------
Total from investment operations.....      5.26       3.03       3.82      0.09       0.86
                                       --------   --------   --------   -------    -------
Less dividends and distributions:
  From net investment income.........     (0.27)     (0.24)     (0.28)    (0.24)     (0.19)
  From net realized gain on
    investments......................     (0.51)     (0.22)     (0.39)    (0.05)     (0.08)
  In excess of net realized gain on
    investments......................        --         --         --        --      (0.01)
                                       --------   --------   --------   -------    -------
Total dividends and distributions....     (0.78)     (0.46)     (0.67)    (0.29)     (0.28)
                                       --------   --------   --------   -------    -------
NET ASSET VALUE AT END OF PERIOD.....  $  20.58   $  16.10   $  13.53   $ 10.38    $ 10.58
                                       ========   ========   ========   =======    =======
Total investment return#.............     32.84%     22.42%     36.89%     0.76%      8.53%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Net investment income..............      1.75%      2.14%      2.52%     2.61%      2.54%*
  Net expenses.......................      0.39%      0.47%      0.47%     0.47%      0.47%*
  Expenses (before reimbursement)....      0.39%      0.50%      0.62%     0.68%      0.96%*
Portfolio turnover rate..............         5%         3%         5%        8%         7%
Average commission rate paid.........  $ 0.0499   $ 0.0498        (a)       (a)         (a)
Net assets at end of period (in
  000's).............................  $496,772   $223,945   $105,171   $63,164    $43,081


------------
  *  Annualized.
 **  Commencement of operations.
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown. Total return is not annualized.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        BOND PORTFOLIO
                                     ----------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                       1997       1996       1995       1994       1993
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  12.83   $  13.42   $  12.09   $  13.43   $  12.91
                                     --------   --------   --------   --------   --------
Net investment income..............      0.88       0.87       0.88       0.88       0.95
Net realized and unrealized gain
  (loss) on investments............      0.35      (0.59)      1.33      (1.34)      0.53
                                     --------   --------   --------   --------   --------
Total from investment operations...      1.23       0.28       2.21      (0.46)      1.48
                                     --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.88)     (0.87)     (0.88)     (0.88)     (0.96)
  From net realized gain on
    investments....................     (0.04)        --         --         --         --
                                     --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (0.92)     (0.87)     (0.88)     (0.88)     (0.96)
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  13.14   $  12.83   $  13.42   $  12.09   $  13.43
                                     ========   ========   ========   ========   ========
Total investment return#...........      9.65%      2.05%     18.31%     (3.39%)    11.40%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      6.42%      6.31%      6.55%      6.53%      6.79%
  Net expenses.....................      0.50%      0.58%      0.62%      0.62%++    0.27%++
  Expenses (before
    reimbursement).................      0.50%      0.58%      0.91%      0.67%++    0.27%++
Portfolio turnover rate............       187%       103%        81%        88%        41%
Net assets at end of year (in
  000's)...........................  $228,949   $226,375   $235,030   $206,686   $228,683

                                                        BOND PORTFOLIO
                                     ----------------------------------------------------
                                               FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                       1992       1991       1990       1989       1988
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  12.77   $  11.86   $  12.09   $  11.80   $  11.99
                                     --------   --------   --------   --------   --------
Net investment income..............      0.92       1.02       1.12       1.11       1.20
Net realized and unrealized gain
  (loss) on investments............      0.13       0.91      (0.23)      0.30      (0.21)
                                     --------   --------   --------   --------   --------
Total from investment operations...      1.05       1.93       0.89       1.41       0.99
                                     --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.91)     (1.02)     (1.12)     (1.12)     (1.18)
  From net realized gain on
    investments....................        --         --         --         --         --
                                     --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (0.91)     (1.02)     (1.12)     (1.12)     (1.18)
                                     --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  12.91   $  12.77   $  11.86   $  12.09   $  11.80
                                     ========   ========   ========   ========   ========
Total investment return#...........      8.26%     16.27%      7.36%     11.95%      8.26%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      7.54%      8.22%      8.88%      8.83%      8.66%
  Net expenses.....................      0.25%      0.25%      0.25%      0.25%      0.26%
  Expenses (before
    reimbursement).................      0.25%      0.25%      0.25%      0.25%      0.26%
Portfolio turnover rate............        10%        57%        81%        20%       105%
Net assets at end of year (in
  000's)...........................  $203,947   $164,124   $138,826   $134,542   $122,725


------------
 ++ At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         GROWTH EQUITY PORTFOLIO
                                     ---------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------
                                       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  18.63   $  17.22   $  14.69   $  15.64   $  15.53   $  15.57
                                     --------   --------   --------   --------   --------   --------
Net investment income..............      0.16       0.18       0.22       0.22       0.24       0.22
Net realized and unrealized gain
  (loss) on investments............      4.74       4.06       4.06      (0.03)      1.88       1.72
                                     --------   --------   --------   --------   --------   --------
Total from investment operations...      4.90       4.24       4.28       0.19       2.12       1.94
                                     --------   --------   --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.16)     (0.18)     (0.22)     (0.22)     (0.25)     (0.22)
  From net realized gain on
    investments....................     (3.06)     (2.65)     (1.53)     (0.92)     (1.76)     (1.76)
                                     --------   --------   --------   --------   --------   --------
Total dividends and
  distributions....................     (3.22)     (2.83)     (1.75)     (1.14)     (2.01)     (1.98)
                                     --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  20.31   $  18.63   $  17.22   $  14.69   $  15.64   $  15.53
                                     ========   ========   ========   ========   ========   ========
Total investment return#...........     26.75%     24.50%     29.16%      1.20%     13.71%     12.42%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      0.80%      0.98%      1.29%      1.41%      1.42%      1.50%
  Net expenses.....................      0.50%      0.58%      0.62%      0.62%++    0.27%++    0.27%
  Expenses (before
    reimbursement).................      0.50%      0.58%      0.91%      0.65%++    0.27%++    0.27%
Portfolio turnover rate............       103%       104%       104%       108%       121%        82%
Average commission rate paid.......  $ 0.0599   $ 0.0595         (a)        (a)        (a)        (a)
Net assets at end of year (in
  000's)...........................  $759,054   $564,685   $427,507   $330,161   $319,196   $272,834

                                              GROWTH EQUITY PORTFOLIO
                                     -----------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                     -----------------------------------------
                                       1991       1990       1989       1988
                                     --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF
  YEAR.............................  $  13.00   $  14.22   $  12.70   $  11.22
                                     --------   --------   --------   --------
Net investment income..............      0.27       0.32       0.42       0.46
Net realized and unrealized gain
  (loss) on investments............      4.10      (1.20)      2.82       1.43
                                     --------   --------   --------   --------
Total from investment operations...      4.37      (0.88)      3.24       1.89
                                     --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.......     (0.29)     (0.33)     (0.44)     (0.41)
  From net realized gain on
    investments....................     (1.51)     (0.01)     (1.28)        --
                                     --------   --------   --------   --------
Total dividends and
  distributions....................     (1.80)     (0.34)     (1.72)     (0.41)
                                     --------   --------   --------   --------
NET ASSET VALUE AT END OF YEAR.....  $  15.57   $  13.00   $  14.22   $  12.70
                                     ========   ========   ========   ========
Total investment return#...........     33.62%     (6.19%)    25.51%     16.85%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:
  Net investment income............      1.78%      2.33%      2.80%      3.32%
  Net expenses.....................      0.29%      0.29%      0.28%      0.30%
  Expenses (before
    reimbursement).................      0.29%      0.29%      0.28%      0.30%
Portfolio turnover rate............       100%       114%       108%       111%
Average commission rate paid.......        (a)        (a)        (a)        (a)
Net assets at end of year (in
  000's)...........................  $204,147   $152,824   $171,116   $150,538


------------
 ++ At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
  # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

                         Capital Appreciation Portfolio

                         The Portfolio's objective is:

to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

                           The Portfolio invests in:

The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Under normal market conditions...

 ...SECURITIES ISSUED BY COMPANIES WITH INVESTMENT CHARACTERISTICS SUCH AS:

- participation in expanding markets;

- increasing unit sales volume;

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index (S&P 500); or

- increasing return on investment.

 ...ANY OTHER SECURITIES WHICH, IN THE JUDGMENT OF MACKAY-SHIELDS ARE READY FOR A RISE IN PRICE, or expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or changes in the economy.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


RISKS? The Portfolio may purchase securities carrying above-average risk relative to common stock indices such as the Dow Jones Industrial Average and the S&P 500. Opportunities for greater gain frequently involve correspondingly greater risk of loss.

WHO'S MANAGING YOUR MONEY?

EDMUND SPELMAN AND RUDY CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Spelman is a Managing Director at MacKay-Shields who specializes in equities. He joined the firm in 1991 after working as an analyst at Oppenheimer & Co. since 1983. Mr. Spelman has acted as a portfolio manager of the Capital Appreciation and Total Return Portfolios since their inceptions. Mr. Carryl joined MacKay-Shields Financial Corporation as a Director in 1992 and became a Managing Director in 1997. He has twenty years of investment management and research experience. Mr. Carryl was research director and senior portfolio manager at Value Line, Inc. from 1978-1992. Mr. Carryl has acted as a portfolio manager of the Capital Appreciation and Total Return Portfolios since their inceptions.

                            Growth Equity Portfolio

                         The Portfolio's objective is:

to seek long term growth of capital, with income as a secondary consideration.

WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

                           The Portfolio invests in:

Under normal market conditions...


 ...COMMON STOCKS of larger capitalization, well managed companies which appear to have better than average growth potential.


 ...IN ADDITION TO COMMON STOCKS, the Portfolio may invest up to 10% of its total assets in securities convertible into or with rights to purchase common stocks, such as warrants.

The Portfolio may also make loans of portfolio securities and may invest in foreign securities.

The Portfolio will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


RISKS? Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes. The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

WHO'S MANAGING YOUR MONEY?

JAMES AGOSTISI AND PATRICIA S. ROSSI OF NEW YORK LIFE INSURANCE COMPANY.

Mr. Agostisi is an Investment Vice President of New York Life. He joined New York Life in 1984 and subsequently served as its head money market trader. From 1989 to 1994 he worked as a research analyst in both equities and high yield securities. Ms. Rossi joined New York Life as an Investment Vice President in 1995 with eighteen years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

                            Indexed Equity Portfolio

                         The Portfolio's objective is:

to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

WHO SHOULD INVEST? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.


SEE PAGE 21 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 80% OF ITS TOTAL ASSETS IN STOCKS LISTED IN THE INDEX. The Portfolio will attempt to be fully invested at all times, and will invest in stocks in the same proportions as they are invested in the Index.

The Portfolio may utilize stock index options and stock index futures contracts and options on stock index futures contracts to a limited extent. Options, futures contracts, and options on futures contracts may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transactions costs. The Portfolio may enter into options and futures contracts only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's total assets.

The Portfolio may invest in securities of foreign issuers included in the Index.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


RISKS? An investment in this Portfolio involves risks similar to those of investing directly in common stocks. The Portfolio uses the Index because it represents about two-thirds of the total market value of all common stocks and is well-known to investors. The Index also represents total return performance including reinvested dividends of the stocks in the Index. If the value of the Index declines, the NAV of shares of the Portfolio will also decline.

WHO'S MANAGING YOUR MONEY?

JAMES MEHLING OF MONITOR CAPITAL ADVISORS, INC.

Mr. Mehling joined Monitor Capital Advisors in 1991 after working as director of risk management in the investment department of New York Life Insurance Company. Mr. Mehling is currently Chief Investment Officer for Monitor. He began his career in financial services with Merrill Lynch in 1976 and was with County NatWest Government Securities from 1987-1989. Mr. Mehling has served as portfolio manager to the Portfolio since 1993.

The Index is a broad measurement of stock market performance composed of 500 common stocks selected by Standard & Poor's ("S&P").

The Portfolio is neither sponsored by nor affiliated with S&P.

By including a stock in the Index, neither S&P nor the Portfolio's Adviser takes any stance on the stock's investment value.

                         International Equity Portfolio

                         The Portfolio's objective is:

to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.


WHO SHOULD INVEST? Investors who prefer the higher return potential of international equity investments or want to add diversification to their domestic investments.



SEE PAGE 21 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES, which may include common stocks, preferred stocks, warrants, and other equity securities of issuers, wherever organized, who do business mainly outside the U.S. Eligible investments include any equity or equity-related investments, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.


 ...A VARIETY OF COUNTRIES and will be invested in a minimum of five countries exclusive of the United States. This includes countries with established economies, emerging market countries, including, among others, countries in Latin America and Asia, which MacKay-Shields believes present favorable investment opportunities.



The Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. (For more details, see page 21, "Other Information About the Portfolios--International Equity Portfolio.")



 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


THIS PORTFOLIO IS FOR LONG-TERM INVESTORS WHO SEEK GROWTH OVER CURRENT INCOME. It is not designed as a way to speculate on short-term stock market swings. Investors should be able to tolerate sudden, sometimes substantial fluctuations in value.

RISKS? Alone, this Portfolio is not a balanced investment plan. It is appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid undue volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Portfolio may not attain as high a return as more aggressively managed international funds--although the Portfolio is expected to outperform some funds in down markets. There is no guarantee that the Portfolio will succeed in achieving its objective.


Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 23, "Investments and Investment Practices--Foreign Securities.")


WHO'S MANAGING YOUR MONEY?

SHIGEMI TAKAGI OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Takagi is a Director of MacKay-Shields. He specializes in international equity securities. Mr. Takagi joined MacKay-Shields in 1989, after working at First Boston Corporation as an equity analyst in their international equity research department. He has served as a portfolio manager since the Portfolio was started in 1995.

Securities of issuers in one country may be denominated in the currency of another country.

                             Convertible Portfolio

                         The Portfolio's objective is:

to seek capital appreciation together with current income. Certain of the Portfolio's investments have speculative characteristics.

WHO SHOULD INVEST? Investors who want income from securities that may offer growth potential if converted into common stock.


SEE PAGE 20 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF THE VALUE OF ITS TOTAL ASSETS IN "CONVERTIBLE SECURITIES", that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock.

The Portfolio takes a flexible approach, investing in a broad range of securities of a variety of companies and industries.

 ...NOT MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES rated less than B by S&P or B by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, that are judged to be of comparable quality by MacKay-Shields.

The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.

 ...THE BALANCE OF THE PORTFOLIO MAY BE INVESTED IN NON-CONVERTIBLE DEBT OR EQUITY SECURITIES or U.S. Government securities or may be held in cash or cash equivalents.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


RISKS? The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


Securities rated in categories lower than Baa by Moody's or BBB by S&P, sometimes referred to as "junk bonds", are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. In addition, Moody's regards securities rated Baa as having speculative characteristics. (See page 25, "Risks of Investing in High Yield Securities" for more details; and Appendix A for a description of ratings.)


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE, NEIL FEINBERG AND THOMAS WYNN OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994 and Senior Managing Director and Chief Investment Officer in 1996. He has managed this Portfolio since its inception and is also a portfolio manager of the Value Portfolio and the High Yield Corporate Bond Portfolio. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Portfolio since its inception. He joined MacKay-Shields in 1992. Prior to joining MacKay-Shields, Mr. Feinberg was employed by National Securities and Research Corporation as an analyst (1989-1992). Mr. Wynn has been a portfolio manager for the Portfolio since 1997 and joined the firm in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.

                             Total Return Portfolio

                         The Portfolio's objective is:

to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, preferred stocks, convertible securities, warrants and fixed-income securities, such as bonds and other debt obligations, including money market instruments.

WHO SHOULD INVEST? Investors who seek a combination of income and growth potential and want to manage risk through diversification.

                           The Portfolio invests in:

Under normal market conditions...

 ...A MINIMUM OF 30% OF THE PORTFOLIO'S NET ASSETS will be invested in equity securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.

 ...A MINIMUM OF 30% OF NET ASSETS will be invested in debt securities. It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields.

 ...UP TO 20% OF THE VALUE OF THE PORTFOLIO'S INVESTMENT in debt securities may be in securities rated below A, provided that they are rated at least Ba by Moody's, or BB by S&P, or, if unrated, deemed to be of comparable creditworthiness by MacKay-Shields.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)



RISKS? The Portfolio may allocate its assets among equity and debt securities and, therefore, has some exposure to the risks of both common stocks and bonds. Investments in securities rated Ba by Moody's or BB by S&P involve special risks not generally associated with investing in securities rated in higher rating categories, including greater volatility of price, greater risk of issuer default, or other characteristics that may be regarded as speculative. Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. (See page 25, "Risks of Investing in High Yield Securities" for more details; and Appendix A for rating descriptions.)


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY, EDMUND SPELMAN AND RUDY CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Akhoury joined MacKay-Shields as a Director in 1984, became a Managing Director in 1988, became President and a member of the Board of Directors in 1989, became Chairman and Chief Executive Officer in 1992 and Senior Managing Director in 1996. In 1998 he became Executive Vice President of New York Life and Chief Executive Officer of New York Life Asset Management. Prior thereto, he worked for four years as a fixed income manager for Fischer Francis Trees & Watts and for seven years as a fixed income manager for the Equitable Life Assurance Society. He has been a portfolio manager of the Total Return Portfolio since 1993, and also manages the Government Portfolio. Biographies for Mr. Spelman and Mr. Carryl appear on page 9.

                                Value Portfolio

                         The Portfolio's objective is:

to realize maximum long-term total return from a combination of capital growth and income. The Portfolio is not designed or managed primarily to produce current income.

WHO SHOULD INVEST? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.

                           The Portfolio invests in:

The Portfolio takes a flexible approach emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase.

Under normal market conditions...

 ...AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCKS WHICH:

- it believes to be undervalued in the market relative to comparable securities;

- are dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market but the Portfolio may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


Usually stocks deemed to be fully valued will be replaced by securities which are deemed to be undervalued in the marketplace.

In analyzing different securities, MacKay-Shields will consider ratios of market price to book value, estimated liquidating value and cash flow as significant factors in assessing relative value, while growth rates and forecasts of future earnings will be factors of lesser significance.

RISKS? The Portfolio invests primarily in common stocks and, therefore, is exposed to the risks of investing in those securities, including fluctuations in value.

WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND JEFFREY SIMON OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as a portfolio manager of the Value Portfolio since 1995. His biography is on page 13. Mr. Simon is a Managing Director of MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1993 after working as a senior equity research analyst and portfolio manager at National Securities and Research Corporation (1991-1992) and Neuberger & Berman (1987-1991). Mr. Simon has served as a portfolio manager of the Portfolio since 1996.

                                 Bond Portfolio

                         The Portfolio's objective is:

to seek the highest income over the long term consistent with preservation of principal.

WHO SHOULD INVEST? Investors who seek to combine high current income and safety of principal.

                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 75% OF ITS TOTAL ASSETS in debt securities which have a rating within the four highest grades as determined by either S&P or Moody's, in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash. See Appendix A to this Prospectus for further details about the ratings given by S&P and Moody's.

 ...UP TO 25% OF ITS TOTAL ASSETS in debt securities which are rated lower than the four highest grades described above, but which are rated at least B, or in convertible debt securities, and preferred and convertible preferred stocks.

The Portfolio may also make loans of portfolio securities and may invest in foreign securities.

The Bond Portfolio will not invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or by exercising warrants purchased together with such securities.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)



RISKS? Securities rated by S&P or Moody's below the four highest grades are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. (See "Risks of Investing in High Yield Securities," at page 25.)


WHO'S MANAGING YOUR MONEY?


ALBERT R. CORAPI, JR., CELIA M. HOLTZBERG AND JOSEPH DEPASQUALE OF NEW YORK LIFE INSURANCE COMPANY.



Mr. Corapi joined New York Life in 1985. He is an Investment Vice President and Portfolio Manager. He has been responsible for managing the Bond Portfolio since 1990. Prior to that he served on the bond trading desk. Ms. Holtzberg is a Vice President in the Investment Department of New York Life. She joined New York Life in 1986 as a Senior Investment Analyst in the portfolio management unit and currently heads the Fixed Income Portfolio Management, Public Bond Trading and Quantitative Analysis Groups. Mr. DePasquale is a Director in the Investment Department of New York Life. He joined New York Life in 1992 as a fixed income trader.

                              Government Portfolio

                         The Portfolio's objective is:

to seek a high level of current income, consistent with safety of principal.

WHO SHOULD INVEST? Investors who seek to combine high current income and safety of principal.

                           The Portfolio invests in:

Under normal market conditions...

 ...65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, WHICH INCLUDE THE
FOLLOWING:

- U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally, maturities greater than ten years); and

- obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); (iii) the credit of the instrumentality (e.g., bonds issued by the Federal Home Loan Mortgage Corporation ("FHLMC")); or (iv) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities.

The remaining 35% of the value of the Portfolio's total assets may be invested in cash or cash equivalent obligations. Such assets may also be invested in securities such as privately-issued collateralized mortgage obligations which are not U.S. Government securities.


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


RISKS? Although some of the instruments the Portfolio purchases are backed by the U.S. Government and its agencies, shares of the Portfolio are not guaranteed and the Portfolio's NAV will fluctuate. Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.

Mortgage-backed securities may be prepaid prior to maturity. Prepayment rates may be affected by changes in mortgage rates. During periods of falling rates, prepayments tend to increase; during periods of rising rates, they tend to decrease. Prepayments usually are reinvested at different rates than the original investment. As a result, these securities can increase in value less than "non-callable" bonds during falling rate periods, yet involve comparable risks during rising rate periods.

WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND EDWARD MUNSHOWER OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager of the Government Portfolio since 1993. His biography appears on page 14. Mr. Munshower is a Director of MacKay-Shields and has been a portfolio manager for the Government Portfolio since 1993. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 15 years of experience in investment management and research.

                      High Yield Corporate Bond Portfolio

                         The Portfolio's objective is:

to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective. THE POTENTIAL FOR A HIGHER YIELD IS ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE PORTFOLIO'S INVESTMENTS ARE SPECULATIVE.

WHO SHOULD INVEST? Investors who want to maximize current income and can accept the higher risk of securities with high yield potential.


SEE PAGE 20 for more details about the Portfolio.


                           The Portfolio invests in:

Under normal market conditions...

 ...AT LEAST 65% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B). These securities tend to offer yields above those that are rated higher and are considered speculative.

 ...WITHOUT RESTRICTION IN SECURITIES rated Ba or B by Moody's or BB or B by S&P, (or unrated, but considered to be of comparable quality by MacKay-Shields), the Portfolio will invest no more than 15% of the value of its net assets in securities rated lower than B by Moody's or S&P (or unrated, but considered to be of comparable quality by MacKay-Shields).


 ...OTHER INVESTMENTS SUITABLE FOR MOST OR ALL PORTFOLIOS. (See page 20, "General Investment Considerations" and pages 22-26, "Investments and Investment Practices," for details.)


RISKS? Generally, when interest rates fall, the NAV rises; and when interest rates rise, the NAV declines.


Securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." These securities are considered speculative and involve greater volatility of price and risk of principal and income default than securities in the higher rating categories. (For a more complete discussion of those risks, see page 25, "Risks of Investing in High Yield Securities".) MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. (See Appendix A for a description of ratings.)


If MacKay-Shields is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Portfolio's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND STEVEN TANANBAUM OF MACKAY-SHIELDS FINANCIAL CORPORATION.


Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as portfolio manager of the High Yield Corporate Bond Portfolio since 1993. His biography is on page 13. Mr. Tananbaum is a Managing Director of MacKay-Shields. He specializes in high yield securities and has been a portfolio manager for the Portfolio since 1993. Mr. Tananbaum joined MacKay-Shields in 1989, after working as a high yield and merger associate intern in the corporate finance department of Kidder Peabody.

                           Cash Management Portfolio

                         The Portfolio's objective is:

to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Portfolio will be able to achieve this objective.

WHO SHOULD INVEST? Investors who are averse to risk or want to earn competitive yields on cash they're planning to spend or invest in the near future.

                           The Portfolio invests in:

 ...SHORT-TERM (maturing in 397 days or less) U.S. Government securities;

 ...OBLIGATIONS OF BANKS (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Portfolio will be invested in such other insured obligations;

 ...COMMERCIAL PAPER (short-term unsecured promissory notes of corporations including variable rate master demand notes);

 ...SHORT-TERM (maturing in one year or less) corporate obligations; and

 ...OBLIGATIONS OF U.S. AND NON-U.S. ISSUERS denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes.

 ...UP TO 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may, however, invest more than 5% of its total assets in the securities of a single issuer if they are rated in the highest category by at least two major rating agencies for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any one time.

 ...UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES THAT WERE rated in the top two categories by at least two nationally recognized rating agencies, but not rated in the highest category by two or more major rating agencies ("Second Tier"); or, if unrated, deemed to be of comparable quality by MacKay-Shields when acquired.

 ...THE GREATER OF 1% OF ITS TOTAL ASSETS or one million dollars, measured at the time of investment, in the securities of a single issuer which were Second Tier Securities when acquired by the Portfolio.


RISKS? Investments by the Portfolio must present minimal credit risk and, if rated, be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer, or, if only one rating agency has assigned a rating, by that agency.



This Portfolio generally can not invest in securities with remaining maturities longer than 397 days (13 months). In addition, the weighted average portfolio maturity may not exceed 90 days. (See the SAI for a more detailed explanation.)

                     OTHER INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

     GENERAL INVESTMENT CONSIDERATIONS

     The investment objectives of each Portfolio are deemed to be fundamental and may not be changed without the approval of a majority of the outstanding voting shares of that Portfolio. There is no assurance that any Portfolio will achieve its investment objective.

     Because each Portfolio has different investment objectives and policies, the investment returns of each Portfolio and the degree of financial and market risks to which each Portfolio is subject can be expected to differ. Financial risk refers to the ability of an issuer of a debt security to pay interest and repay principal, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, particularly for debt securities, to changes in the overall level of interest rates.


     Each Portfolio is also expected to have a different portfolio turnover rate, which may be higher during periods of significant market volatility. Increased turnover usually results in higher brokerage costs, which must be borne directly by the Portfolios.



     Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).



     You can find the turnover rate for any Portfolio, except for Cash Management Portfolio, in any prospectus, as a line item in the "Financial Highlights" table for that Portfolio.



     In times of unusual or adverse market conditions, for temporary defensive purposes, each Portfolio, except the Indexed Equity Portfolio, may invest without limit in cash and cash equivalents (see "Cash Equivalents" on page 23).


     CONVERTIBLE PORTFOLIO

     In selecting convertible securities for purchase or sale, MacKay-Shields takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.


     During the fiscal year ended December 31, 1997, based upon the dollar-weighted average ratings of the Portfolio holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):



            6.63% in securities rated A
            8.95% in securities rated BBB
           10.74% in securities rated BB
           15.18% in securities rated B
            4.62% in securities rated CCC
           22.45% in cash and cash equivalents
           31.43% in equity securities



     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 1997. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.


     HIGH YIELD CORPORATE BOND PORTFOLIO

     Debt securities in which this Portfolio may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments). Debt securities may have fixed, variable or floating (including inverse floating) rates of interest.

     The Portfolio may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more). Concentration of the Portfolio's assets in these industries may subject the Portfolio to greater price volatility and lessen the benefits of reducing risk typically associated with greater asset diversification.


     MacKay-Shields seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. (See "Foreign Securities" on page 23 and "Risks of Investing in High Yield Securities" on page 25.)

     During the fiscal year ended December 31, 1997, based upon the dollar-weighted average ratings of the Portfolio's holdings at the end of each month in the Portfolio's fiscal year, the Portfolio had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):



            1.59% in securities rated AAA
            1.26% in securities rated A
            4.76% in securities rated BBB
           19.93% in securities rated BB
           43.47% in securities rated B
            4.57% in securities rated CCC
            0.06% in securities rated D
            1.06% in unrated securities
           11.24% in cash and cash equivalents
           12.06% in equity securities



     These figures are intended solely to provide disclosure about the Portfolio's asset composition during its fiscal year ended December 31, 1997. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and MacKay-Shields may not necessarily agree with a rating assigned by any credit rating agency.


     For temporary defensive purposes the Portfolio may invest more than 25% of its total assets in U.S. Government securities during periods of abnormal market conditions. Also, for temporary defensive purposes, the Portfolio may invest without limit in corporate debt securities rated A or higher by Moody's or S&P whenever deemed appropriate by MacKay-Shields in response to market conditions.

     INDEXED EQUITY PORTFOLIO

     Monitor, the Portfolio's investment adviser, seeks to provide investment results which mirror the performance of the S&P 500. Monitor attempts to achieve this objective by investing in all stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The Portfolio will be managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 to the extent feasible. From time to time, adjustments may be made in the Portfolio's portfolio because of changes in the composition of the S&P 500, but such changes should be infrequent. The correlation between the performance of the Indexed Equity Portfolio and the S&P 500 is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500. Unlike other funds which generally seek to beat market averages, often with unpredictable results, index funds seek to match their respective indexes. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis.

     Monitor believes the indexing approach described above is an effective method of duplicating percentage changes in the S&P 500. It is a reasonable expectation that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio's ability to track the S&P 500, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 or number of shares outstanding for the components of the S&P 500, and the timing and amount of shareholder contributions and redemptions, if any.

     Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, reverse repurchase agreements, securities of money market funds, time deposits, certificates of deposit, bankers' acceptances and commercial paper. The Portfolio also may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm commitments to purchase securities.

     INTERNATIONAL EQUITY PORTFOLIO

     In making investment decisions for this Portfolio, MacKay-Shields will consider such factors as prospects for relative economic growth, government policies influencing exchange rates and business considerations, and the quality of individual issuers. In addition, in managing the Portfolio assets, MacKay-Shields will determine in its good faith judgment:

     1. The country allocation among the international equity markets;

     2. The currency exposure (asset allocation across currencies); and

     3. The diversified security holdings within each equity market.

     The Portfolio has no present intention of altering its general policy of investing, under normal conditions, in foreign equity securities. However, under exceptional con-ditions abroad or when it is believed that economic or market conditions warrant, the Portfolio may, for temporary defensive purposes, invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's (see Appendix A to this Prospectus "Ratings of Debt Securities and Commercial Paper").

     The Portfolio also may invest in foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs) or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

     To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Portfolio may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. See "Investments and Investment Practices," for additional information on the Portfolio's permitted investments.

     MacKay-Shields believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, MacKay-Shields believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

   INVESTMENTS AND INVESTMENT PRACTICES

     Information about the following types of investments, investment practices and related risks appears below: Asset-Backed and Mortgage-Backed Securities; Brady Bonds; Cash Equivalents; Debt Securities; Floaters and Inverse Floaters; Foreign Securities; Lending of Portfolio Securities; Liquidity; Options on Securities; Repurchase Agreements; Reverse Repurchase Agreements; Risk Management Techniques; Risks of Investing in High Yield Securities; Short Sales Against the Box; When-Issued Securities; and Zero Coupon Bonds. For more information about the investments, investment practices and risks described in this section, please see the SAI.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

     Each Portfolio, except the Indexed Equity Portfolio, may purchase asset-backed and mortgage-backed securities. Asset-backed and mortgage-backed securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.

     BRADY BONDS

     The Convertible, High Yield Corporate Bond and Total Return Portfolios may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings.

     For further information see "Brady Bonds" in the SAI.

     CASH EQUIVALENTS

     Each of the Portfolios may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors to be of comparable high quality and liquidity. In addition, the International Equity Portfolio may invest in foreign cash and cash equivalents.

     DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the net asset value of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio.

     FLOATERS AND INVERSE FLOATERS

     Each Portfolio, other than the Capital Appreciation, Value, Growth Equity and Indexed Equity Portfolios, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.

     Each Portfolio, other than the Capital Appreciation, Cash Management, Government, Value, Growth Equity and Indexed Equity Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The leverage associated with inverse floaters may result in greater volatility in their market values. Certain inverse floaters may be determined to be illiquid securities.

     FOREIGN SECURITIES

     Each Portfolio, except the Government Portfolio, may purchase foreign securities. The Bond and Growth Equity Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. The Indexed Equity Portfolio will invest in foreign securities to the extent that foreign securities are included in the S&P 500. Securities of foreign issuers, particularly nongovernmental issuers, involve risks which are not ordinarily associated with investing in securities of domestic issuers. These risks include changes in interest rates, in currency exchange rates, and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the movement of funds or other assets of a Portfolio between different countries, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries.

     LENDING OF PORTFOLIO SECURITIES

     Each Portfolio except the Cash Management Portfolio may lend securities in accordance with procedures adopted by the Board of Directors, to certain broker-dealers and institutions as a means of earning additional income. This practice could result in a loss or a delay in recovering the Portfolio's securities from the borrower if the borrower were to fail financially and the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but recovery by the Portfolio cannot be assured.

     LIQUIDITY

     In order to assure that each Portfolio of the Fund has sufficient liquidity, as a matter of operating policy the Capital Appreciation, Convertible, Government, International Equity, Total Return and Indexed Equity Portfolios may not invest more than 15% of their respective net assets in illiquid securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933), repurchase agreements maturing in more than seven days, certain options traded over-the-counter, securities for which market quotations are not readily available or other securities which legally, or in the opinion of the applicable investment adviser, are deemed illiquid. The Cash Management, High Yield Corporate Bond, Value, Bond and Growth Equity Portfolios are limited to an investment of no more than 10% of their respective net assets in such securities.

     OPTIONS ON SECURITIES

     Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. or foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies.

     Call options sold by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to sell a particular security in its portfolio at a specified price if the option is exercised during the option period. Put options sold by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period.

     The Government Portfolio may not write any covered put options on U.S. Government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. The Fund has adopted a nonfundamental policy that each of the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return and Value Portfolios may write covered call or put options with respect to no more than 25% of the value of its net assets, may purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value up to 25% of its net assets and may purchase calls and puts other than protective puts, with a value of up to 5% of the Portfolio's net assets.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continue, has retained the risk of loss should the price of the underlying security decline. A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot elect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements, including foreign repurchase agreements, to earn income. A repurchase agreement is an agreement whereby a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Portfolios to enter into repurchase agreements with such sellers. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Portfolio.

     RISK MANAGEMENT TECHNIQUES

     The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities indexes.

     The Portfolios can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. For more information on risk management techniques used by the Portfolios, see "Investment Practices Common to Two or More Portfolios" in the SAI.

     RISKS OF INVESTING IN HIGH YIELD SECURITIES

     Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, deemed to be of equivalent quality by the Portfolio's investment adviser, are sometimes referred to as "high yield" or "junk" bonds and are considered speculative. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield bonds before investing in the Bond, Convertible, High Yield Corporate Bond and Total Return Portfolios. High yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but are more sensitive to adverse economic changes and corporate developments. This may affect the issuer's ability to make principal and interest payments on these securities. There is also a greater risk of price declines due to changes in the issuer's creditworthiness. Because the market for high yield securities may be less active than for higher-rated securities, it may be difficult for a Portfolio to sell the securities. Less liquidity in the trading market for high yield securities could also adversely affect the price of the securities. See the Appendix for more information on debt security ratings.

     SHORT SALES AGAINST THE BOX


     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. The Capital Appreciation, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios may only enter into short sales against the box for, among other reasons, to hedge against a market decline in the value of the security owned or, in certain circumstances, to defer recognition of a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales "against the box" will be limited to no more than 5% of the Portfolio's net assets (25% with respect to the Convertible Portfolio).


     If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers they believe are creditworthy.

     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities may be more or less than the purchase price payable at settlement date. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     ZERO COUPON BONDS

     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Zero coupon bonds tend to be more volatile than conventional debt securities.

     OTHER INFORMATION

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the SAI. Unless otherwise specified, the policies and restrictions for each Portfolio are non-fundamental and may be changed without shareholder approval.

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------

     The Fund is a mutual fund, technically known as an open-end, diversified management investment company. The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's investment adviser.

     INVESTMENT ADVISERS


     MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. MacKay-Shields is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. MacKay-Shields was incorporated in 1960 as an independent investment advisory firm and was privately held until 1984 when it became an autonomously managed subsidiary of New York Life. As of December 31, 1997, MacKay-Shields managed over $28.8 billion in assets, primarily for institutional clients.



     New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the Bond and Growth Equity Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts (amounting to over $75 billion as of December 31, 1997).



     The investment adviser to the Indexed Equity Portfolio is Monitor Capital Advisers, Inc., 504 Carnegie Center, Princeton, NJ 08540. As of December 31, 1997, Monitor managed over $2.9 billion in assets. Monitor, which was incorporated in 1988, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.


     Pursuant to the Investment Advisory Agreements for each Portfolio, MacKay-Shields, New York Life or Monitor (each an "Adviser" and collectively the "Advisers"), is subject to the supervision of the Directors and in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto.

     The Fund, on behalf of each Portfolio, pays MacKay-Shields, New York Life or Monitor a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                     ANNUAL RATE
                                     -----------
Capital Appreciation Portfolio.....     .36%
Cash Management Portfolio..........     .25%
Convertible Portfolio..............     .36%
Government Portfolio...............     .30%
High Yield Corporate Bond
  Portfolio........................     .30%
International Equity Portfolio.....     .60%
Total Return Portfolio.............     .32%
Value Portfolio....................     .36%
Bond Portfolio.....................     .25%
Growth Equity Portfolio............     .25%
Indexed Equity Portfolio...........     .10%

     ADMINISTRATOR


     NYLIAC (the "Administrator"), 51 Madison Avenue, New York, NY 10010, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios. NYLIAC has, pursuant to a subadministration agreement, retained MainStay Management, Inc.", an indirect wholly-owned subsidiary of New York Life, to perform certain of the services to be provided by NYLIAC pursuant to the terms of the Administration Agreement.


     Under the Administration Agreement for each Portfolio, NYLIAC administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connection therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers. In connection with its administration of the business affairs of the Portfolios, the Administrator bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Portfolios.

     Except for the expenses to be paid by the Advisers and the Administrator as described above, the Fund, on behalf of each Portfolio, is responsible for the payment of expenses related to each Portfolio's operations, including (i) the fees payable to the Advisers and the Administrator, (ii) the fees and expenses of Directors who are not affiliated with the Advisers or the Administrator,
(iii) certain fees and expenses of the Fund's Custodian, including the cost of pricing a Portfolio's shares, (iv) the charges and expenses of the Fund's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions, (vi) the fees of any trade association of which a Portfolio or the Fund is a member, (vii) the cost of share certificates representing shares of a Portfolio, (viii) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, and (xi) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of .20% of the average daily net assets of each Portfolio.

     The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500 exactly.

     CAPITAL STOCK

     All shares of common stock of the Fund, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Fund does not hold routine annual shareholder's meetings. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy (which is attached at the front of this Prospectus) more fully describes voting rights of an Owner.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

     Shares in each of the Portfolios of the Fund are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

     TAXES

     Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

     In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Accounts' proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

     The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

     CUSTODIAN


     For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return, Value, and Indexed Equity Portfolios, The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.


     PERFORMANCE AND YIELD INFORMATION

     From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

     REPORTS TO SHAREHOLDERS

     The Fund will send annual and semi-annual reports to Owners showing the financial conditions of the Portfolios and the investments held in each.

     OTHER INFORMATION


     The services provided to the Portfolio by the Adviser, the Sub-Advisers and the Portfolios' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Sub-Advisers and the Portfolios' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Portfolios have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Portfolios, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, the Sub-Advisers and the Portfolios' other service providers at this time but could have a material adverse impact on the operations of the Portfolios and the Adviser, the Sub-Advisers and the Portfolios' other service providers.


     Inquiries and requests for the Statement of Additional Information should be directed to the Fund at (800) 598-2019 or 51 Madison Avenue, New York, New York 10010.

                      (This page intentionally left blank)

                                   APPENDIX A
                RATINGS OF DEBT SECURITIES AND COMMERCIAL PAPER

--------------------------------------------------------------------------------
                                                                               -

     DEBT SECURITIES RATINGS

     Moody's Investors Services, Inc. describes the grades of corporate debt securities as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
     Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Corporation describes the grades of corporate debt security as follows:

AAA  Debt rated AAA has the highest rating assigned by Standard &
     Poor's Corporation. The capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB Standard & Poor's Corporation describes the BB and B rated issues together with B issues rated CCC, CC and C.
B Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a ("-") sign designation.
     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                   PROSPECTUS
                                      FOR

                         MAINSTAY VP SERIES FUND, INC.
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                            TELEPHONE (800) 598-2019


     MainStay VP Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is designed to meet a wide range of investment objectives. The Fund has eleven separate portfolios, three of which are available for investment by, among others, MFA Separate Account I and MFA Separate Account II and VLI Separate Account (the "Variable Accounts"). The portfolios which are available to the Variable Accounts are: Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (hereinafter, collectively the "Portfolios" or individually a "Portfolio").


     The Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     The Bond Portfolio seeks the highest income possible over the long term consistent with preservation of principal by investing primarily in marketable debt securities of an investment grade.

     The Growth Equity Portfolio seeks long-term growth of capital with income as a secondary consideration. It seeks to achieve this goal by investing principally in common stocks and securities convertible into or with rights to purchase common stocks of well established, well managed companies which appear to have better than average growth potential.

     There can be no assurance that the objectives will be realized. For a discussion of the investment risks associated with each Portfolio, see "Investment Objectives and Policies," at page 7 of this Prospectus.


     This Prospectus sets forth concisely the essential information that a prospective investor should know before investing in the Portfolios, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1998, which contains more information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at
(800) 598-2019 or by writing the Fund at 51 Madison Avenue, New York, New York 10010.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                         MAINSTAY VP SERIES FUND, INC.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE FUND AND THE VARIABLE ACCOUNTS..........................    3
     Financial Highlights...................................    4
     Performance and Yield Information......................    7
INVESTMENT OBJECTIVES AND POLICIES..........................    7
     Cash Management Portfolio..............................    8
     Bond Portfolio.........................................    9
     Growth Equity Portfolio................................   10
     Investment Practices Common to Two or More
       Portfolios...........................................   11
     Other Information......................................   17
THE FUND AND ITS MANAGEMENT.................................   17
     Investment Advisers....................................   17
     Portfolio Managers.....................................   18
     Administrator..........................................   18
     Capital Stock..........................................   19
PURCHASE AND REDEMPTION OF SHARES...........................   20
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   20
     Taxes..................................................   20
     Dividends and Distributions............................   21
GENERAL INFORMATION.........................................   21
     Custodian..............................................   21
     Reports to Shareholders................................   21
     Other Information......................................   21
APPENDIX A..................................................  A-1

                            ------------------------

     NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE FUND AND THE VARIABLE ACCOUNTS

     This Prospectus describes certain shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a diversified open-end management investment company, is a Maryland corporation organized on June 3, 1983.

     The Fund issues for investment by the Variable Accounts three separate classes of capital stock, each of which represents a separate portfolio of investments--Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

     The terms "shareholder" or "shareholders" in this Prospectus refer to the Variable Accounts, and the rights of the Variable Accounts as shareholders are different from the rights of an owner ("Owner") of multifunded retirement annuity policies and variable life insurance policies issued by NYLIAC (collectively, "Policies" and individually, "Policy") funded by shares of the Portfolios. The rights of an Owner are described in the Policy. The current prospectus for the Policy (which is attached at the front of this Prospectus) describes the rights of the Variable Accounts as shareholders and the rights of an Owner. The Variable Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners. The Fund has certain other Portfolios which are not available under the Policies.

     The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                              FINANCIAL HIGHLIGHTS


     The following per share data (for a share outstanding throughout each period) and selected ratios with respect to each portfolio of the Fund has been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements containing such information appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 1997, which appear in the Statement of Additional Information. Additional information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by writing or calling the Fund at the address and telephone number given on the front cover page of this prospectus.


                           CASH MANAGEMENT PORTFOLIO


                                                                                     JANUARY 29,
                                                                                       1993 (A)
                                                  YEAR ENDED DECEMBER 31               THROUGH
                                        ------------------------------------------   DECEMBER 31,
                                          1997       1996        1995       1994         1993
                                        --------   ---------   --------   --------   ------------
Net asset value at beginning of
  period..............................  $   1.00   $   1.00    $  1.00    $  1.00      $  1.00
                                        --------   --------    -------    -------      -------
Net investment income.................      0.05       0.05       0.05       0.04         0.02
                                        --------   --------    -------    -------      -------
Less dividends:
  From net investment income..........     (0.05)     (0.05)     (0.05)     (0.04)       (0.02)
                                        --------   --------    -------    -------      -------
Net asset value at end of period......  $   1.00   $   1.00    $  1.00    $  1.00      $  1.00
                                        ========   ========    =======    =======      =======
Total investment return (b)...........      5.25%      4.95%      5.59%      3.82%        2.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...............      5.13%      4.92%      5.44%      3.97%        2.65%+
  Net expenses........................      0.54%      0.62%      0.62%      0.62%        0.62%+
  Expenses (before reimbursement).....      0.54%      0.64%      0.94%      0.89%        1.10%+
Net assets at end of period (in
  000's)..............................  $140,782   $118,347    $87,839    $71,116      $26,733


------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +    Annualized.

                                                                             BOND PORTFOLIO
                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                              1997        1996        1995        1994        1993        1992        1991
                                            ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value at beginning of year        $12.83...   $  13.42    $  12.09    $  13.43    $  12.91    $  12.77    $  11.86
                                            --------    --------    --------    --------    --------    --------    --------
Net investment income                       0.88....        0.87        0.88        0.88        0.95        0.92        1.02
Net realized and unrealized gain (loss) on
  investments                               0.35....       (0.59)       1.33       (1.34)       0.53        0.13        0.91
                                            --------    --------    --------    --------    --------    --------    --------
Total from investment operations            1.23....        0.28        2.21       (0.46)       1.48        1.05        1.93
                                            --------    --------    --------    --------    --------    --------    --------
Less dividends:
  From net investment income                   (0.88)      (0.87)      (0.88)      (0.88)      (0.96)      (0.91)      (1.02)
                                            --------    --------    --------    --------    --------    --------    --------
Net asset value at end of year              $13.14...   $  12.83    $  13.42    $  12.09    $  13.43    $  12.91    $  12.77
                                            ========    ========    ========    ========    ========    ========    ========
Total investment return*                        9.65%       2.05%      18.31%       (3.39%)     11.40%      8.26%      16.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         6.42%       6.31%       6.55%       6.53%       6.79%       7.54%       8.22%
  Net expenses                                  0.50%       0.58%       0.62%       0.62%#      0.27%#      0.25%       0.25%
  Expenses (before reimbursement)               0.50%       0.58%       0.91%       0.67%#      0.27%#      0.25%       0.25%
Portfolio turnover rate                          187%        103%         81%         88%         41%         10%         57%
Net assets at end of year (in 000's)        $228,949..  $226,375    $235,030    $206,686    $228,683    $203,947    $164,124

                                                           BOND PORTFOLIO
                                                   FOR THE YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------
                                              1990        1989        1988        1987
                                            ---------   ---------   ---------   ---------
Net asset value at beginning of year        $  12.09    $  11.80    $  11.99    $  13.55
                                            --------    --------    --------    --------
Net investment income                           1.12        1.11        1.20        1.06
Net realized and unrealized gain (loss) on
  investments                                  (0.23)       0.30       (0.21)      (0.91)
                                            --------    --------    --------    --------
Total from investment operations                0.89        1.41        0.99        0.15
                                            --------    --------    --------    --------
Less dividends:
  From net investment income                   (1.12)      (1.12)      (1.18)      (1.71)
                                            --------    --------    --------    --------
Net asset value at end of year              $  11.86    $  12.09    $  11.80    $  11.99
                                            ========    ========    ========    ========
Total investment return*                        7.36%      11.95%       8.26%       1.07%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         8.88%       8.83%       8.66%       8.15%
  Net expenses                                  0.25%       0.25%       0.26%       0.25%
  Expenses (before reimbursement)               0.25%       0.25%       0.26%       0.25%
Portfolio turnover rate                           81%         20%        105%         53%
Net assets at end of year (in 000's)        $138,826    $134,542    $122,725    $130,901


------------

# At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 * The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

                                                                            GROWTH EQUITY PORTFOLIO
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------------
                                                 1997        1996        1995        1994        1993        1992        1991
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value at beginning of year           $18.63...   $  17.22    $  14.69    $  15.64    $  15.53    $  15.57    $  13.00
                                               --------    --------    --------    --------    --------    --------    --------
Net investment income                          0.16....        0.18        0.22        0.22        0.24        0.22        0.27
Net realized and unrealized gain (loss) on
  investments                                  4.74....        4.06        4.06       (0.03)       1.88        1.72        4.10
                                               --------    --------    --------    --------    --------    --------    --------
Total from investment operations               4.90....        4.24        4.28        0.19        2.12        1.94        4.37
                                               --------    --------    --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income                      (0.16)      (0.18)      (0.22)      (0.22)      (0.25)      (0.22)      (0.29)
  From net realized gain on investments           (3.06)      (2.65)      (1.53)      (0.92)      (1.76)      (1.76)      (1.51)
                                               --------    --------    --------    --------    --------    --------    --------
Total dividends and distributions                 (3.22)      (2.83)      (1.75)      (1.14)      (2.01)      (1.98)      (1.80)
                                               --------    --------    --------    --------    --------    --------    --------
Net asset value at end of year                 $20.31...   $  18.63    $  17.22    $  14.69    $  15.64    $  15.53    $  15.57
                                               ========    ========    ========    ========    ========    ========    ========
Total investment return*                          26.75%      24.50%      29.16%       1.20%      13.71%      12.42%      33.62%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                            0.80%       0.98%       1.29%       1.41%       1.42%       1.50%       1.78%
  Net expenses                                     0.50%       0.58%       0.62%       0.62%#      0.27%#      0.27%       0.29%
  Expenses (before reimbursement)                  0.50%       0.58%       0.91%       0.65%#      0.27%#      0.27%       0.29%
Portfolio turnover rate                             103%        104%        104%        108%        121%         82%        100%
Average commission rate paid                   $0.0599..   $ 0.0595         (a)          (a)         (a)         (a)         (a)
Net assets at end of year (in 000's)           $759,054..  $564,685    $427,507    $330,161    $319,196    $272,834    $204,147

                                                          GROWTH EQUITY PORTFOLIO
                                                      FOR THE YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------
                                                 1990        1989        1988        1987
                                               ---------   ---------   ---------   ---------
Net asset value at beginning of year           $  14.22    $  12.70    $  11.22    $  11.87
                                               --------    --------    --------    --------
Net investment income                              0.32        0.42        0.46        0.36
Net realized and unrealized gain (loss) on
  investments                                     (1.20)       2.82        1.43       (0.49)
                                               --------    --------    --------    --------
Total from investment operations                  (0.88)       3.24        1.89       (0.13)
                                               --------    --------    --------    --------
Less dividends and distributions:
  From net investment income                      (0.33)      (0.44)      (0.41)      (0.52)
  From net realized gain on investments           (0.01)      (1.28)         --          --
                                               --------    --------    --------    --------
Total dividends and distributions                 (0.34)      (1.72)      (0.41)      (0.52)
                                               --------    --------    --------    --------
Net asset value at end of year                 $  13.00    $  14.22    $  12.70    $  11.22
                                               ========    ========    ========    ========
Total investment return*                           (6.19%)     25.51%     16.85%      (1.13%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                            2.33%       2.80%       3.32%       2.71%
  Net expenses                                     0.29%       0.28%       0.30%       0.26%
  Expenses (before reimbursement)                  0.29%       0.28%       0.30%       0.26%
Portfolio turnover rate                             114%        108%        111%         71%
Average commission rate paid                         (a)         (a)         (a)         (a)
Net assets at end of year (in 000's)           $152,824    $171,116    $150,538    $156,198


------------

(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
  # At the Fund's shareholder meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
   * The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.

     PERFORMANCE AND YIELD INFORMATION

     From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance.

     The yield of the Cash Management Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of the Bond Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

     The total return of the Bond or Growth Equity Portfolios refers to return quotations assuming an investment has been held in the Portfolio for various periods of time including, but not limited to, one year and a period measured from the date the Portfolio commenced operations. When a Portfolio has been in operation for five and ten years, respectively, the total return for these periods will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

     The yield and total return calculations do not reflect the effect of the charges that may be applicable to a particular Policy or separate account. Such charges will reduce the net yield and total return of that Policy. Performance figures for a Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio has a different investment objective which is described below. The investment objectives of each Portfolio are deemed to be fundamental and may not be changed without the approval of a majority of the outstanding voting shares of that Portfolio. There is no assurance that any Portfolio will achieve its investment objective nor is there any assurance that the investment objective of each Portfolio will result in the preservation or growth of capital.

     Because each Portfolio has different investment objectives and policies, the investment returns of each Portfolio and the degree of financial and market risks to which each Portfolio is subject can be expected to differ. Financial risk refers to the ability of an issuer of a debt security to pay interest and repay principal, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, particularly for debt securities, to changes in the overall level of interest rates.

     Each Portfolio is also expected to have a different portfolio turnover rate, which may be higher during periods of significant market volatility. Market volatility describes the rate of increase or decrease in securities prices. Significant changes in the level of interest rates, shortages of raw materials and international monetary dislocations are examples of developments which can cause significant market volatility. Increased turnover usually results in higher brokerage costs, which must be borne directly by the Portfolios; however, such high turnover rate may not have any effect on the tax obligations of the Fund since the Fund intends to qualify as a "regulated investment company." (See "Taxes" at page 20 and the Statement of Additional Information).

     CASH MANAGEMENT PORTFOLIO

     The Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Portfolio will be able to achieve this objective. The Portfolio seeks to achieve its investment objective by investing in the following instruments:

          (a) short-term (maturing in 397 days or less) U.S. Government securities;

          (b) obligations of banks (including certificates of deposit and bankers' acceptances) that have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000; and obligations of other banks or savings and loan associations if such obligations are federally insured, provided that not more than 10% of the total assets of the Portfolio will be invested in such other insured obligations;

          (c) commercial paper (short-term unsecured promissory notes of corporations including variable rate master demand notes);

          (d) short-term (maturing in one year or less) corporate obligations;
     and

          (e) obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes.

     Debt securities may have fixed, variable or, to the extent permitted by law, floating rates of interest.

     To facilitate its investment objective, the Portfolio's portfolio securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The Rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity (as defined in the Rule) of 13 months and that the Portfolio maintain a dollar-weighted average portfolio maturity of not more than 90 days. Further, investments by the Portfolio must present minimal credit risk and, if rated, be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer, or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Fund's Board of Directors (the "Directors"). Securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. MacKay-Shields Financial Corporation ("MacKay-Shields"), the Portfolio's investment adviser, shall determine whether a security presents minimal credit risk under procedures adopted by the Directors.

     The Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any one time. Further, the Portfolio will not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer which were Second Tier Securities when acquired by the Portfolio. In addition, the Portfolio may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

     The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances.

     For a description of the ratings referred to above, see Appendix A to the Prospectus.

     BOND PORTFOLIO

     The Bond Portfolio seeks the highest income over the long term consistent with preservation of principal. The Portfolio will seek these objectives by investing at least 75% of its total assets in debt securities which have a rating within the four highest grades as determined by either Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), in obligations (whether or not rated) of the United States Government and its agencies and instrumentalities or temporarily in money market instruments (including repurchase agreements) and cash. These debt securities are "bonds" and may have fixed, variable or floating (including inverse floating) rates of interest.

     See Appendix A to the Prospectus for further details about the ratings given by S&P and Moody's.

     Up to 25% of the total assets of the Bond Portfolio may be invested in debt securities which are rated lower than the four highest grades described above, but which are rated at least B, or in convertible debt securities, and preferred and convertible preferred stocks. Securities rated by S&P or Moody's below the four highest grades are not considered "investment grade" and generally involve more investment risks than securities rated investment grade, including risks of price volatility, greater risk of issuer default on payments of interest or repayment of principal, and other characteristics that may be regarded as speculative. Securities rated lower than Baa by Moody's or lower than BBB by

S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. (See "Risks of Investing in High Yield Securities at page 15"). The Portfolio may also make loans of portfolio securities and may invest in foreign securities. These strategies may involve additional risks. (See "Lending of Portfolio Securities" at page 16 and "Foreign Securities" at page 12.) The Bond Portfolio will not invest directly in common stocks, but it may retain up to 10% of its total assets in common stocks acquired by conversion of fixed income securities or by exercising warrants purchased together with such securities.

     The mix of assets in the Bond Portfolio will vary with prevailing economic and market conditions. When these conditions or current cash needs so warrant, the Portfolio may temporarily maintain a portion of its assets in cash and money market instruments (including repurchase agreements).

     The Bond Portfolio, as a whole, is expected to be subject to moderate levels of market and financial risks.

     GROWTH EQUITY PORTFOLIO

     The Growth Equity Portfolio (formerly named the Common Stock Portfolio) seeks long term growth of capital, with income as a secondary consideration. In order to achieve this objective, the Growth Equity Portfolio will invest principally in common stocks and securities convertible into or with rights to purchase common stocks of well established, well managed companies which appear to have better than average growth potential. The Portfolio will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. Investment in common stocks is subject to the risk of changing economic conditions and the risks inherent in management's ability to anticipate such changes.

     In addition to common stocks, the Portfolio may invest up to 10% of its total assets in securities convertible into or with rights to purchase common stocks, such as warrants. The Portfolio may also make loans of portfolio securities and may invest in foreign securities. These strategies may involve additional risks. (See "Lending of Portfolio Securities" at page 16 and "Foreign Securities" at page 12.)

     Securities convertible into common stocks consist primarily of debt securities or preferred stocks which have warrants attached or which are exchangeable into a specified number of shares of common stock. A warrant is a security which gives the holder the right, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. The Growth Equity Portfolio will experience a gain to the extent the stock price at the time the warrant is exercised exceeds the sum of the exercise price and the Portfolio's cost of the warrant. However, to the extent the stock price at the time the warrant expires or is exercised is less than that sum, the Portfolio will suffer a loss, up to the full cost of the warrant. Other types of convertible securities, depending on their terms which vary widely, may involve similar risks of loss.

     The mix of assets in the Growth Equity Portfolio will vary with prevailing economic and market conditions. When these conditions or current cash needs so warrant, the Portfolio may temporarily maintain a portion of its assets in cash and money market instruments

(including repurchase agreements) or invest in preferred stocks, non-convertible bonds, notes, government securities or other fixed income securities.

     The Growth Equity Portfolio is expected to be subject to moderate levels of market and financial risks.

     INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS

     As described below, each Portfolio, except the Cash Management Portfolio, may lend portfolio securities if such loans are fully collateralized. Each Portfolio may engage in arbitrage. In addition, each Portfolio may buy securities on a "when-issued" basis, buy zero coupon bonds, invest in cash equivalents and enter into repurchase agreements. Each Portfolio may also invest in foreign securities.

     Portfolio changes are made without regard to the length of time a security has been held, subject to certain tax limitations, or whether a sale would result in a profit or loss. Higher levels of portfolio activity may result in higher transaction costs.

     CASH EQUIVALENTS

     Each of the Portfolios may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P, or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Directors to be of comparable high quality and liquidity.

     Each Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors, such as the Portfolios, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity.

     The ability of the Directors of the Fund to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the 1933 Act (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Directors, who will consider established factors in making such a determination.

     REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements to earn income, provided less than 10% of the net assets of a portfolio would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities which are not readily marketable. (See "Liquidity," at page 16). A repurchase agreement is an agreement whereby a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. The Fund's Custodian will maintain the custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Portfolios to enter into repurchase agreements with such sellers.

     REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Portfolio enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid high grade debt obligations equal in value to the repurchase price (which price will already include interest charges). If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. Reverse repurchase agreements will not extend for more than 30 days nor will such agreements involve more than 10% of the net assets of a Portfolio.

     FOREIGN SECURITIES

     Each Portfolio may purchase foreign securities. The Bond and Growth Equity Portfolios may purchase foreign securities up to a maximum of 10% of the Portfolio's total assets. Securities of foreign issuers, particularly nongovernmental issuers, involve risks which are not ordinarily associated with investing in securities of domestic issuers. These risks include changes in interest rates, in currency exchange rates, and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the movement of funds or other assets of a Portfolio between different countries, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries.

     FOREIGN CURRENCY TRANSACTIONS

     Each Portfolio, except the Cash Management Portfolio, may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against the adverse effect that changes in future foreign currency exchange rates may have on its investment portfolio or on its investment activities that are undertaken in foreign currencies.

     Each Portfolio, except the Cash Management Portfolio, may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each Portfolio, except the Cash Management Portfolio, may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar. The Portfolios may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Contracts to sell foreign currency could limit any potential gain which might be realized by a Portfolio if the value of the hedge currency increases.

     WHEN-ISSUED SECURITIES

     Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities may be more or less than the purchase price payable at settlement date. Each Portfolio will establish a segregated account in which it will maintain cash, U.S. Government securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     MORTGAGE PASS-THROUGH SECURITIES

     Each Portfolio may purchase mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid monthly, quarterly or semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Other mortgage-related and asset-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Each Portfolio may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

     ZERO COUPON BONDS

     The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities.

     FLOATERS AND INVERSE FLOATERS

     Each Portfolio, other than the Growth Equity Portfolio may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

     The Bond Portfolio may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolio's limitation on investments in such securities.

     RISKS OF INVESTING IN HIGH YIELD SECURITIES

     The Bond Portfolio may, as previously described under "Investment Objectives and Policies," invest in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, but it will not invest in debt securities rated lower than B by Moody's or S&P, or, if unrated, deemed to be of comparable creditworthiness by New York Life Insurance Company ("New York Life"), the Portfolio's investment adviser. Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Owners should consider the following risks associated with high yield bonds before investing in the Bond Portfolio.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail timely to change credit ratings to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if New York Life deems it in the best interest of the Portfolio's shareholders.

     LIQUIDITY

     In order to assure that each Portfolio of the Fund has sufficient liquidity, as a matter of operating policy the Cash Management Portfolio may not invest more than 10% of its net assets in securities for which market disposition is not readily available. The Bond and Growth Equity Portfolios are also limited to an investment of no more than 10% of their respective net assets in such securities. Market disposition may not be readily available for repurchase agreements maturing in more than seven days and for securities having restrictions on resale.

     LENDING OF PORTFOLIO SECURITIES

     Each Portfolio, except the Cash Management Portfolio, may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 20% of the value of the total assets of the Bond or Growth Equity Portfolio.

     The primary risk involved in lending securities is that the borrower will fail financially when the collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Portfolio will make loans of securities only to firms it deems creditworthy.

     Although the borrower is entitled to exercise voting rights with respect to securities on loan, a Portfolio may recall such securities so that the Directors of the Fund may exercise its fiduciary duties to vote on any material questions brought before the shareholders or creditors.

     ARBITRAGE

     Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Portfolios do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

     OTHER INFORMATION

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the policies and restrictions for each Portfolio are non-fundamental and may be changed without shareholder approval.

                          THE FUND AND ITS MANAGEMENT

     The Fund is a mutual fund, technically known as an open-end, diversified management investment company. The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's investment adviser.

     INVESTMENT ADVISERS


     MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019, is the investment adviser to the Cash Management Portfolio. MacKay-Shields is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. MacKay-Shields was incorporated in 1960 as an independent investment advisory firm and was privately held until 1984 when it became an autonomously managed subsidiary of New York Life. As of December 31, 1997, MacKay-Shields managed over $28.8 billion in assets, primarily for institutional clients.



     New York Life, 51 Madison Avenue, New York, NY 10010 is the investment adviser to the Bond and Growth Equity Portfolios. New York Life manages other assets, including assets held in its own general account and various separate accounts (amounting to $95.8 billion as of December 31, 1997) and in the general account and various separate accounts of NYLIAC (amounting to $20.0 billion as of December 31, 1997).


     Pursuant to the Investment Advisory Agreements for each Portfolio, MacKay-Shields or New York Life (each an "Adviser" and collectively the "Advisers"), each subject to the supervision of the Directors and in conformity with the stated policies of each Portfolio, continuously manages the portfolio of each Portfolio that it advises, including the purchase, retention and disposition of securities and other supervision of its assets, and maintains certain records relating thereto.

     The Fund, on behalf of each Portfolio, pays MacKay-Shields or New York Life a monthly fee for the investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                                           ANNUAL RATE
                                                           -----------
Cash Management Portfolio................................     .25%
Bond Portfolio...........................................     .25%
Growth Equity Portfolio..................................     .25%

     PORTFOLIO MANAGERS

     The following persons will act as portfolio managers for the designated portfolios:

     Albert R. Corapi, Jr. (Bond Portfolio)

     Mr. Corapi joined New York Life in 1985. He is an Investment Vice President and Portfolio Manager. He has been responsible for managing the Bond Portfolio since 1990. Prior to that he served on the bond trading desk. Before joining New York Life, Mr. Corapi was a U.S. Government securities sales representative with Harris Trust and Savings Bank.

     Cecilia M. Holtzberg (Bond Portfolio)

     Ms. Holtzberg is a Vice President in the Investment Department of New York Life. She joined New York Life in 1986 as a Senior Investment Analyst in the portfolio management unit and currently heads the Fixed Income Portfolio Management, Public Bond Trading and Quantitative Analysis Groups. Prior to joining New York Life, Ms. Holtzberg worked as a portfolio manager for Helmsley Spear, Inc.

     James Agostisi (Growth Equity Portfolio)

     Mr. Agostisi is an Investment Vice President of New York Life. He joined New York Life in 1984 and subsequently served as its head money market trader. From 1989 to 1994 he worked as a research analyst in both equities and high yield securities.

     Patricia S. Rossi (Growth Equity Portfolio)

     Ms. Rossi joined New York Life as an Investment Vice President in 1995 with eighteen years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards.

     ADMINISTRATOR


     New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Administrator"), 51 Madison Avenue, New York, NY 10010, a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of New York Life, is the Administrator for the Portfolios. NYLIAC has retained MainStay Management Inc., an indirect wholly-owned subsidiary of New York Life, to perform certain of the services to be provided by NYLIAC pursuant to the terms of the Administration Agreement.


     Under the Administration Agreement for each Portfolio, NYLIAC administers the Portfolios' business affairs, subject to the supervision of the Directors and, in connection therewith, furnishes the Portfolios with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by the Portfolios, excluding those maintained by the Portfolios' Custodian, except those as to which the Administrator has supervisory functions, and other than those being maintained by the Advisers. In connection with its administration of the business affairs of the Portfolios, the Administrator bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

          (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Portfolios.

     Except for the expenses to be paid by the Advisers and the Administrator as described above, the Fund, on behalf of each Portfolio, is responsible for the payment of expenses related to each Portfolio's operations, including (i) the fees payable to the Advisers and the Administrator, (ii) the fees and expenses of Directors who are not affiliated with the Advisers or the Administrator,
(iii) certain fees and expenses of the Fund's Custodian, including the cost of pricing a Portfolio's shares, (iv) the charges and expenses of the Fund's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions, (vi) the fees of any trade association of which a Portfolio or the Fund is a member, (vii) the cost of share certificates representing shares of a Portfolio, (viii) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business, and (xi) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund, on behalf of each Portfolio, pays the Administrator a monthly fee for the services performed and the facilities furnished by the Administrator at an annual rate of .20% of the average daily net assets of each Portfolio.

     CAPITAL STOCK

     All shares of common stock of the Fund, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Portfolio-by-Portfolio basis. The Fund does not hold routine annual shareholder's meetings. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio. NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners. The current prospectus for the Policy (which is attached at the front of this Prospectus) more fully describes voting rights of an Owner.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in each of the Portfolios of the Fund are offered to and are redeemed by the Variable Accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

     The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     TAXES

     Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed. Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet specified distribution requirements. Each Portfolio intends to comply with such distribution requirements and therefore does not expect to incur the four percent nondeductible excise tax.

     In order for the Variable Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value on each Variable Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Fund will be the Variable Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

     The Cash Management Portfolio (which seeks to maintain a constant net asset value at $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. The Bond and Growth Equity Portfolios will declare and distribute a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

     CUSTODIAN

     For the Cash Management Portfolio, the Bank of New York, 110 Washington Street, New York, New York 10286 is the custodian of the Fund's assets. For the Bond and Growth Equity Portfolios, The Chase Manhattan Bank, N.A. (formerly Chemical Bank), 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Fund's assets.

     REPORTS TO SHAREHOLDERS

     The Fund will send annual and semi-annual reports to Owners showing the financial conditions of the Portfolios and the investments held in each.

     OTHER INFORMATION

     Inquiries and requests for the Statement of Additional Information should be directed to the Fund at (800) 598-2019 or 51 Madison Avenue, New York, New York 10010.

                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES
                              AND COMMERCIAL PAPER

DEBT SECURITIES RATINGS

     Moody's Investors Services, Inc. describes the grades of corporate debt securities as follows:

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
BAA Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
     Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Corporation describes the grades of corporate debt security as follows:

AAA  Debt rated AAA has the highest rating assigned by Standard &
     Poor's Corporation. The capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the
     adverse effects of changes in circumstances and economic
     conditions than debt in higher rated categories.
BBB  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally
     exhibits adequate protection parameters, adverse economic
     conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB   Standard & Poor's Corporation describes the BB and B rated
B    issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly
     speculative with respect to capacity to pay interest and
     repay principal in accordance with the terms of the
     obligation. BB indicates the lowest degree of speculation
     and CC the highest degree of speculation. While such debt
     will likely have some quality and protective characteristics these are outweighed by large uncertainties or major risk
     exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 indicate the relative degree of safety.
     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a (-) sign designation.
     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Services, Inc. employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                          MAINSTAY VP SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998

                            ------------------------

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Fund's current Prospectus. Accordingly, this Statement of Additional Information should be read in conjunction with the Fund's current Prospectus, dated May 1, 1998 which may be obtained by calling the Fund at (800) 598-2019, or writing the Fund at 51 Madison Avenue, New York, NY 10010. Terms used in the Fund's current Prospectus are incorporated in this Statement.

                            ------------------------
                                TABLE OF CONTENTS


                                                                              PAGE
MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES...........................     4
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP
            CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE,
            GOVERNMENT, TOTAL RETURN, VALUE AND INDEXED EQUITY
            PORTFOLIOS......................................................     4
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY
            VP HIGH YIELD CORPORATE BOND PORTFOLIO..........................     6
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY
            VP INTERNATIONAL EQUITY PORTFOLIO...............................     7
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY
            VP BOND ("BOND") AND MAINSTAY VP GROWTH EQUITY
            ("GROWTH EQUITY") PORTFOLIOS....................................     8
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE  MAINSTAY VP DREYFUS
            LARGE COMPANY VALUE PORTFOLIO ("DREYFUS LARGE COMPANY VALUE")...    10
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP AMERICAN
            CENTURY INCOME & GROWTH PORTFOLIO ("AMERICAN CENTURY INCOME &
            GROWTH")........................................................    11
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP LORD
            ABBETT DEVELOPING GROWTH PORTFOLIO ("LORD ABBETT DEVELOPING
            GROWTH")........................................................    12
      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP EAGLE


            ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO ("EAGLE ASSET
            MANAGEMENT GROWTH EQUITY")......................................    13
      ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
            APPLICABLE TO CERTAIN PORTFOLIOS................................    14
      OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND
            PORTFOLIO.......................................................    19
      OTHER INVESTMENT POLICIES OF THE BOND AND GROWTH EQUITY PORTFOLIO.....    20
      OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO.................    21
      OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT
            PORTFOLIO.......................................................    22
      OTHER INVESTMENT POLICIES OF THE DREYFUS LARGE COMPANY
            VALUE PORTFOLIO.................................................    25
      OTHER INVESTMENT POLICIES OF THE EAGLE ASSET MANAGEMENT
            GROWTH EQUITY PORTFOLIO.........................................    27
      CERTAIN INVESTMENT PRACTICES COMMON TO TWO OR MORE
            PORTFOLIOS......................................................    29
      ARBITRAGE.............................................................    29
      FLOATERS AND INVERSE FLOATERS.........................................    29
      HIGH YIELD SECURITIES.................................................    29
      ZERO COUPON BONDS.....................................................    31
      SHORT SALES AGAINST THE BOX...........................................    31
      REPURCHASE AGREEMENTS.................................................    32
      REVERSE REPURCHASE AGREEMENTS.........................................    33
      LENDING OF PORTFOLIO SECURITIES.......................................    33
      BORROWING.............................................................    34
      FOREIGN SECURITIES....................................................    34
      FOREIGN CURRENCY TRANSACTIONS.........................................    35
      BRADY BONDS...........................................................    37
      WHEN-ISSUED SECURITIES................................................    39
      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES....................    39
      OPTIONS ON SECURITIES.................................................    45
      FUTURES TRANSACTIONS..................................................    52
      SECURITIES INDEX OPTIONS..............................................    61
      ADDITIONAL INVESTMENT POLICIES APPLICABLE TO THE
            INTERNATIONAL EQUITY PORTFOLIO..................................    61
      SWAP AGREEMENTS.......................................................    62
      STATE INSURANCE LAW REQUIREMENTS......................................    63
      PORTFOLIO TURNOVER....................................................    64

MANAGEMENT OF THE FUND......................................................    64

COMPENSATION TABLE..........................................................    67
      INVESTMENT ADVISERS...................................................    67
      ADMINISTRATION AGREEMENTS.............................................    69


      PORTFOLIO BROKERAGE...................................................    69
DETERMINATION OF NET ASSET VALUE............................................    69
      HOW PORTFOLIO SECURITIES WILL BE VALUED...............................    69

INVESTMENT PERFORMANCE CALCULATIONS.........................................    70
      CASH MANAGEMENT PORTFOLIO YIELD.......................................    70
      CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND
            AND BOND PORTFOLIOS YIELD.......................................    71
      TOTAL RETURN CALCULATIONS.............................................    72

PURCHASE AND REDEMPTION OF SHARES...........................................    73

TAXES ......................................................................    74

GENERAL INFORMATION.........................................................    74

LEGAL COUNSEL...............................................................    77

FINANCIAL STATEMENTS........................................................    77

                MAINSTAY VP SERIES FUND, INC. INVESTMENT POLICIES

      Each Portfolio has a separate investment objective or objectives which it pursues through separate investment policies as described in the Prospectus and below. The following discussion elaborates on the presentation of the Portfolios' investment policies contained in the Prospectus.

      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, TOTAL RETURN, VALUE AND INDEXED EQUITY PORTFOLIOS

      The investment objectives and investment restrictions set forth below apply to the MainStay VP Capital Appreciation ("Capital Appreciation"), MainStay VP Cash Management ("Cash Management"), MainStay VP Convertible ("Convertible"), MainStay VP Government ("Government"), MainStay VP Total Return ("Total Return"), MainStay VP Value ("Value") and MainStay VP Indexed Equity ("Indexed Equity") Portfolios and are fundamental policies of each of these Portfolios; i.e., they may not be changed with respect to a Portfolio without a majority vote of the outstanding shares of that Portfolio.

      None of the above-designated Portfolios will:

      (1) invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, except in U.S. Government securities;

      (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio, except that this restriction does not apply to U.S. Government securities;

      (3) borrow money (except from banks on a temporary basis for extraordinary or emergency purposes), issue senior securities (except as appropriate to evidence indebtedness that a Portfolio is permitted to incur) and/or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of a Portfolio's assets), and (iii) to secure permitted borrowings, pledge securities having a market value at the time of pledge not exceeding 15% of the cost of a Portfolio's total assets;

      (4) act as underwriter of the securities issued by others, except to the extent that purchases of securities, in accordance with a Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof, may be deemed to be underwriting;

      (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities and except that more than 25% of the market value of the total assets of the Cash Management Portfolio will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. For the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents;

      (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (other than securities of companies that invest in or sponsor those programs and except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), each Portfolio reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be investments in a prohibited commodity or commodity contract for the purpose of this restriction; or

      (7) lend any funds or other assets, except that a Portfolio may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Fund's Board of Directors; or

      (8) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

      "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value.

      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

      The investment restrictions set forth below apply to the MainStay VP High Yield Corporate Bond ("High Yield Corporate Bond") Portfolio and are fundamental policies of this Portfolio; i.e., they may not be changed with respect to the Portfolio without a majority vote of the outstanding shares of the Portfolio.

      The High Yield Corporate Bond Portfolio will not:

      (1) invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. Government securities;

      (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

      (3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Portfolio's assets, or pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of the Portfolio's total assets, and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

      (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

      (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. Government securities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that up to 40% of the Portfolio's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but it will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);

      (6) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund;

      (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes or related options thereon), the Fund reserving the freedom of action to hold and to sell real estate acquired for any Portfolio as a result of the ownership of securities. Forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

      (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Portfolio's investment objectives and policies may be deemed to be loans.

      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

      The investment restrictions set forth below apply to the MainStay VP International Equity ("International Equity") Portfolio and are fundamental investment policies; i.e., they may not be changed with respect to this Portfolio without a majority vote of the outstanding shares of that Portfolio. The International Equity Portfolio may not:

      (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

      (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, it agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

      (4) purchase or sell real estate, including real estate limited partnership interests (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (5) purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) this Portfolio may enter into futures contracts and options on futures contracts and may enter into forward foreign currency contracts and foreign currency options; and (ii) may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts;

      (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and

(ii) enter into transactions in options, forward currency contracts, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of secured put and covered call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts and related options contracts will not be deemed to be pledges of the Portfolio's assets);

      (7) lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Company's Directors;

      (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws; or

      (9) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and except for shares of existing or additional series of the Fund.

      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE MAINSTAY VP BOND ("BOND") AND MAINSTAY VP GROWTH EQUITY ("GROWTH EQUITY") PORTFOLIOS

      In addition to the fundamental investment policies set forth above, neither Portfolio will:

      (1) purchase securities on margin or otherwise borrow money or issue senior securities, except that any Portfolio may (a) borrow up to 5% of the value of its total assets from banks for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests which might otherwise require the sale of securities at a time when that is not in the Portfolio's best interest), or (b) obtain such short-term credits as it needs for the clearance of securities transactions. A Portfolio will not purchase investment securities while borrowings are outstanding and, in addition, the interest which must be paid on any borrowed money will reduce the amount available for investment. Reverse repurchase agreements are not considered "borrowings" for purposes of this restriction, and, to the extent permitted by applicable law, the Portfolios may enter into such agreements;

      (2) lend money, except that a Portfolio may purchase privately placed bonds, notes, debentures or other obligations customarily purchased by institutional or individual investors (which obligations may or may not be convertible into stock or accompanied by warrants or rights to acquire stock), provided that such loans will not exceed 10% of the net asset value of each Portfolio. Repurchase agreements and publicly traded debt obligations are not considered

"loans" for purposes of this restriction, and a Portfolio may enter into such purchases in accordance with its investment objectives and policies and any applicable restrictions. A Portfolio may also make loans of its securities of up to 20% of the value of the Portfolio's total assets;

      (3) underwrite the securities of other issuers, except where, in selling portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act") when selling securities acquired pursuant to paragraph 2 above;

      (4) purchase securities in order to exercise control over the management of any company, or to cause more than 25% of a Portfolio's total assets to consist of (a) securities other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) which, together with other securities of the same issuer owned by the Portfolio, constitute more than 5% of the value of the Portfolio's total assets or (b) voting securities of issuers more than 10% of whose voting securities are owned by the Fund;

      (5) make an investment if this would cause more than 25% of the value of the Portfolio's total assets to be invested in securities issued by companies principally engaged in any one industry except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Neither utilities nor energy companies are considered to be a single industry for purposes of this restriction. Instead, they will be divided according to their services. For example, gas, electric and telephone utilities will each be considered a separate industry;

      (6) write or purchase any put options or engage in any combination of put and call options;

      (7) make short sales of securities;

      (8) invest in commodities or commodity contracts;

      (9) buy or sell real estate or mortgages, except that the Portfolios may invest in shares of real estate investment trusts and of other issuers that engage in real estate operations, and in public sold mortgage backed certificates in accordance with their investment objectives and policies; or

      (10) issue senior securities, except as appropriate to evidence indebtedness that a Portfolio is permitted to incur and except for shares of existing or additional series of the Fund. Except for those investment policies of a Portfolio specifically identified as fundamental in this Statement of Additional Information, all other investment policies and practices described in the Prospectus and this Statement of Additional Information may be changed by the Directors without the approval of shareholders.

      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE DREYFUS LARGE COMPANY VALUE PORTFOLIO

      The investment restrictions set forth below apply to the Dreyfus Large Company Value Portfolio and are fundamental policies of this Portfolio, i.e., they may not be changed without a majority vote of the outstanding shares of the Portfolio.


      The Dreyfus Large Company Value Portfolio will not:

      (1) invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

      (2) invest in a security if, with respect to 75% of its net assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its net assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

      (4) invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

      (5) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts;

      (6) borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets), except that the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing, and except this restriction does not prohibit borrowing for purposes of leveraging up to the limits permitted under the 1940 Act;

      (7) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board;

      (8) act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the 1933 Act, by virtue of disposing of portfolio securities;

      (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent (i) that purchases and sales of options, forward contracts, futures contracts, puts and calls may be deemed to give rise to a senior security; (ii) except as appropriate to evidence indebtedness that the Portfolio is permitted to incur and (iii) except for shares of existing or additional series of the Fund; or

      (10) purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.


      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

      The investment restrictions set forth below apply to the American Century Income & Growth Portfolio, and are fundamental policies of this Portfolio; i.e., they may not be changed with respect to the Portfolio without a majority of the outstanding shares of the Portfolio.

      The American Century Income & Growth Portfolio will not:

      (1) lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except (a) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities;

      (2) invest for purposes of exercising control over management;

      (3) issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act");

      (4) act as an underwriter of securities by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of portfolio securities;

      (5) borrow any money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings);

      (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the fund from purchasing or selling options, futures contracts, options on futures, or forward contracts or from investing in securities or other instruments backed by physical commodities;

      (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments provided that this policy shall not prevent the Portfolio from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business; or

      (8) concentrate its investments in securities of issues in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).


      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE LORD ABBETT DEVELOPING GROWTH PORTFOLIO


      The investment restrictions set forth below apply to the Lord Abbett Developing Growth Portfolio, and are fundamental policies of this Portfolio; i.e., they may not be changed with respect to the Portfolio without a majority of the outstanding shares of the Portfolio.


      The Lord Abbett Developing Growth Portfolio will not:

      (1) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the 1940 Act in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and, (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law;

      (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

      (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial papers, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      (7) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

      (8) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

      (9) issue senior securities to the extent such issuance would violate applicable law.



      FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO


      The investment restrictions set forth below apply to the Eagle Asset Management Growth Equity Portfolio; i.e., they may not be changed with respect to the Portfolio without a majority of the outstanding shares of the Portfolio.

      The Eagle Asset Management Growth Equity Portfolio will not:

      (1) invest with respect to 75% of each Fund's total assets, more than 5% of that Fund's assets in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

      (2) purchase securities if, as a result of such purchase, more than 25% of the value of each Fund's total assets would be invested in the securities of any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

      (3) borrow money except as a temporary measure for extraordinary or emergency purposes, and except that the Portfolio may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities.

      (4) issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Portfolio;

      (5) underwrite the securities of other issuers, except that the Portfolio may underwrite to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under federal securities laws; or

      (6) invest in commodities, commodity contracts or real estate (including real estate limited partnerships), except that the Portfolio may purchase securities issued by companies that invest in or sponsor such interests, and may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

      ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO CERTAIN PORTFOLIOS

      In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies for the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, Total Return, Value and Indexed Equity Portfolios which, unlike those described above, may be changed without shareholder approval.

      None of the designated Portfolios will:

      (1) enter into repurchase agreements or purchase any "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act) if, as a result thereof, more than 15% of the net assets of a Portfolio (10% with respect to the Cash Management, High Yield Corporate Bond and Value Portfolios) taken at market value would be, in the aggregate, invested in repurchase agreements maturing in more than seven days and illiquid securities or securities which are not readily marketable, (including over-the-counter options considered by the Board of Directors of the Fund not to be readily marketable); or

      (2) invest assets in securities of other open-end investment companies (except in connection with a merger, consolidation, reorganization or acquisition of assets), but, to the extent permitted by the 1940 Act, a Portfolio may invest in shares of money market funds if double advisory fees are not assessed, may invest up to 5% of its assets in closed-end investment companies (which would cause a Portfolio to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation).

      (3) purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S.

Government or its agencies or instrumentalities if such purchase would cause the investments of such Portfolio in all such issuers to exceed 5% of the value of the total assets of that Portfolio;

      (4) purchase from or sell portfolio securities of such Portfolio to any of the officers or Directors of the Fund, its investment advisers, Sub-Advisers, its principal underwriter or the officers, or directors of its investment advisers, Sub-Advisers, or principal underwriter;

      (5) purchase warrants of any issuer, except on a limited basis when, as a result of such purchases by a Portfolio, no more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of a Portfolio may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by a Portfolio in units with or attached to debt securities;

      (6) invest in other companies for the purpose of exercising control or management;

      (7) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Fund or a member, officer, director or trustee of the investment advisers of the Fund if one or more of such individuals owns beneficially more than one-half of one percent ( 1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent ( 1/2 of 1%) of such securities together own beneficially more than 5% of such securities or both;

      (8) purchase securities on margin or make short sales, (except short sales against the box) except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts; or

      (9) purchase or sell any put or call options or any combination thereof, except that a Portfolio may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into provided, however, that the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options if, as a result, more than 25% of a Portfolio's net assets (taken at current value) would be subject to put options written by such Portfolio, and the Government Portfolio may not write any covered put options on U.S. Government securities if as a result more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio.

      In addition, the International Equity Portfolio may not:

      (1) purchase or retain securities of any issuer if, to the knowledge of this Portfolio, any of the Directors or officers of the Fund, or any of the directors or officers of the Portfolio's investment adviser, individually own more than 1/2 of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

      (2) invest more than 5% of the value of its total assets in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years;

      (3) (i) purchase securities that may not be sold without first being registered under the 1933 Act, other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Fund's Board of Directors, (ii) enter into repurchase agreements having a duration of more than seven days,
(iii) purchase loan participation interests that are not subject to puts, (iv) purchase instruments lacking readily available market quotations ("illiquid instruments"), or (v) purchase or sell over-the-counter options, if as a result of the purchase or sale, the Portfolio's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Portfolio and the assets used as cover for over-the-counter options written by the Portfolio exceed 15% of the Portfolio's net assets;

      (4) purchase securities of an investment company, except (i) in connection with a merger, consolidation, reorganization or acquisition of assets, or (ii) to the extent permitted by the 1940 Act, and then only securities of money market funds (where the Portfolio's investment adviser undertakes to forego the fees they would otherwise receive on the assets so invested and where there is no commission or profit to a sponsor or dealer other than the customary broker's commission that may result from such purchase) or securities of a closed-end investment company (where there is no commission or profit to a sponsor or dealer other than the customary broker's commission that may result from such purchase); provided, however, that foreign banks or their agencies or subsidiaries and foreign insurance companies are not considered investment companies for the purposes of this limitation as permitted by the 1940 Act;

      (5) invest in other companies for the purpose of exercising control;

      (6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

      (7) purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

      (8) purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included within that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges (warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions); or

      (9) acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Portfolio, more than 5% of the value of the Portfolio's total assets would be invested in shares of such investment company or more than 10% of the value of the Portfolio's assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

      The following non-fundamental investment restrictions apply to the Dreyfus Large Company Value Portfolio. The Dreyfus Large Company Value Portfolio may not:

      (1) purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets;

      (2) invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views;

      (3) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

      (4) purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and this Statement of Additional Information;

      (5) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested; or

      (6) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      The following non-fundamental investment restrictions apply with respect to the Lord Abbett Developing Growth Portfolio. The Lord Abbett Developing Growth Portfolio may not:

      (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

      (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the 1933 Act, deemed to be liquid by the Board of Directors;

      (4) invest in securities of other investment companies as defined in the 1940 Act, except as permitted by applicable law;

      (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Portfolio's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

      (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Portfolio's officers or directors or by one or more partners of the Portfolio's underwriter, Investment Adviser or Sub-Adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer;

      (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

      (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; or

      (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's Prospectus and this Statement of Additional Information, as they may be amended from time to time.

      The Eagle Growth Equity Portfolio has adopted the following non-fundamental investment restrictions. The Portfolio may not:

      (1) invest more than 10% of the value of its net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days;

      (2) sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities, and may make short sales "against the box" and make margin deposits in connection with its use of options, futures contracts, forward currency contracts and other financial instruments; or

      (3) invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan or merger, consolidation, reorganization or acquisition.

      OTHER INVESTMENT POLICIES OF THE HIGH YIELD CORPORATE BOND PORTFOLIO

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

      Under normal market conditions, not more than 25% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights.

      When and if available, debt securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of MacKay-Shields, such securities have the potential for future income (or capital appreciation, if any).

      Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of the debt securities that the Portfolio purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolio but will be reflected in the net asset value of the Portfolio's shares.

      OTHER INVESTMENT POLICIES OF THE BOND AND GROWTH EQUITY PORTFOLIOS

      In addition to the fundamental investment policies described above, the Fund has also adopted the following investment policies, which unlike those described above, may be changed without shareholder approval.

      Neither of the Portfolios will:

      (1) write or purchase any call options;

      (2) purchase the securities of other investment companies, unless it acquires them as part of a merger, consolidation, acquisition of assets or reorganization;

      (3) pledge or mortgage assets, except that a Portfolio may pledge up to 10% of the total value of its assets to secure permissible borrowings;

      (4) purchase interests in oil, gas or other mineral exploration or development programs, but the Portfolios may purchase securities of issuers who deal or invest in such programs; or

      (5) purchase securities of foreign issuers if the purchase would cause more than 10% of the value of the Portfolio's total assets to be invested in such securities.

      The following is more detailed information regarding subjects addressed in the Fund's current Prospectus.

      OTHER INVESTMENT POLICIES OF THE GOVERNMENT PORTFOLIO

      Mortgage-Backed Securities. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments may be used for the purchase of additional GNMA certificates or other securities permitted by the Portfolios' investment policies and restrictions.

      In addition to GNMA certificates, the Portfolio may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

      If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

      Privately Issued Mortgage-Related Securities. The Portfolio may also invest in mortgage-related securities ("CMOs") which are issued by private entities such as investment banking firms and companies related to the construction industry. The mortgage-related securities in which the Portfolio may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;
(ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government. The Portfolio will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Portfolio's net assets would be invested in any one CMO, more than 10% of the Portfolio's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Portfolio would hold more than 3% of any outstanding issue of CMOs.

      The Portfolio may also invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "real estate mortgage investment conduit" ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). CMOs and REMICs may offer a higher yield than U.S. Government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time.

      OTHER INVESTMENT POLICIES OF THE CASH MANAGEMENT PORTFOLIO

      The Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the Portfolio.

      All of the assets of the Portfolio will generally be invested in obligations which mature in 397 days or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the SEC, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay-Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality

(1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Corporation ("S&P")) by: (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, if issued by an issuer that received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay-Shields; (4)
(i) with respect to a security that is subject to any features that entitles the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

      The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer, and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Portfolio, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Portfolio shall not have invested more than five percent of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Portfolio may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay-Shields, under procedures approved by the Board of Directors shall promptly reassess whether such security presents minimal credit risk shall recommend to the Valuation Committee of the Board of Directors ("the Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of the Mackay-Shields and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board of Directors the action it has taken and the reasons for such action.


      Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

      The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. Government security, or a floating or variable rate security with certain demand or interest rate reset features.

      OTHER INVESTMENT POLICIES OF THE DREYFUS LARGE COMPANY VALUE PORTFOLIO

      The Portfolio may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States bank and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.

      A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are soled in units with, or attached to, other securities. Included in such amount, but not limited to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

      The Portfolio may invest in securities issued by closed-end investment companies. The Portfolio's investment in such securities, subject to certain exceptions, currently is limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

      The Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      The Portfolio may purchase certificates of deposit, time deposits, bankers acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

      The Portfolio may invest in commercial paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moodys"), A- 1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch Investors Service, L.P. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa3 by Moody's or AA by S&P, Fitch or Duff, or (c) if unrated, determined by the Sub-adviser to be a of comparable quality to those rated obligations which may be purchased by the Portfolio.

      The Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the

Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

      OTHER INVESTMENT POLICIES OF THE EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

      The Portfolio may invest in sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities, including confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying security. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs are considered to be foreign securities by the Portfolio for purposes of certain investment limitation calculations.

      The Portfolio also may invest in sponsored or unsponsored European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers ("Depository Receipts"). EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts. Depository Receipts also involve the risks of other investments in foreign securities, as discussed below.

      The Portfolio may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      The Portfolio may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

      The Portfolio may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's Investors Services, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's Ratings Services (S&P). Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

      The Portfolio may not purchase or otherwise acquire any illiquid security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Over-the-counter ("OTC") options and their underlying collateral are currently considered to be illiquid investments. The Portfolio may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options that it writes. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Portfolio may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      The Portfolio may invest in Standard and Poor's Depository Receipts ("SPDRs") and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Price Index.

      The Portfolio may purchase rights and warrants, which are instruments that permit the Portfolio to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The Portfolio currently does not intend to invest more than 5% of its net assets in warrants.

      CERTAIN INVESTMENT PRACTICES COMMON TO TWO OR MORE PORTFOLIOS

      Except as otherwise noted below, the following description of investment practices is applicable to all of the Portfolios.

      ARBITRAGE

      Each Portfolio may sell in one market a security which it owns and simultaneously purchase the same security in another market or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Portfolios do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Code.

      FLOATERS AND INVERSE FLOATERS

      Each Portfolio, other than the Capital Appreciation, Value, Growth Equity, American Century Income and Growth, and Indexed Equity Portfolios, may, to the extent permitted by law, invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

      Each Portfolio, other than the Capital Appreciation, Cash Management, Government, Value, Growth Equity, American Century Income and Growth, and Indexed Equity Portfolios may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged if, as interest rates change, interest payments on the floater change by a greater proportion. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Duration is the sensitivity of the price of a security to changes in interest rates. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Portfolios' limitation on investments in such securities.

      HIGH YIELD SECURITIES

      Securities rated lower than Baa by Moody's or lower than BBB by S&P or, if not rated, of equivalent quality, are sometimes referred to as "high yield" (or "junk") bonds. In addition, securities rated Baa are considered by Moody's to have some speculative characteristics. Owners should consider the following risks associated with high yield bonds before investing in the Convertible, High Yield Corporate Bond, Total Return and Bond Portfolios.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

      Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

      The use of credit ratings as the sole method for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail timely to change credit ratings to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if MacKay-Shields or New York Life deems it in the best interest of the Portfolio's shareholders.

      ZERO COUPON BONDS

      The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

      SHORT SALES AGAINST THE BOX

      A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the right to obtain securities equivalent in kind and amount. The Capital Appreciation, Convertible, Developing Growth, Eagle Growth Equity, Government, High-Yield Corporate Bond, International Equity, Dreyfus Large Company Value, Total Return, Value, and Indexed Equity Portfolios may only enter into short sales against the box for, among other reasons, to hedge against a market decline in the value of the security owned or to defer recognition of a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales "against the box" will be limited to no more than 5% of the Portfolio's net assets (25% with respect to the Convertible and the Dreyfus Large Company Value Portfolios).

      If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. The Portfolios will only enter into short sales against the box with brokers they believe are creditworthy.

      REPURCHASE AGREEMENTS

      The Portfolios may enter into repurchase agreements, including foreign repurchase agreements, with any member bank of the Federal Reserve System or a member firm of the National Association of Securities Dealers, Inc. As a matter of operating policy, the Lord Abbett Developing Growth Portfolio will not invest more than 10% of the value of its assets in repurchase agreements maturing in more than seven days. A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., a Portfolio) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a Portfolio's Custodian. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a Portfolio may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, Portfolio assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the Portfolio's records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

      REVERSE REPURCHASE AGREEMENTS

      Each Portfolio may enter into reverse repurchase agreements, including foreign reverse repurchase agreements. These agreements involve the sale of debt securities (obligations) held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When a Portfolio enters into such an agreement, it will establish a segregated account with the Fund's Custodian in which it will maintain cash or cash equivalents or other liquid high grade debt obligations equal in value to the repurchase price (which price will already include interest charges).

      LENDING OF PORTFOLIO SECURITIES

      Each Portfolio, except the Cash Management Portfolio, may seek to increase its income by lending portfolio securities. A Portfolio would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

      BORROWING

      A Portfolio may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Portfolio's borrowings, a Portfolio will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Portfolio's net asset value of any increase or decrease in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      FOREIGN SECURITIES

      Except for the Government Portfolio, each Portfolio may invest, without limit, (with respect to a maximum of 25% of the net assets of the Eagle Growth Equity Portfolio) subject to the other investment policies applicable to the Portfolio, in U.S. dollar-denominated and non-dollar denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other securities which meet the criteria applicable to that Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser or Sub-Adviser. Based on the investment policies of the Indexed Equity Portfolio, it most likely will not purchase any foreign securities. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

      Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and lower liquidity, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, changes in currency exchange rates and currency exchange control regulations, expropriation, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank. Further, to the extent investments in foreign securities are denominated in currencies of foreign countries, a Portfolio may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

      FOREIGN CURRENCY TRANSACTIONS

      Each Portfolio, except the Cash Management Portfolio and the Government Portfolio, may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. It is not expected that the Indexed Equity Portfolio will engage in any foreign currency transactions. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

      Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, each of the current Advisers and Sub-Advisers believes that it is important to have the flexibility to enter into such forward contracts when each determines that the best interest of a Portfolio will be served. Generally, the Advisers and Sub-Advisers believe that the best interest of a Portfolio will be served if a Portfolio is permitted to enter into forward contracts under specified circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

      Second, when the Adviser or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. A Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform similarly to the hedged currency, when exchange rates between the two currencies are sufficiently correlated ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position hedges" (including "proxy hedges"), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a proxy hedge).

      Finally, a Portfolio may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

      At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. If a Portfolio engages in an offsetting transaction, a Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      A Portfolio's dealing in forward contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

      In cases other than transactions which constitute "transaction hedges" or "position hedges" (including "proxy hedges"), a Portfolio will place cash not available for investment or liquid debt securities (denominated in the foreign currency subject to the forward contract) in a segregated account in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward currency exchange contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account by a Portfolio on a daily basis so that the value of the account will equal the amount of a Portfolio's commitments with respect to such contracts.

      It should be realized that this method of protecting the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      A Portfolio's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      The Advisers and Sub-Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

      BRADY BONDS

      The Convertible, High Yield Corporate Bond and Total Return Portfolios may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in several countries, including Mexico, Uruguay, Venezuela, Argentina, Costa Rica, Nigeria, the Philippines, Bulgaria, the Dominican Republic, Bolivia, Ecuador, Niger, Poland and Jordan (collectively, the "Brady Countries"). In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Peru and Panama.

      Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

      U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, is initially equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

      Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds ( or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

      Brady Bonds are not considered U.S. Government securities. In light of factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      WHEN-ISSUED SECURITIES

      Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Portfolio's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

      MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

      Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Backed Securities," below). The Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations," at page 40), and in other types of mortgage-related securities. The International Equity Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of MacKay-Shields are illiquid, if, as a result, more than 15% of the value of this Portfolio's assets will be illiquid.

      MORTGAGE-BACKED SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental insurers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers, or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, each Portfolio's investment adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the opinion of the Portfolio's Adviser or Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets (10% with respect to the Cash Management Portfolio, Growth Equity Portfolio and Bond Portfolio) will be illiquid.

      Early repayment of principal on mortgage backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid on a CMO, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity class receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. ("FHLMC CMOs") FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act, as amended. CMO residuals, whether or not registered under such

Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

      OTHER ASSET-BACKED SECURITIES. Similarly, the Advisers and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables (SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicles retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicles' sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      Consistent with a Portfolio's investment objective and policies, the Adviser or Sub-Adviser also may invest in other types of asset-backed securities.

      OPTIONS ON SECURITIES

      Each Portfolio, except the Cash Management, Bond or Growth Equity Portfolios, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. In addition, the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, American Century Income & Growth, Dreyfus Large Company Value, Total Return, and Value Portfolios may purchase puts and calls, other than "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolios or to a security which the Portfolios have a right to purchase, with a value of up to 5% of such Portfolios' respective net assets. The Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return, and Value Portfolios may each purchase protective puts (in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase) with a value of up to 25% of such Portfolios' respective net assets. The American Century Income & Growth and Dreyfus Large Company Value Portfolios may each purchase protective puts with a value of up to 20% of its net assets. The Eagle Growth Equity Portfolio may also purchase protective puts. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

      The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

      The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

      WRITING CALL OPTIONS. Any Portfolio, except the Cash Management, Bond or Growth Equity Portfolios, may sell ("write") covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance; however the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Total Return, and Value Portfolios may write covered call options with respect to no more than 25% of the value of their respective net assets. The American Century Income & Growth and the Dreyfus Large Company Value Portfolios may write covered call options with respect to no more than 20% of the value of their respective net assets. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option (in return for a premium received) the obligation to sell the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. The Portfolio covers options it has sold by holding a position in the underlying securities (the usual practice in the case of a call) or by other means which would permit timely satisfaction of the Portfolio's obligations as writer of the option, such as by depositing in a segregated account liquid assets equal in value to the exercise price of the option (the usual practice in the case of a put). A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. Even a Portfolio that is not designed to generate income might benefit from selling covered options when the Adviser or Sub-Adviser believes that little risk is involved. However, a Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio.

      A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its custodian.

      A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

      A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, a Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's portfolio, a Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

      A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, a Portfolio will not sell the underlying security until the option expires or a Portfolio delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option.

      Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Advisers, engage without limitation in the writing of options on U.S. Government securities.

      PURCHASING CALL OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period.

      WRITING PUT OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may also write covered put options. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian; however, the Capital Appreciation, Convertible, High Yield Corporate Bond, Total Return and Value Portfolios may not write any covered put options, if, as a result, more than 25% of a Portfolio's total assets (taken at current value) would be subject to put options written by such Portfolio. The American Century Income & Growth and Dreyfus Large Company Value Portfolios may not write covered put options if, as a result, more than 20% of their total assets (taken at current value) would be subject to put options written by such Portfolio. The Government Portfolio may not write any covered put options on U.S. Government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Portfolio. A put option is also "covered" if a Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by a Portfolio in liquid assets in a segregated account with its custodian.

      The premium that a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

      The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

      If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

      In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Advisers, engage without limitation in the writing of options on U.S.
Government securities.

      PURCHASING PUT OPTIONS. Each Portfolio, except the Cash Management, Bond and Growth Equity Portfolios, may purchase put options on any securities in which it may invest in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The put options purchased by the Portfolio may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security which the Portfolio has the right to purchase. The Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the premium and the exercise price.

      SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in U.S. Government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

      If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. A Portfolio will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

      OPTIONS ON FOREIGN CURRENCIES. Each Portfolio, except the Cash Management, Government, Bond and Growth Equity Portfolios may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of a Portfolio's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Portfolio's securities denominated in that currency.

      Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities a Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

      A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

      A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Portfolio in liquid assets in a segregated account with its Custodian.

      As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

      Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

      FUTURES TRANSACTIONS

      The Convertible, Lord Abbett Developing Growth, Eagle Growth Equity, Government, High Yield Corporate Bond, International Equity, Dreyfus Large Company Value and Total Return Portfolios may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's portfolio securities. Each of such Portfolios may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's portfolio. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's portfolio of fixed-income securities. The Capital Appreciation, Convertible, Lord Abbett Developing Growth, Eagle Growth Equity, High Yield Corporate Bond, American Century Income & Growth, International Equity, Dreyfus Large Company Value, Total Return, Value, and Indexed Equity Portfolios may purchase and sell futures contracts on stock index futures to hedge the equity portion of those Portfolios' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Portfolios may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Portfolio except the Cash Management, Government, Bond and Growth Equity Portfolios may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Portfolios, except the Cash Management, Bond and Growth Equity Portfolios, may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Portfolios also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price in a future month. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, major foreign currencies, a municipal bond index and various stock indexes. When interest rates are changing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. The purchase of futures contracts can also be used as a substitute for the purchase of longer-term securities to lengthen the average maturity or duration of a Portfolio's portfolio. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Portfolio can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that a Portfolio has acquired or expects to acquire.

      When a purchase or sale of a futures contract is made by a Portfolio, a Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio, but is instead a settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to a Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

      Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by a Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of a Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's portfolio.

      A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

      SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indexes to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's debt portfolio.

      CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract, if the Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of a Portfolio's securities denominated in such currency. If the Adviser anticipates that exchange rates will rise, a Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, a Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, a Portfolio realizes a loss.

      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Portfolios, except the Cash Management, Bond and Growth Equity Portfolios, also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Portfolio writes options on futures contracts, a Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for a Portfolio. If the option is exercised, a Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that a Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios which engage in transactions in futures contracts and related options do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of a Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Portfolio.

      When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by a Portfolio (or at a higher price if the difference is maintained in liquid assets with a Portfolio's custodian).

      When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by a Portfolio.

      When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by a Portfolio.

      In order to comply with applicable regulations of the CFTC pursuant to which the Portfolios avoid being deemed a "commodity pool," the Portfolios are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meanings and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which a Portfolio invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, futures options or forward contracts. "See Tax Status."

      RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      It is also possible that, when a Portfolio has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio may decline. If this occurred, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. The Portfolios do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies. In the case of a futures contract on an index, the amount of cash is equal to a specific dollar amount times the difference between the price at which the agreement is made and the value of an index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      SECURITIES INDEX OPTIONS

      The Portfolios, except the Bond and Growth Equity Portfolios, may purchase call and put options on securities indexes, including European and American options, for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier."

      A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P Index of 500 Common Stocks or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago
Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on debt securities, may be introduced and traded on exchanges in the future. If such options are introduced, the Portfolios will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

      A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Portfolio may also allow options to expire unexercised.

      ADDITIONAL INVESTMENT POLICIES APPLICABLE TO THE INTERNATIONAL EQUITY PORTFOLIO

      In addition to the investment policies set forth above, the International Equity Portfolio may enter the following transactions described below:

      SWAP AGREEMENTS


      The International Equity Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

      Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

      STATE INSURANCE LAW REQUIREMENTS

      Applicable state insurance laws and regulations permit NYLIAC to invest the assets allocated to NYLIAC's variable annuity and variable life insurance separate accounts in mutual funds, which are the investments contractually permitted by the Policies. As a Delaware insurance company doing business in New York, NYLIAC is required by section 4240 of the New York Insurance Law to invest such assets prudently. Subject to the direction of the Directors, the Advisers will make investments satisfying this requirement for each Portfolio. In addition, the Fund will comply with restrictions contained in any other insurance laws in order that the assets of NYLIAC's separate accounts may be invested in Portfolio shares.

      PORTFOLIO TURNOVER

      Each Portfolio has a different expected annual portfolio turnover rate, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolios. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

      For the years ending December 31, 1997, December 31, 1996 and December 31, 1995, the portfolio turnover rate for each of the following Portfolios was as follows: Capital Appreciation Portfolio, 34.38 %, 15.64%, and 34.83%, respectively; Government Portfolio, 344.99%, 303.83%, and 591.59%, respectively; Total Return Portfolio, 124.72%, 174.77%, and 253.00%, respectively; Bond Portfolio, 187.20 %, 103.02%, and 80.86%, respectively; Growth Equity Portfolio,
102.86 %, 104.13%, and 104.07%, respectively; and Indexed Equity, 5.21%, 3.11%, and 4.99%, respectively. With respect to the Cash Management Portfolio, the portfolio turnover rate for the years ended December 31, 1997, December 31, 1996, and December 31, 1995 as calculated in accordance with applicable SEC regulations, was 0%. For the years ended December 31, 1997, and December 31,1996, the turnover rate for each of the following Portfolios was as follows:
High Yield Corporate Bond, 15.88% and 148.74%, respectively; International Equity, 60.94% and 15.88%, respectively; and Value, 40.79% and 48.19%, respectively. For the period May 1, 1995 (commencement of operations) through December 31, 1995 the unannualized portfolio turnover rate for the Portfolios was as follows: High Yield Corporate Bond, 94.98%; International Equity, 13.65%; and Value Portfolio, 19.75%. For the year ending December 31, 1997 the portfolio turnover rate for Convertible Portfolio was 217.35%. For the period October 1, 1996 (commencement of operations) through December 31, 1996, the unannualized portfolio turnover rate for the Convertible Portfolio was 15.09%.


      As the Lord Abbett Developing Growth, Eagle Growth Equity, American Century Income & Growth, and Dreyfus Large Company Value Portfolios were established after the effective date of this Statement of Additional Information, portfolio turnover rates are not available for these Portfolios. The turnover rates for these Portfolios are expected to exceed 100%. A turnover rate in excess of 100% is likely to result in a Portfolio's bearing higher brokerage costs.

                            MANAGEMENT OF THE FUND

      The directors and executive officers of the Fund and their principal occupations for the past five years are set forth below. Each director of the Fund is also a director of the New York Life Fund, Inc.

Name and Address**               Age      Position(s) Held           Principal Occupation(s) During Past Five Years
                                          With Registrant
Michael J. Drabb                  63             Director            Executive Vice President and Director of O'Brien Asset
                                                                     Management, Inc., from August 1993 to date, Executive
                                                                     Vice President of The Mutual Life Insurance Company of
                                                                     New York ("MONY") from May 1989 to April 1992.  Mr.
                                                                     Drabb is also a Director of the following Corporations:
                                                                     New York Life Settlement Corporation, MONY Series
                                                                     Fund, J.P. Food Services, Inc., and United States Leather.

Jill Feinberg                     42             Director            Consultant, Jill Feinberg & Company from 1989 to date.
                                                                     Ms. Feinberg is also a Director of New York Life
                                                                     Settlement Corporation.

Daniel Herrick                    76             Director            Treasurer and Senior Executive, National Gallery of Art,
                                                                     Washington, D.C. from December 1985 to June 1995.

Richard M. Kernan, Jr.*           56         Chairman of the         Executive Vice President and Chief Investment Officer of
                                               Board, Chief          New York Life Insurance Company from September 1995
                                          Executive Officer and      to date; Executive Vice President prior thereto.
                                                 Director

Anne F. Pollack*                  41         President, Chief        Senior Vice President of New York Life Insurance
                                              Administrative         Company from March 1992 to date.
                                           Officer and Director

Robert D. Rock*                   42        Vice President and       Senior Vice President in charge of the Individual Annuity
                                                 Director            Department of New York Life Insurance Company March
                                                                     1991 to date.

Roman L. Weil                     56             Director            Professor of Accounting and Sigmund E. Edelstone
                                                                     Professor of Accounting, Graduate School of Business,
                                                                     University of Chicago, from September 1976 to present,
                                                                     Visiting Professor of Law, Stanford University Law
                                                                     School, from September 1990 to August 1996.

         OFFICERS (OTHER THAN DIRECTORS)

Name and Address**               Age      Position(s) Held           Principal Occupation(s) During Past Five Years
                                          With Registrant
Anthony W. Polis                  52            Treasurer            Vice President of New York Life Insurance Company from
                                                                     1988 to date.

Marc J. Chalfin                   50            Controller           Senior Vice President and Controller of New York Life
                                                                     Insurance Company from March 1995 to date; Vice
                                                                     President and Controller from February 1994 to date; Vice
                                                                     President and Deputy Controller from March 1991 to
                                                                     February 1994.



John  Weisser                     56             Director        President and Managing Director of Solomon Brothers,
                                                                 Inc., from May 1971 through June 1995.

------------------------

* Directors identified with an asterisk are considered to be interested persons of the Fund within the meaning of the 1940 Act because of their affiliation with New York Life. None of the directors and executive officers of the Fund owns any stock of the Fund.

** The address of each director and executive officer is 51 Madison Avenue, New York, New York 10010.

      For services rendered to the Fund during the fiscal year ended December 31, 1997, the directors received an aggregate of $82,000 from the Fund as directors' fees. Each director of the Fund who is not an interested person of the Fund currently receives a fee of $35,000 per year plus $1,500 for each meeting attended, and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings. No director or officer of the Fund who is also a director, officer or employee of New York Life is entitled to any compensation from the Fund for services to the Fund. The following Compensation Table reflects all compensation paid by the Fund for the year ended December 31, 1997, for each of the following persons:

                               COMPENSATION TABLE


                               COMPENSATION TABLE


Name of Person, Position             Aggregate           Pension or         Estimated Annual        Total Compensation
                                   Compensation          Retirement           Benefits Upon        From Registrant and
                                  From Registrant     Benefits Accrued         Retirement          Fund Complex Paid to
                                                      as Part of Fund                                   Directors
                                                          Expenses
Michael J. Drabb, Director              $20,500            $    0              $     0                   $20,500
Jill Feinberg , Director                 20,500                 0                    0                    20,500
Daniel Herrick, Director                 20,500                 0                    0                    20,500
Richard M. Kernan, Jr.,                       0                 0                    0                         0
Director
Anne F. Pollack, Director                     0                 0                    0                         0
Robert D. Rock, Director                      0                 0                    0                         0
Roman L. Weil, Director                  20,500                 0                    0                    20,500
John  Weisser, Director                       0                 0                    0                         0
                                                                                                         -------
   TOTAL                                                                                                 $82,000

       INVESTMENT ADVISERS

       Pursuant to the Investment Advisory Agreements for the Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, International Equity, Total Return Value and Indexed Equity Portfolios, dated December 15, 1996 and the Investment Advisory Agreement for the Convertible Portfolio dated August 22, 1996, MacKay-Shields or Monitor, each subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, manages the investment operations of the respective portfolios that it advises and the composition of each such Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. New York Life will perform these services for the Bond and Growth Equity Portfolios pursuant to an Investment Advisory Agreement dated December 15, 1996.

       Each Investment Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the particular Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons of any such party.

       The Advisers have each authorized any of their directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, MacKay-Shields, New York Life or Monitor bears the salaries and expenses of all of its personnel.

Other than as imposed by law, the Investment Advisory Agreements provide that MacKay-Shields, New York Life or Monitor shall not be liable to the Portfolios for any error of judgment by MacKay-Shields, New York Life or Monitor or for any loss sustained by the Funds or NYLIFE Securities, Inc., except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

       "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor. The Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Indexed Equity Portfolio.

       New York Life will serve as Investment Adviser to the Dreyfus Large Company Value, American Century Income & Growth, Lord Abbett Developing Growth and Eagle Growth Equity Portfolios pursuant to an Investment Advisory Agreement, subject to the supervision of the Directors of the Fund and in conformity with the stated policies of the Portfolios, and will administer the Portfolios' business affairs and has investment advisory responsibilities. As described more fully below, the Investment Adviser has delegated day to day Portfolio management responsibilities to certain Sub-Advisers.

       The Investment Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by vote of a majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Investment Adviser (as the term is defined in the 1940 Act).

       New York Life has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed.

       The Investment Advisory Agreement provides that New York Life shall not be liable to a Portfolio for any error in judgment by New York Life or for any loss sustained by a Portfolio, except in the case of New York Life's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      Pursuant to Sub-Advisory Agreements between New York Life and each of American Century Investment Management, on behalf of the American Century Income & Growth

Portfolio; the Dreyfus Corporation, on behalf of the Dreyfus Large Company Value Portfolio; Eagle Asset Management, on behalf of the Eagle Growth Equity Portfolio; and Lord Abbett, on behalf of the Lord Abbett Developing Growth Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). The Sub-Advisers have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Sub-Advisers, subject to the supervision of the Directors of the Fund and New York Life and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

       The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Director or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Investment Adviser or any Sub-Adviser (as the term is defined in the 1940 Act).


       ADMINISTRATION AGREEMENTS

       NYLIAC ("Administrator") acts as administrator for the Portfolios pursuant to Administration Agreements dated December 15, 1995. NYLIAC has entered into an Administration Agreement Supplement for the Convertible Portfolio dated August 22, 1996 and Administration Agreement Supplements each May 1, 1998 for each of the American Century Income & Growth Portfolio, the Dreyfus Large Company Value Portfolio, the Eagle Asset Management Growth Equity Portfolio, and the Lord Abbett Developing Growth Portfolio. The Administrator has authorized any of its directors, officers and employees who have been elected or appointed as directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Administrator bears the following expenses:

            (a) the salaries and expenses of all personnel of the Fund and the Administrator, except the fees and expenses of Directors not affiliated with the Administrator or the Advisers; and

            (b) all expenses incurred by the Administrator in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

       NYLIAC has agreed to limit the "Other Expenses" of each of the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and the Lord Abbett Developing Growth Portfolios to 0.15% of average daily net assets on an annualized basis through December 31, 1998. NYLIAC has also agreed to limit the "Other Expenses" of each of the Convertible and International Equity Portfolios to 0.17% of average daily net assets on an annualized basis through December 31, 1998.

       Under a separate agreement, New York Life has granted the Fund the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

       PORTFOLIO BROKERAGE

       The Advisers or, with respect to their Dreyfus Large Company Value Portfolio, American Century Income & Growth Portfolio, Lord Abbett Developing Growth Portfolio, and Eagle Growth Equity Portfolio, Sub-Advisers, determine which securities to buy and sell for the Fund, select brokers and dealers to effect the transactions, and negotiate commissions. Transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Portfolio for which the transaction is executed. Fixed income securities are generally traded with dealers acting as principals for their own account without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock and intermediate and long term debt securities may be purchased at a fixed price including an amount of compensation to the underwriter. From time to time, NYLIFE Securities, Inc. may execute transactions in equity securities on behalf of the Portfolios. Such commissions may be charged against all Portfolios, with the exception of the Cash Management Portfolio.

       In placing orders for securities transactions, each Adviser's or Sub-Adviser's policy is to obtain the most favorable price and efficient execution available. In order to obtain the brokerage and research services described below, higher commissions may sometimes be paid.

       When selecting broker-dealers to execute portfolio transactions, each Adviser or Sub-Adviser considers many factors including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Adviser or Sub-Adviser. The Advisers or Sub-Advisers use these services in connection with all their investment activities, including other investment accounts they advise. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisers or Sub-Advisers in providing investment advisory services to the Fund.

       For the years ending December 31, 1997, December 31, 1996 and December 31, 1995, the Fund paid total brokerage commissions of $2,902,769, $2,121,056 and $1,506,976, respectively.

                        DETERMINATION OF NET ASSET VALUE

       The Fund determines the net asset value per share of each Portfolio on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the first close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) for each Portfolio for purchases and redemptions of shares of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total Portfolio assets, less liabilities, by the total number of shares of that Portfolio outstanding.

       HOW PORTFOLIO SECURITIES WILL BE VALUED

       Portfolio securities of the Cash Management Portfolio are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.

       Portfolio securities of each other Portfolio are valued (a) by appraising other common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers (NASDAQ) system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Adviser to be representative of market values at the first close of business of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the close of business of the New York Stock Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures contract is principally traded; and (g) by appraising all other securities and other assets including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by the Directors. Money market instruments held by the Portfolios with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Portfolios are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

       Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Directors. The Fund recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is informed after the ex-dividend date.

       Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Portfolios' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolios' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

                     INVESTMENT PERFORMANCE CALCULATIONS

       CASH MANAGEMENT PORTFOLIO YIELD

       In accordance with regulations adopted by the SEC, the Fund is required to compute the Cash Management Portfolio's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Cash Management Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

      The SEC also permits the Fund to disclose the effective yield of the Cash Management Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

       The Cash Management Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance that it will be able to do so. The yield on amounts held in the Cash Management Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Management Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Cash Management Portfolio, the types and quality of portfolio securities held by the Cash Management Portfolio, and its operating expenses. Therefore, the yield for any period should not be considered representative of the yield for any future period.


       For the seven-day period ending December 31, 1997, the Cash Management Portfolio yield was 5.13%, and the effective yield was 5.27%.


      CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND AND BOND PORTFOLIOS
      YIELD

       The Fund may from time to time disclose the current annualized yield of the Convertible, Government, High Yield Corporate Bond and Bond Portfolios for 30-day periods. The annualized yield of these Portfolios refers to the income generated by the Portfolio over a specified 30-day period. Because the yield is annualized, the yield generated by the Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per share earned during the period by the price share on the last day of the period, according to the following formula:

           2[(a - b +1) to the sixth power -  1]
YIELD =       -----
               cd

Where:

      a     = dividends and interest earned during the period by the Portfolio.
      b     = expenses accrued for the period (net of reimbursements).
      c     = the average daily number of shares outstanding during the period.
      d     = the maximum offering price per share on the last day of the period.


       Net investment income will be determined in accordance with rules established by the SEC. Accrued expenses will include all recurring fees that are charged to all shareholder accounts.

      The yield calculations do not reflect the effect of any charges that may be applicable to a particular Policy or separate account. Because of the charges and deductions imposed by the Separate Accounts, the yield realized by Owners in the Investment Divisions of the Separate Accounts will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in any Portfolio normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. Each of the Convertible, Government, High Yield Corporate Bond and Bond Portfolios' actual yield will be affected by the types and quality of portfolio securities held by the respective Portfolio, and its operating expenses.

       TOTAL RETURN CALCULATIONS

       The Fund may from time to time also disclose average annual total returns for the Capital Appreciation, Convertible, Lord Abbett Developing Growth, Government, High Yield Corporate Bond, American Century Income & Growth, International Equity, Dreyfus Large Company Value, Total Return, Value, Bond, Growth Equity, and Indexed Equity Portfolios for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate a hypothetical initial amount invested to the ending redeemable value, according to the following formula:

            P(1 + T)(n) = ERV

      Where:   P    =  a hypothetical initial payment of $1,000;
               T    =  average annual total return;
               n    =  number of years; and
               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year at the end of the one, five, or ten-year period (or fractional portion thereof).


      All recurring fees that are charged by the Fund to all shareholder accounts are recognized in the ending redeemable value. The average annual total return calculations for the Portfolio will not reflect the effect of charges that may be applicable to a particular Policy.

      For the one, five and ten-year periods ending December 31, 1997, the average annual total returns for the Bond Portfolio were 9.65%, 7.33% and 7.86%, respectively.


      For the one, five and ten year periods ending December 31, 1996, the average annual total returns for the Growth Equity Portfolio were 26.75%, 18.59% and 16.87%, respectively. For the one-year period ending December 31, 1997, the average annual total returns for the Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios were 23.49%, 5.25%, 9.48%, 17.79% and 32.84%, respectively. For the period beginning January 29,

1993 (inception date) through December 31, 1997, the average annual total returns for the Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios were 18.38%, 4.48%, 6.53%, 13.59% and 19.70%, respectively. For the one year period ending December 31, 1997, the annual total returns for the High Yield Corporate Bond, International Equity and Value Portfolios were 13.01%, 11.26% and 18.81%, respectively. For the period beginning May 1, 1995 (inception date) through December 31, 1997, the average annual total returns for the High Yield Corporate Bond, International Equity and Value Portfolios were 15.06%, 9.92% and 22.35%, respectively.







      The yield and total return calculations of the Portfolios do not reflect the effect of the charges that may be applicable to a particular Policy or Separate Account. Such charges will reduce the net yield and total return of that Policy. Performance figures for a Portfolio will only be advertised if the comparable figures for the Policy are included in the advertisement.


                       PURCHASE AND REDEMPTION OF SHARES

      The Portfolios currently offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC separate accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to separate accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

      The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption.

      The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the net asset value of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

      Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Advisers. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                                      TAXES

      Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

      In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other requirements, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains (without deduction for losses) from the sale or other disposition of securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income derived with regard to its investing in such securities or currencies and
(b) derive less than 30% of its gross income from gains (without deduction for losses) realized on the sale or other disposition of securities held for less than three months. In order to meet this 30% requirement, a Portfolio may defer selling certain investments beyond the time when it might otherwise do so.

      The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

      The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 5,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are divided into fifteen classes as set forth below:

      NAME                                                      SHARES
      ----                                                      ------
   Capital Appreciation Portfolio                              50,000,000
-------------------------------------------------------------------------
   Cash Management Portfolio                                  600,000,000
-------------------------------------------------------------------------
   Convertible Portfolio                                      100,000,000
-------------------------------------------------------------------------
   Government Portfolio                                        50,000,000
-------------------------------------------------------------------------
   High Yield Corporate Bond Portfolio                        100,000,000
-------------------------------------------------------------------------
   International Equity Portfolio                             100,000,000
-------------------------------------------------------------------------
   Total Return Portfolio                                      50,000,000
-------------------------------------------------------------------------
   Value Portfolio                                            100,000,000
-------------------------------------------------------------------------
   Bond Portfolio                                             100,000,000
-------------------------------------------------------------------------
   Growth Equity Portfolio                                    100,000,000
-------------------------------------------------------------------------
   Indexed Equity Portfolio                                    50,000,000
-------------------------------------------------------------------------
   Dreyfus Large
     Company Value
     Portfolio                                                100,000,000
-------------------------------------------------------------------------
     Lord Abbett Developing Growth
     Portfolio                                                100,000,000
-------------------------------------------------------------------------
     American Century Income & Growth
     Portfolio                                                100,000,000
-------------------------------------------------------------------------
     Eagle Asset Management Growth Equity Portfolio           100,000,000
-------------------------------------------------------------------------

      The shares of the Portfolios are eligible for investment by the Separate Accounts. There exist 3,200,000,000 unclassified shares which may be issued as an addition to one or more of the above classes or to any new class or classes of shares as determined by the Fund's Board of Directors. The Fund has no present plans to issue shares of any additional classes. The shares of each Portfolio, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

      Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio.

      Each class of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated as determined by the Directors.

      In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

      All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement.

      The vote of a majority of the Fund shares (or of the shares of any Portfolio) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of any Portfolio).

      The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

      The initial capital for the Portfolios was provided by NYLIAC separate accounts. The equity of NYLIAC in the separate accounts is represented by its ownership of accumulation units in the separate accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any separate account until such time as this can be done without any significant impact upon the separate account.

      The Fund has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or who obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund or an investment adviser, unless such power is the result of their position with the Fund or investment adviser. Such persons are generally required to preclear all security transactions with the Fund's Compliance Officer or such officer's designee and to report all transactions on a regular basis. The Fund has developed procedures for administration of the Code.

                                 LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert, Price & Rhoads, Washington, D.C.

                             FINANCIAL STATEMENTS

      The financial statements of the Fund for the year ended December 31, 1997, including the financial highlights for each of the periods presented appearing in the 1997 Annual Report to shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in the statement of additional information.

                            PART C. OTHER INFORMATION

ITEM 24.......................................FINANCIAL STATEMENTS AND EXHIBITS

      a.    Financial Statements:

            All required financial statements are included in Part B of this Registration Statement or are incorporated by reference.

      b.    Exhibits:

1(a)     --   Articles of Incorporation of Registrant -- Previously filed as Exhibit No. 1 to
              Post-Effective Amendment No. 9.
1(b)     --   Articles Supplementary
1(c)     --   Articles of Amendment -- Previously filed as Exhibit No. 1(c) to Post-Effective
              Amendment No. 21.
2        --   By-laws of Registrant -- Previously filed as Exhibit No. 2 to Post-Effective
              Amendment No. 9.
3        --   None.
4        --   Form of Specimen certificate for shares of common stock of newly created
              Portfolios -- Previously filed as Exhibit No. 4 to Post-Effective Amendment No. 9
5(a)     --   Form of Investment Advisory Agreement with MacKay-Shields Financial Corporation -- Previously filed as Exhibit 5 to
              Post-Effective Amendment No. 16 of The Mainstay Funds (File No. 33-2610).
5(b)     --   Form of Investment Advisory Agreement with Monitor Capital Advisors, Inc. -- Previously filed as Exhibit 5 to
              Post-Effective Amendment No. 4 of New York Life Institutional Funds Inc. (File No. 33-36962).
5(c)     --   Form of Investment Advisory Agreement with New York Life Insurance Company -- Previously filed as Exhibit 5(c) to
              Post-Effective Amendment No. 15.
5(d)     --   Form of Sub-Advisory Agreement between New York Life and American Century Investment Management, Inc.
5(e)     --   Form of Sub-Advisory Agreement between New York and the Dreyfus Corporation
5(f)     --   Form of Sub-Advisory Agreement between New York Life and Eagle Asset Management
5(g)     --   Form of Sub-Advisory Agreement between New York Life and Lord, Abbett & Co.
6        --   None.
7        --   None.
8        --   Form of Custodian Agreement -- Previously filed as Exhibit 8 to Pre-Effective      Amendment No. 1.
9(a)     --   Form of Stock Sale Agreement -- Previously filed as Exhibit 9(a) to Pre-Effective Amendment No. 1.
9(b)     --   Form of Stock License Agreement relating to the use of the New York Life name and service marks -- Previously filed as Exhibit
              9(b) to Post-Effective Amendment No. 1.
10(a)    --   Opinion and Consent of Counsel
11       --   Consent of Price Waterhouse LLP, Independent Public Accountants
12       --   None.
13(a)    --   Form of Initial Stock Subscription Letter -- Previously filed as Exhibit 13(a) to Pre-Effective Amendment No. 1.
13(b)    --   Form of Investment Undertaking -- Previously filed as Exhibit 13(b) to Pre-Effective Amendment No. 1.
14       --   None.
15       --   None.
16       --   None.
17       --   Financial Data Schedules.
18       --   None.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC's Variable Annuity Separate Account-I and Variable Annuity Separate Account-II (the "Separate Accounts"); NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II and VLI Separate Account and NYLIAC LifeStages Annuity Separate Account (the "Variable Accounts"); and NYLIAC Variable Universal Life Separate Account-I and NYLIAC Variable Universal Life Separate Account-II (the "VUL Accounts," collectively with the Separate Accounts and the Variable Accounts, the "Accounts"). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts, and affiliates, New York Life, MacKay-Shields and Monitor, serves as investment advisers to the Portfolios.

         The following chart indicates the persons presumed to be controlled by New York Life:


         The following chart indicates the persons controlled by New York Life:

                                                     Jurisdiction of                                  Percent of Voting
Name+                                                Organization                                     Securities Owned
Eagle Strategies Corporation                         Arizona                                                 100%
Greystone Realty Corporation which owns 100%
of the shares of:                                    Delaware                                                100%
  Greystone Realty Management, Inc.                  Delaware

NYLIFE Administration Corp.
(doing business as NYLACOR)                          Texas                                                   100%

MacKay-Shields Financial Corporation                 Delaware                                                100%
MSC Holding, Inc. (formerly Magnus Software
Corporation, Inc.)                                   Georgia                                                  85.43%

MainStay Institutional Funds Inc.                    Maryland                                                 ***

Monitor Capital Advisors, Inc.                       Delaware                                                100%

NYLIFE SFD Holding, Inc.
  which owns 83.33% of NYLIFE                        Delaware                                                100%
    Structured Asset Management Company Ltd.         Texas

New York Life Capital Corporation                    Delaware                                                100%

New York Life Fund, Inc.                             New York                                                 *

New York Life Insurance and Annuity
  Corporation                                        Delaware                                                100%

New York Life International Investment Inc.          Delaware                                                100%
which owns 100% of the shares of:
  Monetary Research Ltd.                             Bermuda
  and 100% of the shares of:
  NYL Management Limited which owns                  United Kingdom
  33.345% of the shares of:
  Japan Gamma Asset Management Limited               Japan

The MainStay Funds                                   Massachusetts                                           *

New York Life Worldwide Holding, Inc., which         Delaware                                                100%
  owns 100% of the shares of:
New York Life Worldwide Capital, Inc.                Delaware
New York Life Worldwide Development, Inc.            Delaware
New York Life Worldwide (Bermuda) Ltd.
New York Life Insurance Worldwide Ltd.               Bermuda
and owns 99.97% of the shares of                     Bermuda

                                                     Jurisdiction of                                  Percent of Voting
Name+                                                Organization                                     Securities Owned
                                                     United Kingdom
New York Life (U.K.) Ltd., which owns
100% of the shares of:                               England
     Windsor Construction Company Limited
     and owns 51% of the shares of:                  South Korea
     KOHAP New York Life Insurance Ltd.
     and owns 50.2% of the shares of:                Indonesia
     P.T. Asuransi Jiwa Sewu-New York Life and
owns 49% of the shares of:                           Mexico
     GEO New York Life, S.A. and owns
     31.25% of the shares of:                        United Kingdom
     Life Assurance Holding Corporation Limited,
which owns 100% of the shares of:                    England
         Windsor Life Assurance Company Limited      England
         Gresham Life Assurance Society Limited

NYLCO, Inc.                                          New York                                                 100%

NYLIFE Depositary Corporation which owns 16.67%      Delaware                                                 100%
of NYLIFE Structured Asset Management Company Ltd.   Texas


New York Life Benefit Services, Inc. which owns      Massachusetts                                            100%
100% of ADQ Insurance Agency Inc.                    Massachusetts

New York Life Trust Company                          New York                                                 100%

NYLICO, Inc.                                         New York                                                 100%
(formerly New York Life Capital Corp.)

NYLIFE Distributors Inc.                             Delaware                                                 100%

NYLIFE Equity Inc.                                   Delaware                                                 100%

NYLIFE Funding Inc.                                  Delaware                                                 100%

NYLIFE Healthcare Management Inc., which owns        Delaware
46.3% of total combined stock and 89.6% of the
voting rights of:
Express Scripts, Inc., which owns 100% of the        Delaware
shares of:
     Great Plains Reinsurance Company                Canada
     Practice Patterns Science, Inc.
     ESI Canada Holdings, Inc., which owns 100%      Canada
     of the shares of:
          ESI Canada, Inc.                           Canada
     IVTx of Houston, Inc.                           Texas
     IVTx of Dallas, Inc.                            Texas
     PhyNet, Inc.                                    Delaware
Express Scripts Vision Corporation                   Delaware
NYLCare Health Plans, Inc.                           Delaware
(formerly Sanus Corp. Health Systems), which owns
100% of the shares of:
     New York Life and Health Insurance Company      Delaware
     Avanti Corporate Health Systems Inc.            Delaware
     Avanti Health Systems, Inc., which owns 100%    Texas
of the shares of:
     Avanti of the District, Inc.                    Maryland
          Avanti of Illinois, Inc.                   Illinois
          Avanti of New York, Inc.                   New York
          Avanti of New Jersey, Inc.                 New Jersey
     and owns 80% of the shares of:
     NYLCare Health Plans of the Mid-Atlantic,       Maryland
Inc., which owns 100% of the shares of:

                                                     Jurisdiction of                                  Percent of Voting
Name+                                                Organization                                     Securities Owned
     Physicians Health Services Foundation, Inc.     Maryland
Lonestar Holding Co., which owns 90% of the shares   Delaware
of:
     Lone Star Health Plan, Inc., which owns 100%    New York
     of the shares of:
          NYLCare Health Plans of the Gulf Coast,    Texas
          Inc.
Prime Provider Corp., which owns 100% of the         New York
shares of:
     Prime Provider Corp. of Texas                   Texas
NYLCare of Connecticut, Inc.                         Connecticut
Sanus Dental Plan of New Jersey, Inc.                New Jersey
NYLCare Dental Plans of the Southwest, Inc.          Texas
NYLCare Health Plans of New York, Inc.               New York
NYLCare Health Plans of Connecticut, Inc.            Connecticut
NYLCare Health Plans of the Midwest, Inc.            Illinois
NYLCare Health Plans of New Jersey, Inc.             New Jersey
NYLCare of Texas, Inc., which owns 100% of           Texas
the shares of:
     NYLCare Passport PPO of the Southwest, Inc.     Texas
Sanus Preferred Providers West, Inc.                 California
Sanus Preferred Services, Inc.                       Maryland
Sanus Preferred Services of Illinois, Inc.           Illinois
NYLCare Health Plans of the Southwest, Inc.          Texas
WellPath of Arizona Reinsurance Company              Arizona
NYLCare Health Plans of Louisiana, Inc.              Louisiana
NYLCare of New England, Inc.                         Delaware
Sanus - Northeast, Inc.                              Delaware
NYLCare Health Plans of Maine, Inc.                  Maine
NYLCare NC Holdings, Inc.                            Delaware
WellPath Community Health Plan Holdings, L.L.C.      North Carolina
which owns 100% of WPCHP Holdings, Inc. and
99% of:                                              Delaware
     WellPath Preferred Services, L.L.C.             North Carolina
     and
     WellPath Select Holdings, L.L.C.                North Carolina
WellPath of Carolina, Inc.                           North Carolina
WellPath Select, Inc.                                North Carolina
Sanus of New York and New Jersey, Inc.               New York
NYLCare Health Plans of Pennsylvania, Inc.           Pennsylvania
Docservo, Inc.                                       New York
The ETHIX Corporation, which owns 100% of            Delaware
The shares of:
     ETHIX Great Lakes, Inc.                         Michigan
     ETHIX Mid-Atlantic, Inc., which owns 100%       Pennsylvania
     of the shares of:
          PriMed, Inc.                               New Jersey
     ETHIX Midlands, Inc.                            Delaware
     ETHIX Mid-Rivers, Inc.                          Missouri
     ETHIX Northwest Public Services, Inc.           Washington
     ETHIX Northwest, Inc.,                          Washington
     which owns 100% of:
     NYLCare Health Plans Northwest, Inc.            Washington
     ETHIX Pacific, Inc.                             Oregon
     ETHIX Risk Management, Inc.                     Oregon
     ETHIX Southeast, Inc.                           North Carolina
     ETHIX Southwest, Inc.                           Texas
Benefit Panel Services which owns 100% of the        California
shares of VivaHealth, Incorporated                   California

One Liberty Plaza Holdings, Inc.                     Delaware

NYLIFE Inc.                                          New York                                                 100%

                                                     Jurisdiction of                                  Percent of Voting
Name+                                                Organization                                     Securities Owned

NYLIFE Insurance Company of Arizona                  Arizona                                                 100%

NYLIFE Realty Inc. which owns 100% of the            Delaware
shares of:  CNP Realty Investments, Inc.             Delaware                                                100%

NYLIFE Refinery, Inc.                                Delaware                                                100%

NYLIFE Resources Inc.                                Delaware                                                100%

NYLIFE Securities Inc.                               New York                                                100%

NYLINK Insurance Agency Incorporated                 Delaware                                                100%
which owns 100% of the shares of:
     NYLINK Insurance Agency of Alabama              Alabama
     NYLINK Insurance Agency of New Mexico           New Mexico

NYLTEMPS Inc.                                        Delaware                                                100%

---------------------

+ By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

* New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life (for the New York Life Fund, Inc.) and NYLIAC (for the MainStay VP Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of these entities.

**    New York Life Foundation does not issue voting securities.

*** MacKay-Shields Financial Corporation and Monitor Capital Advisors, Inc. serve as investment advisers to this entity.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                                           NUMBER OF
                                                                                       RECORD HOLDERS AT
                               TITLE OF CLASS                                            APRIL 1, 1998

Growth Equity Portfolio, par value $0.01 per share......................................       8
Bond Portfolio, par value $0.01 per share...............................................       8
Cash Management Portfolio, par value $0.01 per share....................................       8
Government Portfolio, par value $0.01 per share.........................................       5
Capital Appreciation Portfolio, par value $0.01 per share...............................       5
Indexed Equity Portfolio, par value $0.01 per share.....................................       5
Total Return Portfolio, par value $0.01 per share.......................................       5
High Yield Corporate Bond Portfolio, par value $0.01 per share..........................       5
Value Portfolio, par value $0.01 per share..............................................       5
International Equity Portfolio, par value $0.01 per share...............................       5
Convertible Portfolio, par value $0.01 per share........................................       5

ITEM 27.  INDEMNIFICATION

     (a) Maryland Law and By-Laws.

     Under Maryland law and Registrant's By-Laws, the Registrant is required to indemnify its directors (and former directors) and hold them harmless from damages and expenses in connection with legal proceedings or threatened legal proceedings by reason of their service to the Registrant. The Registrant, however, is not required to hold harmless directors as a result of certain forms of serious misconduct. The Registrant also may (and in limited circumstances is required to) indemnify and hold harmless officers from damages and expenses in connection with legal proceedings or threatened legal proceedings by reasons of their services to Registrant.

     Notwithstanding the foregoing, in no event will any payment be made to indemnify or hold harmless any director or officer (or former director or officer) for amounts incurred as a result of such director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

     The applicable Maryland statute provides that an officer or director (or former officer of director) shall be indemnified to such further extent as a court may deem fair and reasonable under the circumstances; provided that, the indemnification shall be limited to expenses, if the proceeding is by or in the right of the Registrant or if the officer or director has been adjudged liable on the basis of improper receipt of personal benefit.

     (b) Insurance.

     Under an endorsement to a directors and officers liability/corporation reimbursement (D&O) insurance policy issued to New York Life by National Union Fire Insurance Company of Pittsburgh, Pa., directors and officers of the Registrant, New York Life and its subsidiaries are insured on a claims-made basis for certain liabilities, which they may incur in such capacity.

     Directors and officers of the Registrant, New York Life and its subsidiaries are also insured on a claims-made basis for certain liabilities which they may incur in such capacity, under D&O insurance policies issued to New York Life by Sargasso Mutual Insurance Company Ltd., and off-shore insurer owned by U.S. Life Insurance Companies.

     (c) Undertaking.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The business of Mackay-Shields, Monitor and New York Life is summarized under "Investment Advisers" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     The business or other connections of each director and officer of MacKay-Shields, Monitor and New York Life active in investment management is currently listed in the investment adviser registration on Form ADV for MacKay-Shields (File No. 801-5594), Monitor (File No. 801-34412) and New York Life (File No. 80119525), respectively, and are hereby incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31 (a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant and of New York Life. The address of each, respectively, is 51 Madison Avenue, New York, New York 10010 and at Cokesbury Road, Lebanon, New Jersey 08833.

ITEM 31. MANAGEMENT SERVICES

     None.

ITEM 32. UNDERTAKINGS


     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and State of New York, on the 30th day of April, 1998.


                                        MainStay VP Series Fund, Inc.
                                                         (Registrant)

                                        By *   /s/   ANNE F. POLLACK
                                        --------------------------------------
                                        ANNE F. POLLACK, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE                         TITLE                               DATE
            ---------                         -----                               ----
        MICHAEL J. DRABB*                   Director                           April 30, 1998
-------------------------------
         MICHAEL J. DRABB

          JILL FEINBERG*                    Director                           April 30, 1998
-------------------------------
          Jill Feinberg

         DANIEL HERRICK*                    Director                           April 30, 1998
-------------------------------
          DANIEL HERRICK

     RICHARD M. KERNAN, JR.*             Chairman of the Board                 April 30, 1998
--------------------------------       (Chief Executive Officer)
      RICHARD M. KERNAN, JR.

         ANNE F. POLLACK*                 President and Director               April 30, 1998
--------------------------------      (Chief Administrative Officer)
         ANNE F. POLLACK

         ROBERT D. ROCK*                    Director                           April 30, 1998
-------------------------------
          ROBERT D. ROCK

          ROMAN L. WEIL*                    Director                           April 30, 1998
-------------------------------
          ROMAN L. WEIL

          JOHN A. WEISSER*                   Director                          April 30, 1998
-------------------------------
          JOHN A. WEISSER

        ANTHONY W. POLIS*                   Treasurer                          April 30, 1998
-------------------------------      (Principal Financial Officer)
         ANTHONY W. POLIS

   *By /s/ ANNE F. POLLACK
-------------------------------
   ANNE F. POLLACK, PRESIDENT

* Executed pursuant to one or more powers of attorney filed previously with the Securities and Exchange Commission.

                                    EXHIBITS

 1(b)   --  Articles Supplementary
10(a)   --  Opinion and Consent of Counsel
11      --  Consent of Price Waterhouse LLP, Independent Public Accountants
17      --  Financial Data Schedules